UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Astoria Financial Corporation

(Name of Registrant as Specified In Its Charter)

N/A

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One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

April 11, 2014

Dear Fellow Shareholder:

      I am very pleased to invite you to Astoria Financial Corporation’s Annual Meeting of Shareholders to be held at The Inn at New Hyde Park, 214 Jericho Turnpike, New Hyde Park, New York 11040 on Wednesday, May 21, 2014, at 9:30 a.m., Eastern Time. At this meeting, you will be asked to consider and act upon the matters described in the enclosed Notice of Annual Meeting of Shareholders.

      This year, we are again using certain rules established by the Securities and Exchange Commission that allow us to furnish our proxy materials to shareholders over the Internet. As a result, certain shareholders who are eligible to vote at the Annual Meeting of Shareholders will receive only a notice containing instructions on how to access the proxy materials over the Internet and vote online. The notice explains how to arrange to have the printed materials sent to you by mail. The proxy materials available online include our 2014 Proxy Statement and a copy of our 2013 Annual Report and Form 10-K, which includes our annual financial statements for the fiscal year ending December 31, 2013.

      Even if you plan to attend in person, you are encouraged to review the proxy materials and vote your shares in advance of the meeting. Your vote is extremely important. We appreciate your taking the time to vote promptly.

Sincerely

Monte N. Redman
President and Chief Executive Officer

One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2014

The Annual Meeting of Shareholders of Astoria Financial Corporation will be held on Wednesday, May 21, 2014, at 9:30 a.m., Eastern Time, at The Inn at New Hyde Park, 214 Jericho Turnpike, New Hyde Park, New York 11040. The meeting will be held to consider and act upon the following matters:

1.	The election of two directors for terms of three years each;
2.	The approval of the 2014 Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation;
3.	The approval of the Astoria Financial Corporation Executive Officer Annual Incentive Plan, as Amended March 19, 2014;
4.	The approval, on a non-binding basis, of the compensation of our named executive officers;
5.	The ratification of the appointment of our independent registered public accounting firm.

Shareholders may also be asked to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof. Please note that we are not aware of any such other business.

Holders of record of Astoria Financial Corporation common stock as of the close of business on March 27, 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the meeting and at Astoria Financial Corporation, One Astoria Federal Plaza, Lake Success, New York 11042 for a period of ten days prior to the meeting.

For the convenience of our shareholders, proxies may be given either by telephone, electronically through the Internet, or by completing, signing, and returning the enclosed proxy card. In addition, shareholders may elect to receive future shareholder communications, including proxy materials, through the Internet. Instructions for each of these options can be found in the enclosed materials.

By order of the Board of Directors

Michele M. Weber
First Vice President,
Secretary and Senior Counsel

April 11, 2014

Astoria Financial Corporation
Proxy Statement

i

ii

ASTORIA FINANCIAL CORPORATION

One Astoria Federal Plaza
Lake Success, New York 11042-1085

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 21, 2014

General Information

This Proxy Statement and the accompanying proxy card are being furnished to holders of Astoria Financial Corporation, referred to as AFC, common stock in connection with the solicitation of proxies by the Board of Directors of AFC, referred to as the Board, for use at the AFC Annual Meeting of Shareholders to be held on May 21, 2014, and at any adjournments or postponements thereof, referred to as the Annual Meeting. AFC’s Annual Meeting will be held at 9:30 a.m., Eastern Time, at The Inn at New Hyde Park, 214 Jericho Turnpike, New Hyde Park, New York 11040. Only holders of record of AFC’s issued and outstanding common stock, par value $0.01 per share, referred to as AFC Common Stock, as of the close of business on March 27, 2014, referred to as the Record Date, are entitled to vote at the Annual Meeting. Holders of AFC’s depositary shares, each representing a  1/40th interest in a share of AFC’s Series C Non-Cumulative Perpetual Preferred Stock, referred to as Depositary Shares, are not entitled to vote at the Annual Meeting. AFC’s 2013 Annual Report and Form 10-K, which includes the consolidated financial statements of AFC for the fiscal year ended December 31, 2013, referred to as the Consolidated Financial Statements, accompany this Proxy Statement and the proxy card which are first being mailed or given on or about April 11, 2014 to shareholders of record as of the Record Date. AFC is the parent company of Astoria Federal Savings and Loan Association, referred to as the Association.

Under rules and regulations of the Securities and Exchange Commission, referred to as the SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of AFC Common Stock, we are furnishing proxy materials, which include our Proxy Statement and AFC’s 2013 Annual Report and Form 10-K, which includes the Consolidated Financial Statements, to certain of our shareholders over the Internet and providing an Important Notice Regarding the Availability of Proxy Materials, referred to as the Notice, by mail. AFC is mailing the Notice to such shareholders on or about April 11, 2014. Those shareholders who receive the Notice by mail will not receive a printed copy of the proxy materials unless they request to receive these materials in hard copy by following the instructions provided in the Notice. The Notice also will instruct those shareholders as to how they may access and review all of the important information contained in the proxy materials, including how they may submit their proxy, all via the Internet.

If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. If you intend to request such materials, we encourage you to do so promptly. In any case, you must request such materials no later than May 6, 2014, in order to allow timely delivery to you.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2014:

THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT www.edocumentview.com/af

Voting and Quorum Requirements

As of the Record Date, there were 99,408,856 shares of AFC Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Except as described below, each share of AFC Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to properly come before the Annual Meeting. The presence, either in person or by proxy, of the holders of a majority of all of the shares of AFC Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

The election of directors shall be by a plurality of votes cast by the holders of AFC Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. However, in uncontested elections under AFC’s Corporate Governance Guidelines, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation from the Board following certification of the shareholder vote. The Nominating and Corporate Governance Committee shall consider the resignation offer and recommend to the Board whether to accept it. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the shareholder vote. Promptly thereafter, AFC will publicly disclose the Board’s decision whether to accept such director’s resignation or, if applicable, the reasons for rejecting the resignation offer. Holders of AFC Common Stock may not vote their shares cumulatively with respect to the election of directors.

The approval of the 2014 Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation, referred to as the 2014 Stock Incentive Plan, the approval of the Astoria Financial Corporation Executive Officer Annual Incentive Plan, as Amended March 19, 2014, referred to as the Executive Incentive Plan, the approval, on a non-binding basis, of the compensation of our named executive officers and the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for AFC each require the affirmative vote of a majority of the votes cast by the holders of AFC Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

Shares of AFC Common Stock as to which the “ABSTAIN” box has been selected on the proxy card with respect to the approval of the 2014 Stock Incentive Plan, the approval of the Executive Incentive Plan, the approval, on a non-binding basis, of our named executive officer compensation or the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for AFC will be counted as present, entitled to vote and cast and will have the effect of a vote against such approval or ratification, as the case may be. In contrast, shares of AFC Common Stock underlying broker non-votes and shares for which a proxy card is not returned will not be counted as present and entitled to vote and will have no effect on the vote on such proposals.

Because the vote on the non-binding proposal to approve the named executive officer compensation is advisory, it will not be binding on the Board. However, the Board will consider the outcome of the vote when considering future executive compensation arrangements.

How to Vote

You may vote your shares:

(1) By Internet.  Vote at the Internet address shown on your proxy card or voting instruction form. The Internet voting system is available 24 hours a day until 11:59 p.m., Eastern Time, on Tuesday, May 20, 2014. Once you are in the Internet voting system, you can record and confirm or change your voting instructions.

(2) By mail.  If you received the Proxy Statement by mail, you may mark and sign the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope.

(3) By telephone.  Vote by telephone using the instructions on the enclosed proxy card or voting instruction form.

Every properly executed proxy card that is received by AFC prior to the closing of the polls at the Annual Meeting will be voted in accordance with the instructions contained therein unless otherwise revoked. Properly executed but unmarked proxy cards received by AFC prior to the closing of the polls at the Annual Meeting, unless otherwise revoked, will be voted FOR the election of the Board’s nominees as directors, FOR the approval of the 2014 Stock Incentive Plan, FOR the approval of the Executive Incentive Plan, FOR the approval, on an advisory basis, of the compensation of our named executive officers, and FOR the ratification of the appointment of our independent registered public accounting firm.

Alternatively, you may attend the Annual Meeting and vote in person. Voting over the Internet, by telephone or by mailing a proxy card will not limit your right to vote in person or attend the Annual Meeting. Shareholders who desire to attend the Annual Meeting may obtain driving directions by calling The Inn at New Hyde Park at (516) 354-7797 or AFC’s Investor Relations Department at (516) 327-7869.

If you are a shareholder whose shares are not registered in your name, you will need an assignment of voting rights from the shareholder of record to vote personally at the Annual Meeting.

Pursuant to the Certificate of Incorporation of AFC, no record shareholder of AFC Common Stock who, as of the Record Date, beneficially owns, directly or indirectly, more than ten percent (10%) of AFC Common Stock outstanding on such date will be entitled or permitted to vote any shares of AFC Common Stock in excess of ten percent (10%) of AFC Common Stock outstanding as of the Record Date. For purposes of this limitation, neither the ESOP, nor the trustee of such plan, is considered the beneficial owner of the AFC Common Stock held by the ESOP as of the Record Date.

Participants in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan, referred to as the ESOP, and the Astoria Federal Savings and Loan Association Incentive Savings Plan, referred to as the Incentive Savings Plan, in each case as of the Record Date, have the right to participate in directing the voting of AFC Common Stock held in their plan accounts as of that date, but do not have the right to vote those shares personally at the Annual Meeting. Such participants should refer to the voting instructions provided by the plan fiduciaries for information on how to direct the voting of such shares.

Revocation of Proxies

Any shareholder who executes a proxy (including a proxy given over the Internet or by telephone) has the right to revoke it at any time before it is voted at the Annual Meeting. A proxy may be revoked by delivering to the Secretary of AFC, at its principal office or at the Annual Meeting prior to the closing of the polls at the Annual Meeting, either a written revocation or a proxy (including a proxy given over the Internet or by telephone), duly executed, bearing a later date, or by attending the Annual Meeting and voting in person.

Interests of Certain Persons in Certain Proposals

AFC’s executive officers, including the two executive officers who are members of the Board, have an interest in three of the proposals that will be acted upon at the Annual Meeting that are different from the interests of AFC’s shareholders generally. At the Annual Meeting, shareholders will be asked to vote on Proposal No. 2 to approve the 2014 Stock Incentive Plan. If the proposal is adopted, each of AFC’s executive officers will continue to be eligible to receive a portion of their compensation for services, as an executive officer, in the form of stock option grants, grants of stock appreciation rights and awards of restricted stock and restricted stock units. Shareholders will also be asked to vote on Proposal No. 3 to approve the Executive Incentive Plan, under which executive officers may earn performance-based incentive awards upon attainment of performance goals. Shareholders will also be asked to cast a non-binding advisory vote on Proposal No. 4 regarding the compensation of our named executive officers, and the results of such advisory vote may influence future compensation decisions. The Board was aware of these interests and took them into account in recommending that shareholders vote in favor of Proposal No. 2, Proposal No. 3 and Proposal No. 4.

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of AFC Common Stock by each person or group of persons, as defined by Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act, known to AFC to be the beneficial owner of more than five percent (5%) of AFC voting stock. For purposes of the Annual Meeting, AFC Common Stock is the only AFC voting stock outstanding.

Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Committee under the ESOP, Committee appointed as Plan Administrator of the Incentive Savings Plan, and Trustee of the Association Employees’ Pension Plan c/o Astoria Federal Savings and Loan Association One Astoria Federal Plaza Lake Success, New York 11042	9,872,566	(1)	9.93
FMR LLC 245 Summer Street Boston, Massachusetts 02210	9,274,999	(2)	9.33
Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210	8,836,800	(3)	8.89
Black Rock, Inc. 40 East 52nd Street New York, New York 10022	7,194,987	(4)	7.24
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	6,215,892	(5)	6.25

(1)	The ESOP was an employee stock ownership plan under the Employee Retirement Income Security Act of 1974, as amended, referred to as ERISA. The ESOP provided for individual accounts for the accrued benefits of participating employees of AFC and its subsidiaries and their beneficiaries. The ESOP was merged with and into the Incentive Savings Plan, effective April 1, 2014, at which time all shares of AFC Common Stock which were beneficially owned by the ESOP were transferred to the Incentive Savings Plan. Prior to the merger, the ESOP was administered by the Committee under the ESOP comprised of five officers of the Association, and the assets of the ESOP were held in trust by Prudential Bank & Trust, FSB. The five individuals who comprised the Committee under the ESOP also serve as the Committee appointed as Plan Administrator of the Incentive Savings Plan and as trustees of the Association Employees’ Pension Plan, referred to as the Plan Committees. The Incentive Savings Plan is a defined contribution pension plan under ERISA and the Association Employees’ Pension Plan, referred to as the Employees Pension Plan, is a defined benefit pension plan under ERISA. The ESOP held, as of December 31, 2013, 7,947,332 shares of AFC Common Stock, all of which had been allocated to the accounts of individual participants and their beneficiaries. State Street Bank and Trust Company has been appointed as a fiduciary of the ESOP for the purpose of determining how the shares of AFC Common Stock held by the ESOP as of the Record Date will be voted at the Annual Meeting. For this purpose, each participant will be eligible to direct State Street Bank and Trust Company how the shares of AFC Common Stock allocated to his or her ESOP account as of the Record Date will be voted. Any allocated shares as of the Record Date with respect to which no voting instructions have been received will be voted at the Annual Meeting in the same manner and proportion as the allocated shares with respect to which voting instructions have been received. In certain circumstances, ERISA may confer upon State Street Bank and Trust Company and/or the trustee the power and duty to control the voting and tendering of AFC Common Stock allocated to the accounts of participating employees and beneficiaries who fail to exercise their voting and/or tender rights. As of December 31, 2013, the Employees Pension Plan held 917,353 shares of AFC Common Stock. The trustees will determine the manner in which such shares are voted at the Annual Meeting. The Incentive Savings Plan, as of December 31, 2013, held 1,007,881 shares of AFC Common Stock for the account of individual participants of the Incentive Savings Plan. For voting purposes, each participant with an Incentive Savings Plan account invested in whole or in part in shares of AFC Common Stock as of the Record Date will be eligible to provide voting instructions which will be taken into account by the Association, through the Committee appointed as Plan Administrator under the Incentive Savings Plan, in directing Prudential Bank & Trust Company, as trustee of the Incentive Savings Plan, how to vote at the Annual Meeting as to the number of shares of AFC Common Stock which have been allocated to such participant’s account under the Incentive Savings Plan as of the Record Date. In certain circumstances, ERISA may confer upon the Association, the Committee appointed as Plan Administrator of the Incentive Savings Plan and/or the trustees the power and duty to control the voting and tendering of AFC Common Stock allocated to the accounts of participating employees and beneficiaries who fail to exercise their voting and/or tender rights. Based on a Schedule 13G filed February 13, 2014 and other information available to AFC, as of December 31, 2013, the ESOP beneficially owned, and shared voting and dispositive power with respect to, 7,947,332 shares of AFC Common Stock and the Plan Committees beneficially owned 9,872,566 shares of AFC Common Stock, with sole voting and dispositive power with respect to 917,353 shares of AFC Common Stock, shared voting power with respect to 1,007,881 shares of AFC Common Stock and shared dispositive power with respect to 8,955,213 shares of AFC Common Stock. No individual member of the Plan Committees controls the actions of the Plan Committees and each such individual disclaims beneficial ownership of shares beneficially owned by the Plan Committees except as to shares held or allocated to their respective individual accounts.
(2)	According to a filing on Schedule 13G, Amendment No. 5, filed on or about February 14, 2014, by and on behalf of FMR LLC, Edward C. Johnson 3d, and Fidelity Management & Research Company, filing as joint filers pursuant to Rule13d-1(f)(1) under the Exchange Act, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, claims sole dispositive power with respect to 9,274,999 shares of AFC Common Stock as of December 31, 2013. Also under this filing, FMR LLC and Edward C. Johnson 3d each claim sole dispositive power with respect to all such shares beneficially owned by Fidelity Management & Research Company, due to their control of that company.
(3)	According to a filing on Schedule 13G, filed on or about February 14, 2014, Wellington Management Company, LLP, claims shared voting and dispositive power with respect to 8,836,800 shares of AFC Common Stock as of December 31, 2013.
(4)	According to a filing on Schedule 13G, Amendment No. 5, filed on or about January 28, 2014, BlackRock, Inc. claims sole voting power with respect to 6,931,249 shares of AFC Common Stock and sole dispositive power with respect to 7,194,987 shares of AFC Common Stock as of December 31, 2013.
(5)	According to a filing on Schedule 13G, filed on or about February 10, 2014, Dimensional Fund Advisors LP claims sole voting power with respect to 5,998,082 shares of AFC Common Stock, and sole dispositive power with respect to 6,215,892 shares of AFC Common Stock as of December 31, 2013.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board consists of eight (8) directors divided into three classes: two classes of three directors each and one class of two directors. Upon election by the shareholders, the directors of each class generally serve for a term of three years, with the directors of one class elected each year. From time to time, nominees may be recommended for shorter terms to either reclassify the directors, so as to maintain the classes as equal in number as possible, or to provide earlier shareholder input in filling recent vacancies.

In order to accommodate the addition of Patricia M. Nazemetz to the Board, the size of the Board was increased to nine (9) directors in January, 2013. In February, 2013, John J. Conefry, Jr. retired. Effective upon his retirement, the Board eliminated his seat and reduced the size of the Board to eight (8) directors. The size of the Board was again increased to nine (9) directors in connection with Jane D. Carlin’s election in January, 2014 and was again decreased to eight (8) directors, effective upon the mandatory retirement of Peter C. Haeffner, Jr., in February, 2014.

In all cases, directors serve until their respective successors are duly elected and qualified. Pursuant to the Bylaws of AFC, no person is eligible for election or appointment as a director who is seventy-five (75) years of age or older, and no person shall continue to serve as a director after the regular Board meeting immediately preceding such director’s seventy-fifth (75th) birthday, referred to as mandatory retirement.

The directors whose terms expire at the Annual Meeting are Ralph F. Palleschi and Jane D. Carlin. Each of the directors whose terms expire at the Annual Meeting, referred to individually as a Board Nominee and collectively as the Board Nominees, has been nominated by the Board, based on the recommendation of the Nominating and Corporate Governance Committee, to stand for re-election, and, if elected, to serve for a term expiring at the annual meeting of shareholders of AFC to be held in 2017. Each Board Nominee has consented to being named in this Proxy Statement and to serve as a director of AFC if elected.

If any Board Nominee should refuse or be unable to serve, the proxies will be voted for such person as shall be designated by the Board, based upon the recommendation of the Nominating and Corporate Governance Committee, to replace such nominee. The Board presently has no knowledge that any of the Board Nominees will refuse or be unable to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE BOARD NOMINEES FOR ELECTION AS DIRECTORS OF AFC FOR TERMS OF THREE YEARS EACH.

Board Nominees, Directors and Executive Officers

The following table sets forth information regarding the Board Nominees and other members of the Board.

Name	Age(1)	Positions Held with AFC(2)	Director Since	Term Expires
Ralph F. Palleschi	67	Director, Chairman of the Board and Board Nominee	1996	2014
Monte N. Redman	63	Director, President and Chief Executive Officer	2011	2015
Gerard C. Keegan	67	Director, Vice Chairman, Senior Executive Vice President and Chief Operating Officer	1997	2015
Jane D. Carlin	58	Director and Board Nominee	2014	2014
John R. Chrin	50	Director	2009	2016
John J. Corrado	52	Director	2012	2016
Brian M. Leeney	64	Director	2009	2016
Patricia M. Nazemetz	64	Director	2013	2015

(1)	As of the Record Date.
(2)	All directors of AFC also serve as directors of the Association.

The following table sets forth information regarding the non-director executive officers of AFC.

Name	Age(1)	Positions Held With AFC(1)
Alan P. Eggleston	60	Senior Executive Vice President and Chief Risk Officer
Frank E. Fusco	50	Senior Executive Vice President and Chief Financial Officer
Josie Callari	61	Executive Vice President
Robert J. DeStefano	55	Executive Vice President
Brian T. Edwards	53	Executive Vice President
Matthew J. Gutauskas	41	Executive Vice President
Stephen J. Sipola	56	Executive Vice President

(1)	As of the Record Date.

All executive officers of AFC are elected annually and serve until their respective successors have been chosen, subject to their removal as officers at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board. For additional information, see Compensation Discussion and Analysis, referred to as the CD&A, commencing on page 29.

Biographical Information

The following is a brief description of the business experience of the directors, Board Nominees and executive officers for at least the past five years and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Exchange Act. Also set forth below for each director and Board Nominee is a description of the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee and the Board to the conclusion that such person should serve as a director of AFC. In addition, each Board Nominee has been reviewed by the Nominating and Corporate Governance Committee of the Board based upon AFC’s Nominee Qualification Guidelines. For further information regarding AFC’s Nominee Qualification Guidelines, see page 18.

There is no family relationship between any director, Board Nominee or executive officer of AFC. There are no proceedings to which AFC or any of its subsidiaries is a party or of which any of their property is the subject to which any director, officer or affiliate of AFC, any owner of record or beneficially of more than five percent (5%) of any class of AFC voting stock, or any associate of any such director, officer, affiliate or security holder, is a party adverse to AFC or any of its subsidiaries or has a material interest adverse to AFC or its subsidiaries.

Directors and Board Nominees

Monte N. Redman has served as President, Chief Executive Officer and a director of AFC and the Association since July 2011. He served as President and Chief Operating Officer of AFC and the Association from August 2007 to June 2011. He served as Executive Vice President and Chief Financial Officer of AFC from December 1997 to August 2007. He served as Senior Vice President, Treasurer and Chief Financial Officer of AFC from its formation in 1993 to 1997. He joined the Association in 1977. In 1979, he was named Assistant Controller, and, in 1982, Assistant Vice President. Mr. Redman became Vice President and Investment Officer in 1985, was appointed Senior Vice President, Treasurer and Chief Financial Officer in 1989 and was appointed Executive Vice President and Chief Financial Officer in 1997. He is a member of the board of directors of the Federal Home Loan Bank of New York. He serves on the Board of Directors of the New York Banker’s Association and is the past Chairman and current member of the Board of Directors of the national Tourette Syndrome Association.

Mr. Redman brings to his position over thirty-six years of experience with the Association, with over twenty-five of them as an executive officer, of which for eighteen years he was Chief Financial Officer. As such, he is familiar with all material aspects of the business of AFC and the Association, their culture and markets. Mr. Redman has been a primary spokesman for AFC with the investing public since AFC’s initial public offering in 1993. He is well versed in the regulatory and other issues facing AFC and its industry.

Mr. Redman has a background in accounting and finance. He has extensive experience managing the Association through a wide range of interest rate and economic cycles. His executive management experience includes interest rate risk management, strategic and operational planning and the implementation and management of effective operating controls.

Gerard C. Keegan has been Vice Chairman, Senior Executive Vice President, Chief Operating Officer and a director of AFC and the Association since January 2012. He served as Vice Chairman, Chief Administrative Officer and a director from September 30, 1997, when he joined AFC following the acquisition of The Greater New York Savings Bank, referred to as The Greater, and its merger with and into the Association, referred to as The Greater Acquisition. He is responsible for the retail and business banking, multi-family/commercial real estate lending, residential mortgage lending and marketing areas of the Association. Prior to joining AFC, Mr. Keegan served from 1991 to 1997 as Chairman, President and Chief Executive Officer of The Greater. From 1988 to 1991, he served as President and Chief Operating Officer of The Greater. He served as a director of The Greater from 1988 to 1997.

Mr. Keegan brings to his position a long history of executive management and leadership service to the Association and its predecessors. He has extensive experience in the banking industry covering numerous operating areas and a wide variety of economic and interest rate cycles. He has an extensive knowledge of the history of the Association and the markets in which it operates. He has served in executive management in a predecessor thrift institution and, therefore, has experienced a diversity of corporate cultures. He has experience both at the management level and working day to day in a retail banking setting. He is familiar with the regulatory and other issues facing AFC and its industry. His extensive executive management experience includes, but is not limited to, lending, loan workouts, marketing, sales management and integrating sales incentives with effective operating controls.

Jane D. Carlin has been a director of AFC and the Association since January 2014. Since 2012, she has served as a risk management consultant. From 2006 through 2012, Ms. Carlin served first as Managing Director and Global Head of Operational Risk, Information Security, Business Continuity Planning and New Product Approvals and then as Managing Director and Global Head of the Financial Holding Company Governance and Assurance Department at Morgan Stanley Group. In the former role, she reported to the Chief Risk Officer and managed the Operational Risk and related functions of the company. From 2003 through 2006, she held the position of Managing Director and Global Head of the Bank Operational Risk Oversight Department at Credit Suisse Group, focusing on operational and risk controls and serving as primary liaison with regulators. From 1987 through 2003, Ms. Carlin served in a variety of capacities with Morgan Stanley Group, culminating in her serving as Managing Director and Deputy General Counsel. As such, she was responsible for providing daily guidance with respect to various areas, including, banking, credit, regulatory, fixed income, equities, foreign exchange, commodities, derivatives and futures. From 1982 through 1987, Ms. Carlin served as Counsel and Assistant Vice President to The First Boston Corp., providing advice and guidance relating to the credit function. Ms. Carlin serves on the board of directors of PHH Corp., a NYSE-listed company, and is the Chairwoman of its Regulatory Oversight Committee and a member of its Audit and Finance and Risk Management Committees.

Ms. Carlin, an attorney, brings extensive legal and management experience with respect to banking, credit, risk management and regulatory issues. Ms. Carlin has extensive experience as an independent director on the boards of other mid-sized to large public companies.

John R. Chrin has been a director of AFC and the Association since December 2009. He serves as Chairman of the Audit Committee of the Board. Since February 2012, he has been a partner in Circle Wealth Management, LLC, a registered investment advisor. From August 2009 through December 2011, Mr. Chrin served as Global Financial Services Executive-in-Residence and Financial Services Laboratory Fellow at Lehigh University. From 1999 until 2009, he served in a variety of capacities with JPMorgan Chase & Co., culminating in his serving as a Managing Director, Financial Institutions Group and co-head of Financial Institutions Mergers and Acquisitions. From 1994 to 1999, he served in a variety of capacities with Merrill Lynch & Co., culminating in his service as Director, Financial Institutions Group. From 1988 to 1994, he served in a variety of capacities with JPMorgan & Co., culminating in his service as a Vice President, Financial Institutions Group. Mr. Chrin also serves as a senior advisor to Century Capital Management, LLC, a Boston based private equity firm.

Mr. Chrin brings extensive experience in analyzing and valuing financial institutions and assessing their strengths and weaknesses. He has extensive knowledge of the capital markets and of mergers and acquisitions, specifically within the financial services industry. He has an MBA from Columbia University in finance and marketing and has extensive experience in reviewing and assessing the business plans and strategies of numerous financial institutions, both larger and smaller than AFC.

John J. Corrado has been a director of AFC and the Association since September 2012. He serves as Chairman of the Loan Committee of the Board of Directors of the Association. Since 1995, he has served as President of Suffolk Bus Corp. and Suffolk Transportation Service, Inc., the largest bus company in Suffolk County, New York. As such, he is responsible for the management and supervision of all operations. From 1988 to 1995, he served as Vice President of Suffolk Bus Corp. From 1986 to 1988, he was employed by the public accounting firm of Deloitte Haskins & Sells, the predecessor of Deloitte LLP. Mr. Corrado serves on the executive board of United Way of Long Island, is a member of the SUNY Stony Brook Council, and serves on the boards of directors of NYC COP-SHOT, the Suffolk County Parks Foundation and the Make It Count Foundation.

Mr. Corrado is a certified public accountant. He brings extensive business and financial experience in managing, operating and providing strategic planning for a $100 million business in the Long Island market, as well as extensive community leadership experience focused on the needs of the Long Island region.

Brian M. Leeney has been a director of AFC and the Association since August 2009. He serves as Chairman of the Enterprise Risk Management Committee of the Board. From 1968 to 2003, Mr. Leeney served in a variety of capacities for Allied Irish Banks and its subsidiary companies. From 2002 to 2003 and from 1996 to 2001, he served as Executive Vice President and Director of Mergers and Acquisitions and as Executive Vice President and General Manager, respectively, of Allied Irish Banks USA. From 2001 to 2002, he served as Chairman and Chief Executive Officer of CCS, Inc., a philanthropic fund raising consulting firm. From 1994 to 1995, he served as Executive Vice President and Head of the Commercial Real Estate Division of First Maryland Bancorp. From 1991 to 1994, he served as Senior Vice President and General Manager of Allied Irish Banks New York and, from 1968 to 1990, he held a variety of positions with Allied Irish Banks in Dublin, Ireland.

Mr. Leeney brings extensive experience in commercial banking, commercial and industrial lending and real estate lending. He has extensive experience in management, strategic planning and operating a large financial institution. He has experience in mergers and acquisitions and in credit, risk management, bank marketing, sales and community outreach efforts.

Patricia M. Nazemetz has been a director of AFC and the Association since January 2013. She serves as Chairwoman of the Compensation Committee of the Board. Since 2011, she has served as principal of NAZ DEC LLC, a human resources consulting company specializing in executive transition. From 1999 to 2011, she served as Corporate Vice President and Chief Human Resources Officer of Xerox Corporation, overseeing all human resources programs, policies and practices, and providing regular advice and counsel to the CEO and the senior management team. From 1979 to 1999, she worked within the Human Resources Department of Xerox Corporation and was responsible for executive compensation, employee benefits, global pay strategy, workplace diversity and information systems. Ms. Nazemetz served on the board of directors of WMS Industries Inc., a NYSE-listed company, as well as such board’s Compensation Committee and Nominating and Corporate Governance Committee until its acquisition by Scientific Games Corporation in October 2013. She serves on the board of directors of the Catholic Health Services of Long Island, where she chairs the Personnel and Benefits Committee and serves as a member of the Compensation and Audit Committees. She is a member of the board of trustees of Fordham University and served as a member of the board of directors of Energy East Corp., a public company, from 2007 to 2008.

Ms. Nazemetz brings extensive experience to all aspects of human resources management, including executive compensation, succession planning, employee benefits, health care and corporate ethics. Ms. Nazemetz has extensive experience as an independent director on the boards of other mid-sized to large public companies.

Ralph F. Palleschi has served as Chairman of the Board and Chairman of the Board of Directors of the Association since June 2012, and as a director of AFC and the Association since 1996. He serves as Chairman of the Nominating and Corporate Governance Committee of the Board. In 1983, he co-founded First Long Island Investors, Inc., an investment advisor registered under the Investment Advisers Act of 1940, as amended, and a broker/dealer registered with the SEC. He continues to serve as a director and is President and Chief Operating Officer of its successor companies, First Long Island Investors, LLC and FLI Investors, LLC. From 1993 to 1997, he served as Chief Operating Officer of the New York Islanders hockey team. From 1977 to 1983, he served as Vice President — Finance and Chief Financial Officer of Entenmann’s Inc., a publicly traded food products company. From 1968 to 1977, he was employed by Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP. He is Chairman of the Board of Trustees of the Variety Child Learning Center and a member of the Board of Directors of the Viscardi Center.

Mr. Palleschi, a certified public accountant, brings extensive experience in managing, planning and operating a financial services business in the Long Island market. He brings significant experience and knowledge of the equity markets. He has expertise in developing, reviewing and maintaining systems of internal controls and in financial controls, reporting and analysis. He also has experience in the operation of a significant retail products company focused on customer demands.

Executive Officers Who Are Not Directors

Alan P. Eggleston, an attorney, has served as Senior Executive Vice President and Chief Risk Officer of AFC and the Association since January 2012 and served as Secretary of AFC and the Association from March 2001 to December 2013. He is responsible for the legal, enterprise risk management, credit, asset review and compliance areas of AFC and the Association. He served as Executive Vice President and General Counsel of AFC and the Association from December 1997 to December 2011. He served as Senior Vice President and General Counsel of AFC from 1996 to 1997. He joined the Association in 1993 as Vice President and General Counsel. In 1994, he was named Vice President and General Counsel of AFC. In 1995, he became First Vice President and General Counsel of AFC and the Association. Prior to joining the Association, he served as an executive officer and counsel to several thrift institutions.

Frank E. Fusco, a certified public accountant, has served as Senior Executive Vice President since January 2012, and as Chief Financial Officer of AFC and the Association since August 2007. He served as Treasurer of AFC and the Association from 2007 to 2012. He is responsible for the treasury operations, investments, accounting operations, investor relations, financial, management and tax reporting areas, the financial planning area and the information services area of the Association and AFC. He joined the Association in 1989. He served as Assistant Vice President from 1990 to 1992, as Vice President from 1992 to 1994, as First Vice President from 1994 to 1997, as Senior Vice President and Treasurer from 1997 to 2007, as Executive Vice President, Treasurer and Chief Financial Officer from 2007 to 2011. He served in the same positions with AFC commencing in 1993. Prior to joining the Association, Mr. Fusco was employed as an auditor by Peat, Marwick, Mitchell & Co., predecessor to KPMG LLP, and as an officer of another thrift institution.

Josie Callari has served as Executive Vice President and Chief Support Services Officer of AFC and the Association since January 2012. She is responsible for the human resources, general services, facilities and security areas of AFC and the Association. She served as Senior Vice President and Director of Banking Operations of the Association from December 1997 to December 2011. Ms. Callari joined the Association in December 1975 and held various positions in the retail branch network until 1987. From December 1987 to 1989 she served as Assistant Vice President, Operations and Product Development. She served as First Assistant Vice President, Retail Operations and Support from 1989 to 1993, and as Vice President, Retail Operations and Support from December 1993 to December 1997. Ms. Callari serves on the corporate committees of the Association for the Help of Retarded Children, the Education Assistance Corporation and the School for Language and Communication Development.

Robert J. DeStefano has served as Executive Vice President and Chief Information Officer of AFC and the Association since January 2012. He served as Senior Vice President and Chief Information Officer of the Association from December 1997 to January 2012. He is responsible for the implementation of information technology strategies throughout the organization. He joined the Association in 1986. From 1986 to 1992 he held various positions in the Internal Audit Department, including Assistant Vice President and Information Technology Manager. In 1993, he was appointed Vice President and Director of the Information Services Department. Mr. DeStefano holds several business and technical certifications from the Information Services Audit and Control Association and the Certified Fraud Examiners Association. He is a member of the Association of Information Technology Professionals, the Contingency Planning Exchange and the Wall Street Technology Association. He has held past positions as Vice President and a member of the Board of Governors of the Long Island Chapter of the Institute of Internal Auditors, member of Verizon’s Customer Advisory Board, member of the International Information Security Consortium, and member of the Board of Directors of Mercy Haven, Inc. Prior to joining the Association, Mr. DeStefano held positions with several financial institutions.

Brian T. Edwards has served as Executive Vice President of AFC and the Association, and Managing Director of the Retail Banking Group of the Association, since January 2012. He is responsible for the retail banking, marketing, public relations, product management, banking operations and corporate education areas of the Association. Mr. Edwards served as Senior Vice President and Director of Marketing and Public Relations of the Association from December 2000 to December 2011. He joined the Association in 1998 as First Vice President. Prior to joining the Association, Mr. Edwards was employed as a senior officer at two commercial banks, and held marketing and sales management positions with the New York Islanders and in the consumer packaged goods industry. He serves as a member of the Board of Directors of SCO Family of Services in New York and the Education Assistance Corporation of Long Island, and is the past Chairman and President and a current board member of the Advancement for Commerce, Industry and Technology of Long Island.

Matthew J. Gutauskas has served as Executive Vice President of AFC and the Association, and Managing Director of the Multi-Family/Commercial Real Estate Services Group, referred to as the MF/CRE Group, of the Association, since January 2014. He served as Senior Vice President and Director of Origination and Production of the MF/CRE Group, of the Association from 2013 through 2014 and as First Vice President and Director of Origination and Production of the MF/CRE Group of the Association from 2012 through 2013. He joined the Association in February 2011 as Vice President and Director of Origination and Production of the MF/CRE Group. Mr. Gutauskas is responsible for the MF/CRE Group’s new business development, loan underwriting, loan closing, lending operations and oversight and compliance functions. Prior to joining the Association in 2011, Mr. Gutauskas was, from 2009 through 2011, a Principal and Director of Operations of JTC Roadhouse, LLC, the principal line of business being the development and management of an online distressed residential property disposition solution. During this time he also served as the Managing Principal of ICM Capital Advisors, a commercial real estate consulting firm which provided commercial real estate and analytical and default resolution services. From 2002 through 2009, Mr. Gutauskas served in various capacities within the National Commercial Real Estate Lending Division of Sovereign Bank and its predecessor Independence Community Bank, culminating in his serving as Executive Vice President in charge of loan originations. Prior to his employment with Sovereign Bank, Mr. Gutauskas served in various capacities within the commercial real estate lending divisions of M&T Bank and People’s Bank (now People’s United Bank).

Stephen J. Sipola has served as Executive Vice President of AFC and the Association, and Managing Director of the Association’s Business Banking Group, since January 2013. He served as Senior Vice President and Director of Business Banking of the Association from April 2011 to December 2012. Mr. Sipola is responsible for the Business Banking Group’s new business development, loan underwriting, loan operations and treasury management products and services. Prior to joining the Association in 2011, Mr. Sipola was employed as a Senior Vice President at North Fork Bank and its successor, Capital One Bank from March 2003 to April 2011 with responsibilities that included sourcing and underwriting loans for middle market companies in the New York metropolitan area. At Capital One Bank, he supervised a portfolio of middle market customers with loan commitments in excess of $1 billion. He served as a Vice President at The Bank of New York from March 1993 to March 2003, with responsibilities in the Small Business, Middle Market and Marine Transportation Divisions. Prior to 1993 he held several positions in the Business Banking Division of Manufacturer’s Hanover Trust Company. Mr. Sipola serves as a trustee of The Long Island Home, a not-for-profit health care organization. He is also a Council Member of the Tilles Center and a member of the board of directors of the American Heart Association on Long Island and the Long Island Association. He has previously served on the boards of directors of the Outreach Project and the Advancement for Commerce, Industry and Technology of Long Island.

Director Independence

As required by the New York Stock Exchange, referred to as the NYSE, Listed Company Manual, the Board has determined that at least a majority of the current directors of AFC are independent. Specifically, the Board has determined that, with the exception of Mr. Keegan and Mr. Redman, all directors of AFC and the Board Nominees are independent and that those directors who serve on the Compensation Committee are independent. Mr. Keegan and Mr. Redman have been determined not to be independent due to their positions as current or former executive officers of AFC and the Association.

With regard to individuals who served as directors of AFC during 2013, but who are not current directors of AFC, the Board has determined that John J. Conefry, Jr. and Peter C. Haeffner, Jr. were both independent.

In addition to utilizing the specific independence standards set forth in Section 303A of the NYSE Listed Company Manual, the Board has adopted Director Independence Standards, a copy of which are set forth below and are posted on AFC’s Investor Relations website under the heading “Corporate Governance” at http://ir.astoriafederal.com. The Director Independence Standards are intended to supplement the NYSE independence standards and to cover three specific situations: (i) directors who obtain routine banking services from the Association; (ii) donations by AFC or the Association to charities with which directors are associated; and (iii) direct or indirect payments for services by executive officers to companies with whom directors are affiliated made under circumstances where the payments, if made by AFC for services rendered to AFC, would not impair the directors’ independence pursuant to the NYSE Listed Company Manual.

Astoria Financial Corporation
Director Independence Standards
The following are standards adopted by Astoria Financial Corporation (the “Corporation”) for use in determining, pursuant to the New York Stock Exchange Listed Company Manual Section 303A, the status of each director’s “independence” whether related to service on the Board of Directors or as a member of the Compensation Committee of the Board of Directors. In addition to the specific criteria set forth in Section 303A, as amended from time to time, the following categorical standards shall be applied by the Board of Directors in making its determinations.
1.	The Corporation’s wholly owned subsidiary, Astoria Federal Savings and Loan Association (the “Association”), is a federally chartered savings and loan association. Its primary business consists of providing banking services to the public and originating mortgage and other loans for portfolio. Its operations are heavily regulated and it is regularly and routinely examined by the Office of the Comptroller of the Currency (the “OCC”).
Directors of the Corporation are encouraged to utilize the Association’s consumer banking services and its lending capabilities, in accordance with OCC and applicable Federal Reserve Board regulations.
The Corporation recognizes that if a director deposits funds with the Association and the Association experiences financial or other regulatory difficulties, a conflict could exist which might impair a director’s independence, particularly if the director maintains a deposit in an amount or under circumstances that would result in all or some portion of the deposit not being insured by the Federal Deposit Insurance Corporation (the “FDIC”).
Similarly, if a director borrows funds from the Association and that loan is either in default or otherwise shows signs of credit weakness, a director’s independence could be impaired.
A director’s independence will not be considered impaired at any time due to the director, directly or indirectly, having on deposit with the Association amounts which would be either fully insured by the FDIC or the Nominating and Corporate Governance Committee determines, based upon the circumstances, would not impair the independence of the director.
A director’s independence will not be considered impaired so long as a direct or indirect loan to the director was granted in compliance with Federal Reserve Board Regulation O and applicable OCC regulations, the loan is not, according to the Association’s usual policies, classified as non-accrual, past due, restructured or a potential problem loan and the loan does not involve more than the normal risk of collectibility or otherwise present other unfavorable features.
As other banking services provided by the Association are readily available at competitive pricing, use by a director of other banking or financial services offered by the Association to the public will not be considered to impair a director’s independence.
2.	Pursuant to the Community Reinvestment Act, the Association is obligated to demonstrate the extent to which it ascertains and meets the credit needs of the communities it serves. As part of this responsibility, the Association and the Corporation encourage their directors and officers to be active in local charities and provides financial and other support to local charities and other non-profit organizations, particularly those that are housing related. No director will be considered to have his independence impaired because the Association may provide directors and officers liability coverage for the director’s service to such charity or non-profit organization or due to grants, contributions or donations made by the Association to a charity or non-profit organization with which the director is affiliated so long as such grants, contributions or donations by the Corporation or the Association do not exceed $100,000 per year.

3.	While the focus of the New York Stock Exchange Listing Manual standards, as they relate to the independence of directors, is on relationships with the Corporation, circumstances could exist where a relationship between a director and an executive officer of the Corporation is such that such relationship in and of itself could impair the independence of the director.

(A)

If a director is associated with a company or enterprise with which the Corporation or Association does not do business, but with which an executive officer does business unrelated to the Corporation or Association, the director’s independence will not be deemed impaired so long as the revenue generated by such business, in any of the last three fiscal years, does not exceed the greater of $1,000,000 or 2% of such company’s consolidated gross revenue.

During its review of director independence for each Board Nominee and other members of the Board that have been identified as independent, the Board considered transactions and relationships between each director or any member of his or her immediate family and AFC and its subsidiaries, affiliates and equity investors, including those reported under Transactions with Certain Related Persons commencing on page 19. The Board also examined transactions and relationships between directors or their affiliates and members of executive management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

Specifically, with respect to the directors determined to be independent, the Nominating and Corporate Governance Committee and the Board considered the following transactions and relationships:

i)	the deposit relationships maintained, either directly or indirectly, by Ms. Nazemetz and Messrs., Corrado and Haeffner with the Association, including those deposit relationships which exceeded FDIC deposit insurance limitations.

In addition, the Nominating and Corporate Governance Committee and the Board annually review the charitable contributions made by the Association and determined that no contributions were made of sufficient size to impair the independence of any director who may be affiliated with such charities.

Board Leadership Structure

The position of Chairman of the Board is held by Mr. Palleschi, an independent director. As the Chairman of the Board, Mr. Palleschi provides leadership to the Board and works with the Board and executive management to define the Board’s structure and coordinate its activities in the fulfillment of its responsibilities. In addition, he presides over periodic executive sessions of the independent directors of the Board, coordinates the agenda for meetings of the independent directors, serves as a liaison between the independent directors and management and outside advisors, and makes periodic reports to the Board regarding the actions and recommendations of the independent directors.

Mr. Redman serves as President and Chief Executive Officer. As such, he has general charge, supervision and management of the business affairs of AFC, and is responsible for assuring that policy decisions of the Board are implemented as adopted. He, in conjunction with the Board, is responsible for the development and implementation of AFC’s strategic plan and in exploring other growth opportunities.

The independent directors periodically review AFC’s leadership structure and believe, as a general matter, that the current Board leadership structure is appropriate for AFC. While the Corporate Governance Guidelines permit the positions of Chairman and Chief Executive Officer to be combined, the Board believes that continuing the separation of the Chairman and Chief Executive Officer functions will allow Mr. Redman to focus his attention on guiding AFC and the Association through the current difficult regulatory and economic environment, while a separate Chairman can devote full attention to Board leadership functions.

Oversight of Risk Management

In 2011, the Board established a dedicated Enterprise Risk Management Committee. The Enterprise Risk Management Committee consists of all independent directors, with Mr. Leeney serving as Chairman. In December 2011, the Board established a dedicated Chief Risk Officer position and appointed Mr. Eggleston, a senior executive officer, to fill this role. In addition to overseeing the enterprise risk management function, the Chief Risk Officer oversees AFC’s other significant risk control areas, including the Compliance, Credit, Asset Review and Legal Departments.

The Board, through the Enterprise Risk Management Committee, exercises its role in AFC’s risk oversight process by receiving regular reports from executive and senior management concerning, among other things, the development and maintenance of appropriate risk tolerances, AFC’s strategic plan, and other areas of material risk to AFC including but not limited to operational, compliance and regulatory risk. These reports allow the Board and the Enterprise Risk Management Committee to understand and direct necessary adjustments to AFC’s risk appetite framework, risk appetite statement, risk limits and risk mitigation strategies. The Board, primarily through the Enterprise Risk Management Committee and the Audit Committee, reviews and oversees the implementation of all actions contained in communications between AFC and the Association and the various regulatory authorities which oversee their operations. The Enterprise Risk Management Committee annually reviews and approves AFC’s risk management policy which outlines material risks facing AFC and the Association, and specifies the manner in which such risks are managed.

Identifying and Evaluating Nominees for Director

The Board has adopted, and at least annually reviews and approves, Nominee Qualification Guidelines, for use by the Nominating and Corporate Governance Committee in evaluating all potential nominees, and Corporate Governance Guidelines, which set forth, among other matters, Board composition and director qualification standards. Although the Board does not have a separate diversity policy, among the matters reviewed are the candidate’s integrity, maturity and judgment, experience, collegiality, expertise, diversity, commitment and independence. With respect to the review of a candidate’s diversity, the Nominee Qualification Guidelines state that candidates should be sufficiently diverse to provide a range of perspectives representative of the interests of the constituencies served or to be considered from time to time by the Board, including, but not limited to, our shareholders, the communities and customers we serve and our employees. The Nominating and Corporate Governance Committee considers diversity inclusive of, but not limited to, race, gender, ancestry and thought, which is an important ingredient in the maintenance of an appropriate range of perspectives. Copies of the Nominee Qualification Guidelines and the Corporate Governance Guidelines are available on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” Printed copies may also be requested by contacting AFC’s Investor Relations Department by calling (516) 327-7869 or in writing at the address set forth on page 1 of this Proxy Statement.

The Board has also implemented a procedure for evaluating the performance of the Board, each of its committees and each of its directors. The evaluation of directors is considered and reviewed by the Nominating and Corporate Governance Committee in considering the nomination of existing directors.

If a shareholder presents a potential nominee, the shareholder will be encouraged to provide information that is responsive to the Nominee Qualification Guidelines to assist the Nominating and Corporate Governance Committee in evaluating proposed nominees, including the specific experience, qualifications, attributes or skills that led the shareholder to conclude that the potential nominee should serve as a director. Such nominations and related information will be considered and reviewed by the Nominating and Corporate Governance Committee. All nominees, including incumbent directors, Board nominees and shareholder nominees, will be evaluated in the same manner by the Nominating and Corporate Governance Committee.

The Charter of the Nominating and Corporate Governance Committee authorizes the Committee to utilize the services of search firms at the Nominating and Corporate Governance Committee’s discretion.

In June 2012, the Nominating and Corporate Governance Committee, in anticipation of several vacancies on the Board and the Board of Directors of the Association retained the services of Heidrick & Struggles, a firm specializing in identifying potential candidates to serve on corporate boards of directors. Heidrick & Struggles assisted AFC in identifying Patricia M. Nazemetz as a potential Board candidate in 2012 and in identifying Jane D. Carlin as a potential Board candidate in 2013.

Pursuant to the Corporate Governance Guidelines adopted by the Board, all newly elected Board members are required, at the time of their initial election to the Board, to have an investment in AFC Common Stock. Prior to 2013, directors were expected to maintain beneficial ownership in non-derivative shares of AFC Common Stock equal to at least 3,000 shares, with a three year phase-in period for new directors. Beginning in 2013, directors are expected to maintain beneficial ownership in non-derivative shares of AFC Common Stock equal in value to two times the combined annual cash retainer of AFC and the Association or 15,000 shares, whichever is greater. There is a three year phase-in period for new directors and for directors to transition from the prior requirement to the new requirement. All directors and Board Nominees satisfy the current investment requirement, with the exception of Ms. Nazemetz and Ms. Carlin, both of whom are still in the phase-in period.

For a description of the procedures to be followed by shareholders in submitting director nominations and related information, see Shareholder Proposals and Notice of Business to be Conducted at an Annual Meeting, both commencing on page 71.

Committees and Meetings of the Board

The Board meets on a monthly basis and may have additional special meetings upon the request of the Chairman, the President or one-third ( 1/3) of the directors then in office. During the fiscal year ended December 31, 2013, the Board met thirteen (13) times. No incumbent director attended less than seventy five percent (75%) of the total number of meetings held by the Board and its committees on which such director served.

In addition, the independent directors of AFC met four (4) times during 2013. Such meetings are presided over by Mr. Palleschi.

The Board has established four (4) standing committees: the Compensation Committee, the Nominating and Corporate Governance Committee, the Audit Committee, which is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and the Enterprise Risk Management Committee. Copies of the Compensation Committee’s Charter, the Nominating and Corporate Governance Committee’s Charter, the Audit Committee’s Charter and the Enterprise Risk Management Committee’s Charter, as well as AFC’s Bylaws, are posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” Shareholders may request a printed copy of each such document by contacting AFC’s Investor Relations Department by calling (516) 327-7869 or writing to AFC’s address specified on page 1 of this Proxy Statement.

Compensation Committee

The Compensation Committee consists of Ms. Nazemetz, as Chairwoman, Mr. Chrin, Mr. Leeney and Mr. Palleschi. The function of the Compensation Committee is to carry out the duties and responsibilities set forth in the Charter of the Compensation Committee, including but not limited to, (i) discharging the responsibilities of the Board relating to AFC’s compensation and benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans; (ii) preparing an annual Compensation Committee Report as required by the SEC, to be included in AFC’s annual proxy statements (see page 29); and (iii) otherwise assisting the Board in its oversight responsibilities with respect to the human resources, compensation and benefits activities of AFC and its subsidiaries. The Compensation Committee administers the Executive Incentive Plan, establishes target incentives and goals, and reviews performance relative to such goals pursuant to the Executive Incentive Plan. The Compensation Committee also administers the 1999 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, referred to as the 1999 Officer Option Plan, the 2003 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, referred to as the 2003 Stock Option Plan, and the 2005 Re-designated, Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation, referred to as the 2005 Stock Incentive Plan, including the granting of various forms of equity compensation pursuant to the 2005 Stock Incentive Plan. The Committee also administers the 1999 Stock Option Plan for Outside Directors of Astoria Financial Corporation, referred to as the 1999 Directors Option Plan, and the Astoria Financial Corporation 2007 Non-Employee Director Stock Plan, referred to as the 2007 Director Stock Plan. The Compensation Committee meets as needed and met six (6) times during 2013.

The Compensation Committee has the authority to establish compensation levels, performance goals and other significant terms of employment for the executive officers and it annually reviews director compensation. As a matter of practice, the actions of the Compensation Committee with respect to executive officer compensation and recommendations the Compensation Committee may make with respect to director compensation are reviewed by the Board at the next regular Board meeting for ratification and approval. The Compensation Committee may not delegate its authority except to a subcommittee of the Compensation Committee. The Compensation Committee is responsible for reviewing the results of each non-binding advisory vote on executive officer compensation, and considering whether to make any responsive adjustments to AFC’s executive compensation policies and practices. All members of the Compensation Committee are independent as determined by the Board and as such term is defined in the NYSE Listed Company Manual, including those requirements specific to members of a compensation committee of a listed company’s board of directors. For a discussion of director independence, see Director Independence commencing on page 12.

Recommendations to the Compensation Committee of AFC with respect to executive and non-executive officers’ salaries and other compensation components are presented by Mr. Redman, other executive officers and Human Resources management. Recommendations concerning non-executive officer compensation are developed based in large part upon input from the executive officer to whom such officers report. Mr. Redman also provides insight to the Compensation Committee regarding his performance and that of the other officers of AFC, both executive and non-executive. Mr. Redman does not participate in the Compensation Committee’s deliberations or approval of compensation issues relating to his own compensation.

During 2013, Mr. Redman, Mr. Eggleston and Ms. Callari, attended meetings of the Compensation Committee and assisted the Compensation Committee in the performance of its responsibilities relative to director and executive compensation. The significant matters discussed with the Compensation Committee by management were the following:

i)	proposed salary levels for all officers of AFC and the Association;
ii)	AFC’s actual performance for 2012 and its projected performance for both 2013 and 2014;
iii)	the decision not to award incentive payouts for 2012 and proposed incentive compensation performance targets for 2013 and 2014;
iv)	proposed long term incentive compensation terms and performance metrics for 2014;
v)	equity grant awards made to directors and officers in January, 2013 and the methodology used to calculate such awards;
vi)	levels of director compensation;
vii)	the Compensation Committee Report and CD&A contained in AFC’s April 5, 2013, Proxy Statement;
viii)	the freezing of the ESOP and its merger with and into the Incentive Savings Plan;
ix)	establishment of a mandatory retirement age for executive officers;
x)	retention of a consulting firm to evaluate and make recommendations regarding the Association’s human resources function;
xi)	the Association’s recruiting policies and practices;
xii)	the impact of the Affordable Health Care Act on compensation related matters;
xiii)	proposed salary and compensation budget and salary guidelines for 2014;
xiv)	officer promotions; and
xv)	various grants of restricted stock to senior officers.

Officers attend Compensation Committee meetings only at the invitation of the Compensation Committee. It is generally the practice of the Compensation Committee to meet in executive session following management participation in meetings to allow time for discussion without management present.

In addition, members of the Compensation Committee are provided unrestricted access to all officers of AFC and the Association throughout the year. AFC and its executive management do not monitor or maintain records regarding the frequency or subject matter of such contacts.

The Compensation Committee, from time to time, retains a compensation consultant to review executive officer and director compensation.

In September 2012, the Compensation Committee retained the services of Pearl Meyer & Partners, LLC, referred to as Pearl Meyer, a compensation consultant which had previously been retained by the management of AFC and the Association. The Compensation Committee considered whether any conflict would result from Pearl Meyer’s retention by management, but concluded that none existed. Pearl Meyer was asked, with respect to this engagement, to examine the structure of both the short term and long term incentive plans, and recommend changes to each. Pearl Meyer was retained again in October 2012 to conduct a review of the compensation of the executive officers for 2013, including the executive officers named in the Summary Compensation Table. The only instruction beyond the scope of these engagements was to direct that a preliminary draft of their report would, in each case, be simultaneously delivered to both the Chairman of the Compensation Committee and to management. This process was established to ensure that the consultants were free from any interference from management in presenting their conclusions to the Compensation Committee’s representative and so that management would be provided with an opportunity to review the report so that any errors or inaccuracies could be corrected by the consultants before a final report was presented to the Compensation Committee. Pearl Meyer concluded that the short term incentive plan is generally consistent with AFC’s peer group in that, with certain exceptions based upon departmental job responsibilities, payouts are tied to the financial performance of AFC. With respect to the long term incentive plan, Pearl Meyer recommended that consideration be given to adding a performance based component to the program along with the then current time based component. That recommendation was implemented for 2013. The peer groups utilized for the short term and long term incentive plan studies included Flushing Financial Corporation, First Niagara Financial Group, Inc., Huntington Bancshares Incorporated, Hudson City Bancorp, Inc., Provident Financial Services, Inc., Signature Bank, TCF Financial Corporation, Valley National Bancorp, Washington Federal, Inc., Webster Financial Corporation and Zion Bancorporation. See the discussion under Equity-based Compensation commencing on page 36 regarding the implementation of this recommendation in 2013. Pearl Meyer concluded with respect to executive compensation that overall, the compensation of the executive officers is consistent with market practice. The peer groups utilized in connection with the review of executive compensation included the following entities, in addition to those included in the peer groups utilized in connection with the short term and long term incentive plan studies: New York Community Bancorp, Inc. and People’s United Financial, Inc. See the discussion under Base Salary commencing on page 32 for additional information regarding the base salaries of the Named Executives.

The Compensation Committee did not retain any consultants during 2013 to review matters pertaining to compensation.

For further information regarding the role of the executive officers in determining or recommending the amount and form of executive officer and director compensation and the role and identity of compensation consultants utilized and the nature of the assignments undertaken, see Compensation Committee Interlocks and Insider Participation commencing on page 16, Director Compensation commencing on page 24 and the CD&A commencing on page 29.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. Palleschi, as Chairman, Ms. Carlin, Mr. Leeney and Ms. Nazemetz. The function of the Nominating and Corporate Governance Committee is to carry out the duties and responsibilities set forth in the Charter of the Nominating and Corporate Governance Committee, including but not limited to, (i) assisting the Board in identifying individuals qualified to become Board members; (ii) recommending to the Board nominees for election to the Board; (iii) reviewing nominations for election to the Board made by shareholders of AFC pursuant to Article I, Section 6(c) of AFC’s Bylaws; (iv) assisting the Board in developing and implementing a process to assess the effectiveness of individual Board members and of the Board and its committees collectively; (v) advising the Board with respect to Board and committee composition and procedures; (vi) developing, recommending to the Board and annually reviewing AFC’s Corporate Governance Guidelines; and (vii) otherwise carrying out the duties, goals and responsibilities assigned to the Nominating and Corporate Governance Committee pursuant to AFC’s Bylaws, the Corporate Governance Guidelines and the Nominating and Corporate Governance Committee’s Charter. The Nominating and Corporate Governance Committee meets as needed and met two (2) times during 2013. All members of the Nominating and Corporate Governance Committee are independent as determined by the Board and as such term is defined in the NYSE Listed Company Manual. For a discussion of director independence, see Director Independence commencing on page 12.

Audit Committee

The Audit Committee consists of Mr. Chrin, as Chairman, Ms. Carlin, Mr. Corrado, Ms. Nazemetz and Mr. Palleschi. The function of the Audit Committee is to oversee the accounting and financial reporting processes of AFC and audits of the financial statements of AFC and to carry out the duties and responsibilities set forth in the Charter of the Audit Committee, including but not limited to, (i) assisting Board oversight of: (a) the integrity of AFC’s financial statements, (b) AFC’s compliance with certain legal and financial regulatory requirements, (c) the qualifications and independence of AFC’s independent registered public accounting firm, and (d) the performance of AFC’s independent registered public accounting firm and the internal audit function; (ii) preparing an Audit Committee report as required by the SEC to be included in AFC’s annual proxy statements (see page 70); and (iii) performing such other functions as shall be assigned to the Audit Committee by the Board. The Audit Committee also reviews (1) the scope and results of the audits and reviews performed by AFC’s internal auditor and AFC’s independent registered public accounting firm, (2) the internal controls and accounting systems and policies of AFC, (3) the basis for certain reports to the Association’s regulatory authorities, and (4) certain reports of examination of AFC and the Association or other communications issued by the Board of Governors of the Federal Reserve, referred to as the Federal Reserve, the Office of the Comptroller of the Currency, referred to as the OCC, or other regulatory authorities. The Board has determined that Mr. Chrin is an “audit committee financial expert,” as defined by the rules and regulations of the SEC and the NYSE Listed Company Manual. All members of the Audit Committee have been determined by the Board to be independent as defined in the NYSE Listed Company Manual. For a discussion of director independence, see Director Independence commencing on page 12. While the Board has not directly limited the number of audit committees of other public companies on which an Audit Committee member may sit, the Board has limited, within AFC’s Corporate Governance Guidelines, Board member service on the boards of directors of other public companies to no more than two other boards of directors. The Audit Committee meets, at a minimum, on a quarterly basis, and met nine (9) times during 2013. For additional information regarding Audit Committee activities, see Report of the Audit Committee commencing on page 70.

Transactions with Certain Related Persons

AFC maintains a written policy, which is set forth in its Code of Business Conduct and Ethics, detailing its approval process for related party transactions. Under the written policy, loans and extensions of credit by the Association to directors and executive officers of AFC must be approved by the Association’s Board. The written policy also mandates that the following business dealings must be approved by the Board, with any officer or director who is interested or related to the interested party refraining from participating in the consideration or determination of the matter: (i) any transaction to purchase or lease from, jointly own with, or sell or lease to, a related party real or personal property, directly or indirectly; (ii) the use of AFC’s personnel, facilities, or real or personal property for other than AFC’s benefit; (iii) the payment by AFC of commissions and/or fees, including, but not limited to, brokerage commissions or investment banking, management, consulting, architectural or legal fees; and (iv) service agreements. These business dealings may only be entered into if the transaction is for the benefit of AFC, and not merely an accommodation for the director, officer, or interested party, and if the transaction is determined to be on terms not more favorable to the director, officer or interested party than would be available in an arms-length transaction. The Code of Business Conduct and Ethics is posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance”. Shareholders may request a printed copy of such document by contacting AFC’s Investor Relations Department by calling (516) 327-7869 or writing to AFC’s address specified on page 1 of this Proxy Statement.

AFC does not engage in loan transactions with its directors or executive officers or members of their families. With the exception of the ESOP loans which were paid in full on December 20, 2013, AFC does not engage in loan or other transactions with holders of five percent (5%) or more of the shares of any class of its common stock.

The Association maintained, until April 1, 2014, the ESOP, which was a defined contribution pension plan, for the benefit of its eligible employees. To fund the purchase of the AFC Common Stock held by the

ESOP, the ESOP borrowed funds from AFC. The ESOP loans, as of January 1, 2013, had an outstanding principal balance of $5,908,021, bore an interest rate of 6.00%, were scheduled to mature on December 31, 2029 and were collateralized by the unallocated AFC Common Stock purchased with the loan proceeds. The Association made scheduled contributions to the ESOP to fund both debt service on the ESOP loans and cash contributions to participant accounts. The Association reserved the right to reduce its scheduled contributions by dividends paid on unallocated shares held by the ESOP and investment earnings realized on such dividends. Beginning in 2010, the cash contribution component of scheduled contributions was in an amount equal to dividends paid on unallocated shares. Dividends paid on unallocated shares totaled $154,722 for the year ended December 31, 2013. Since the ESOP loans were paid in full on December 20, 2013, the ESOP loans had an aggregate outstanding principal balance of $0.00 as of the Record Date. The principal amount paid on such loans during 2013 amounted to $5,908,021 while the interest paid was $343,650.

The AFC Common Stock purchased by the ESOP was held in trust for allocation among participants as the loans were repaid. Pursuant to the loan agreements, the number of shares that were allocated annually was based upon a specified percentage of aggregate eligible payroll for the Association’s covered employees. Shares of AFC Common Stock allocated to participants totaled 967,013 for the year ended December 31, 2013. As of the Record Date, a total of 15,068,562 shares were allocated to participants. As of the Record Date, 0 shares of AFC Common Stock remained unallocated. Effective as of April 1, 2014, the ESOP was merged with and into the Incentive Savings Plan, and shares of AFC Common Stock held under the ESOP were transferred to the Employer Stock Fund under the Incentive Savings Plan.

For additional information regarding the ESOP, see Security Ownership of Certain Beneficial Owners commencing on page 4, Security Ownership of Management commencing on page 22 and Note 14 of the Notes to the Consolidated Financial Statements.

The Association is a federally chartered savings and loan association and engages in the lending business. All loan transactions between the Association and the directors and executive officers of AFC or the Association, members of their families, and holders of five percent (5%) or more of the shares of any class of AFC’s stock, and affiliates thereof, have been made either in accordance with the Association’s Employee & Director Mortgage Loan Policy, discussed more fully below, or:

i)	were made only in the ordinary course of AFC’s and the Association’s businesses;
ii)	were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to AFC or the Association; and
iii)	did not involve more than the normal risk of collectibility or present other unfavorable features.

As noted above, the Association maintains an Employee & Director Mortgage Loan Policy. Pursuant to the Employee & Director Mortgage Loan Policy, all full time employees, officers and directors of the Association in good standing and having at least three months of continuous service are eligible to obtain discounts on certain mortgage loans provided by the Association. The discount is available only on loans secured by the participant’s owner-occupied, primary residence. The discount is not available on mortgage loan products which are not intended to be held in portfolio by the Association. The loans must, in all respects, satisfy all normal underwriting parameters applicable to non-affiliated customers. Such loans may not involve more than the normal risk of collection or present other unfavorable features.

For eligible mortgage loans, the following discounts are provided:

i)	discount/origination fees, up to a maximum of 2% of the loan amount, if applicable, are waived at closing;
ii)	underwriting and document preparation fees, if applicable, are waived at closing; and
iii)	the interest rate is adjusted as follows:
a)	on fixed rate mortgage loans, the applicable interest rate is lowered by 0.50%;
b)	on adjustable rate mortgage loans, both the initial rate and the margin used on future rate adjustments are reduced by 0.50%.

Once a discounted mortgage loan is obtained, it may be refinanced through use of the Association’s refinance programs once within the first ten years and the discounts will continue to be available. After ten years, the property can be refinanced one time with new discounts applied.

The interest rate discounts continue to apply so long as the participant continues in the service of the Association, or after the participant ceases service due to disability, death or retirement at or after age 55 with at least ten years of service. In the event of death, the benefit is available to the participant’s spouse for as long as the spouse occupies the principal residence. Upon retirement, no discounts are allowed on refinances of any kind or if a new primary residence is purchased.

The following directors and executive officers have received the benefit of interest rate or other discounts during 2013 as specified in the Association’s Employee & Director Mortgage Loan Policy:

Name	Interest Rate Payable on Indebtedness (%)(1)		Highest Aggregate Amount of Indebtedness Outstanding since January 1, 2013 ($)	Principal Balance outstanding as of the Record Date ($)	Amount of Principal Paid on Indebtedness during 2013 ($)	Amount of Interest Paid On Such Indebtedness during 2013 ($)
Josie Callari	3.875		20,360	0	20,360	333
Robert J. DeStefano	2.500		352,210	326,080	20,838	8,568
Brian T. Edwards	3.250	(2)	320,559	312,887	4,776	11,094
Alan P. Eggleston	3.500		174,104	158,525	12,408	5,896
Frank E. Fusco	2.375		184,429	173,828	8,455	4,289
Gerard C. Keegan	3.125		419,575	406,234	10,631	12,960
Monte M. Redman	3.500		397,376	364,445	26,229	13,490

(1)	The interest rates reflected in this table are the rates in effect as of December 31, 2013.
(2)	Mr. Edwards’ loan is an adjustable rate mortgage loan as to which the interest rate adjusted, according to the loan’s terms, in 2013.

All loans outstanding to the directors, Board Nominees or executive officers of AFC or members of their immediate families were made in conformity with the Association’s policies in this regard and have not been classified as non-accrual, past due, restructured or potential problem loans. All such loans are subject to and comply with the insider lending restrictions of Section 22(h) of the Federal Reserve Act (12 U.S.C. 375b).

Except as described above, there have been no transactions since January 1, 2013, and there are no currently proposed transactions, in which AFC was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Security Ownership of Management

The following table sets forth information concerning the interests in equity securities of AFC as of the Record Date of each director and Board Nominee of AFC, each executive officer named in the Summary Compensation Table, referred to as Named Executives, and all directors and executive officers of AFC as a group. For purposes of the Annual Meeting, AFC Common Stock is the only AFC voting stock outstanding. Holders of AFC’s Depositary Shares are not entitled to vote at the Annual Meeting.

Name of Beneficial Owner	Class of Securities	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class(3)
Monte N. Redman	Common Stock	1,105,814	(4)(5)	1.11
Gerard C. Keegan	Common Stock	523,280	(4)(6)
Jane D. Carlin	Common Stock	6,358	(7)
John R. Chrin	Common Stock	105,152	(8)
	Depositary Shares	4,658	(8)
John J. Corrado	Common Stock	56,728	(9)
Brian M. Leeney	Common Stock	24,649	(10)
Patricia M. Nazemetz	Common Stock	12,028	(11)
Ralph F. Palleschi	Common Stock	92,948	(12)
Alan P. Eggleston	Common Stock	513,802	(4)(13)
Frank E. Fusco	Common Stock	460,793	(4)(14)
Stephen J. Sipola	Common Stock	46,224	(15)
All directors, Board Nominees and executive officers as a group (15 persons)	Common Stock	13,465,833	(4)(16)	13.55
All directors, Board Nominees and executive officers as a group (15 persons)	Depositary Shares	4,658

(1)	Except as otherwise indicated, each person listed has sole voting and investment power with respect to the shares of AFC Common Stock indicated.
(2)	Included are shares of AFC Common Stock which could be acquired within 60 days of the Record Date pursuant to options to acquire AFC Common Stock as follows: Mr. Redman (180,000 shares), Mr. Keegan (144,000 shares), Mr. Palleschi (18,000 shares), Mr. Eggleston (120,000 shares), Mr. Fusco (60,900 shares), and all directors, Board Nominees and executive officers as a group (659,400 shares). In all cases, the exercise price of such options exceeded the market value of AFC Common Stock on the Record Date.
(3)	Except as otherwise indicated, the percent of class beneficially owned does not exceed one percent (1.00%).
(4)	Messrs. Redman, Keegan, Eggleston and Fusco are among the trustees and members of the Plan Committees. The Plan Committees are each composed of the same five individual members, all executive officers. The shared membership of the Plan Committees may constitute an arrangement or relationship that results in indirect beneficial ownership by each of them under Rule 13d-3(a) of the Exchange Act of those shares beneficially owned by each of the others. Each of the trustees and members of the Plan Committees disclaims membership in a group and affirms that they have not agreed to act together with any of the others for any purpose of acquiring, holding, voting or disposing of the AFC Common Stock. Each of the Plan Committees acts by majority vote of their five members and no member of any of the Plan Committees may act individually to vote or dispose of shares of the AFC Common Stock by means of their membership in any or all of the Plan Committees. The ESOP claims beneficial ownership of, and shared voting and dispositive power, with respect to 7,947,332 shares of AFC Common Stock as of December 31, 2013. The Plan Committees claim sole voting and dispositive power with respect to 917,353 shares of AFC Common Stock, shared voting power with respect to 1,007,881 shares of AFC Common Stock and shared dispositive power with respect to 8,955,213 shares of AFC Common Stock as of December 31, 2013. The amount shown for all directors, Board Nominees and executive officers as a group includes 9,872,566 shares beneficially owned by the Plan Committees. See Security Ownership of Certain Beneficial Owners commencing on page 4.

(5)	Included are 68,894 shares of AFC Common Stock as to which Mr. Redman has shared voting and investment power, 224,724 shares of AFC Common Stock as to which he has sole voting and no investment power and 30,654 shares of AFC Common Stock as to which he has shared voting and sole investment power. Mr. Redman has pledged 549,261 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(6)	Included are 188,717 shares of AFC Common Stock as to which Mr. Keegan has shared voting and investment power and 90,810 shares of AFC Common Stock as to which he has sole voting and no investment power.
(7)	Included are 6,358 shares of AFC Common Stock as to which Ms. Carlin has sole voting and no investment power.
(8)	Included are 95,124 shares of AFC Common Stock as to which Mr. Chrin has shared voting and investment power and 10,028 shares of AFC Common Stock as to which he has sole voting and no investment power. Also included are 4,658 Depositary Shares, each representing a 1/40th interest in Preferred Stock, as to which Mr. Chrin has sole voting and investment power but which by their terms may only be voted under certain limited circumstances which are not present in connection with the 2014 Annual Meeting. Mr. Chrin has pledged 86,503 shares of AFC Common Stock and 4,658 Depositary Shares pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(9)	Included are 44,700 shares of AFC Common Stock as to which Mr. Corrado has shared voting and investment power and 12,028 shares of AFC Common Stock as to which he has sole voting and no investment power.
(10)	Included are 10,028 shares of AFC Common Stock as to which Mr. Leeney has sole voting and no investment power. Mr. Leeney has pledged 6,000 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(11)	Included are 12,028 shares of AFC Common Stock as to which Ms. Nazemetz has sole voting and no investment power.
(12)	Included are 10,028 shares of AFC Common Stock as to which Mr. Palleschi has sole voting and no investment power. Mr. Palleschi has pledged 64,920 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(13)	Included are 264,467 shares of AFC Common Stock as to which Mr. Eggleston has shared voting and investment power, 79,852 shares as to which he has sole voting and no investment power and 24,772 shares as to which he has shared voting and sole investment power. Mr. Eggleston has pledged 211,284 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(14)	Included are 57,648 shares of AFC Common Stock as to which Mr. Fusco has shared voting and investment power and 77,466 shares of AFC Common Stock as to which he has sole voting and no investment power. Mr. Fusco has pledged 61,345 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(15)	Included are 7,644 shares of AFC Common Stock as to which Mr. Sipola has shared voting and investment power and 25,590 shares of AFC Common Stock as to which he has sole voting and no investment power.
(16)	Included are 2,142,529 shares of AFC Common Stock as to which all directors, Board Nominees and executive officers, as a group, have shared voting power, and 10,020,681 shares of AFC Common Stock as to which all directors, Board Nominees and executive officers as a group, have shared investment power.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Ms. Nazemetz, as Chairwoman, Mr. Chrin, Mr. Leeney and Mr. Palleschi. Other than Mr. Leeney, who joined the Compensation Committee in March, 2014, all such members of the Compensation Committee served throughout 2013. No individual who served on the Compensation Committee in 2013 is a former employee of AFC or the Association.

There were no other transactions or relationships involving members of the Compensation Committee requiring disclosure in this Proxy Statement. During 2013, none of AFC’s executive officers served as a director or member of the compensation committee (or equivalent body) of another entity where a director or member of AFC’s Compensation Committee served as an executive officer or director.

Director Compensation

The following section sets forth information regarding director compensation.

Directors’ and Other Fee Arrangements

All non-employee directors of AFC except Mr. Palleschi receive an annual retainer of $22,000. No additional fees for attendance at Board meetings are paid. All members of the Board also serve as directors of the Association. All non-employee directors of the Association except Mr. Palleschi receive an annual retainer of $44,000. No additional fees for attendance at Association Board of Directors meetings are paid. Mr. Palleschi, who became Chairman of the Board and Chairman of the Board of Directors of the Association effective June 20, 2012, receives a total annual retainer of $250,000 for service as Chairman of the Board and Chairman of the Board of Directors of the Association. He does not receive any other per meeting fees, retainers or fees for serving on any of the committees of either the Board or the Board of Directors of the Association. The Chairman of the Audit Committee of AFC and the Association receives an additional annual retainer of $15,000 in the aggregate and all members of the Audit Committee, with the exception of Mr. Palleschi, receive a $1,000 fee per Audit Committee meeting attended. As Chairman of the Nominating and Corporate Governance Committee of AFC and the Association, Mr. Palleschi does not receive any additional annual retainer or per meeting fees. All other members of the Nominating and Corporate Governance Committee receive a $1,000 fee per Nominating and Corporate Governance Committee meeting attended. The Chairwoman of the Compensation Committee of AFC and the Association receives an additional annual retainer of $15,000 in the aggregate and all members of the Compensation Committee, with the exception of Mr. Palleschi, receive a $1,000 fee per Compensation Committee meeting attended. The Chairman of the Enterprise Risk Management Committee of AFC and the Association receives an additional annual retainer of $15,000 in the aggregate and all members of the Enterprise Risk Management Committee, with the exception of Mr. Palleschi, receive a $1,000 fee per Enterprise Risk Management Committee meeting attended. The Chairman of the Loan Committee of the Association receives an additional annual retainer of $15,000 in the aggregate and all members of the Loan Committee, with the exception of Mr. Palleschi, receive a $1,000 fee per Loan Committee Meeting attended. Each non-employee director who serves on the Association’s Community Reinvestment Act Committee, referred to as the CRA Committee, receives a $1,000 fee per CRA Committee Meeting attended. Typically, committee meetings of AFC and the Association are held as joint meetings and in such cases only a single meeting attendance fee is paid.

The aggregate of fees paid to each director for his or her service as a director of both AFC and the Association is reflected in the Fees Earned or Paid in Cash column of the 2013 Director Compensation Table on page 28.

1999 Directors Option Plan

AFC maintains the 1999 Directors Option Plan pursuant to which non-employee directors of AFC and the Association have been granted options on terms previously approved by the shareholders of AFC.

The purpose of the 1999 Directors Option Plan was to promote the growth and profitability of AFC, to provide directors of AFC and its affiliates with an incentive to achieve corporate objectives, to attract and retain key directors of outstanding competence and to provide such directors with an equity interest in AFC.

Pursuant to the 1999 Directors Option Plan, each person who first became a non-employee director of AFC or the Association after May 19, 1999 was granted, on the 15th day of the month following the month in which he or she became a non-employee director, an option to purchase 12,000 shares of AFC Common Stock at an exercise price per share equal to the fair market value of AFC Common Stock, as defined in the 1999 Director Option Plan, on the date of grant. In addition, on January 15th of each succeeding year, or the following business day if January 15th was not a business day, each person who was then a non-employee director was granted an option to purchase an additional 6,000 shares of AFC Common Stock at an exercise price per share equal to the fair market value of AFC Common Stock, as defined in the 1999 Director Option Plan, on the date of grant.

All options granted pursuant to the 1999 Directors Option Plan vested upon grant and expire upon the earlier of 10 years following the date of grant or one year following the date the director ceases to be a director for any reason other than removal for cause, in which case the director’s options immediately terminate.

In May 2007, the shareholders of AFC approved the 2007 Director Stock Plan. As a result, the 1999 Director Option Plan was frozen such that no further options will be granted under the 1999 Director Option Plan.

2007 Director Stock Plan

The shareholders of AFC approved the 2007 Director Stock Plan in May 2007 and approved an amendment to said plan in May 2010. This plan provides for an annual grant to each non-employee director of restricted stock having a fair market value, as defined in the plan, equal to $45,000 at the time of the grant. Such grants commenced in 2008 and are made annually on the third business day following AFC’s release of its prior year annual financial results. The plan also provides for discretionary grants. During 2013, each non-employee director received a discretionary grant of shares, valued at $10,000. In addition, Ms. Nazemetz was granted 2,000 shares of restricted stock upon joining the Board and the Board of Directors of the Association in January 2013 and Ms. Carlin, as a new director, was granted 2,000 shares of restricted stock in February 2014.

The shares awarded pursuant to the 2007 Director Stock Plan vest three years after the date of the award, unless otherwise specified at the time of the award, or, if earlier, upon the director’s death, mandatory retirement, in the event of a change of control or in the event a director incurs an involuntary termination from the Board, each as defined in the plan.

Upon award, shares granted pursuant to the 2007 Director Stock Plan have both voting rights and the right to receive dividends.

The 2007 Director Stock Plan, as amended, authorizes the issuance of 150,000 shares of AFC Common Stock to be utilized for restricted stock awards following May 19, 2010. As of the Record Date, there were 67,135 shares of AFC Common Stock available for future awards pursuant to the plan.

Directors’ Retirement Plan

The Directors’ Retirement Plan provides retirement benefits for directors of AFC or the Association with at least 10 years of service who are not and have not been employees of AFC, the Association or any of their predecessors in interest. This excludes Mr. Redman and Mr. Keegan from participation in the plan. In 1999, participation in the Directors’ Retirement Plan was frozen to provide that any director who joins the Board of Directors of AFC or the Association after March 1, 1999 will not be eligible to participate in the Directors’ Retirement Plan. This excludes Ms. Carlin, Mr. Chrin, Mr. Leeney, Mr. Corrado and Ms. Nazemetz from participation in the plan. As noted below, benefit and service accruals pursuant to the Directors’ Retirement Plan were frozen, effective April 30, 2012. The only current director eligible to receive benefits pursuant to the plan is Mr. Palleschi.

Benefits under the Directors’ Retirement Plan vested at a 50% level once an eligible director completed 10 years of service. Vesting increased by 5% each additional year of service thereafter with 100% vesting after 20 years of service. Service on the Board of Directors of companies merged into AFC or the Association was counted as eligible service under the Directors’ Retirement Plan. Any benefit which a director received pursuant to a retirement plan for service on the Board of Directors of a company merged into AFC or the Association acts as an offset against the benefit due the director pursuant to the Directors’ Retirement Plan.

The basic benefit payable under the Directors’ Retirement Plan is a monthly benefit for the life of the director (or an alternative form of benefit described below in the case of the director’s death), commencing on the earlier of (a) retirement from the Boards of Directors of AFC and the Association or age 65, whichever is later, (b) the date the director ceases to serve on the Boards of Directors due to disability, as defined in the

Plan, or (c) death of the director, which basic benefit, on an annual basis, was equal to the sum of (i) the annual retainers paid by AFC and the Association to their directors at the time the director leaves the service of such Boards, (ii) any annual retainers the director was receiving from AFC and the Association for service as the chairman of a committee of the Boards of AFC or the Association at the time the director leaves the service of such Boards, and (iii) a sum equal to the meeting fees paid to the director for committee meeting attendance in the year preceding the director leaving the service of such Boards. Within the first 30 days of eligibility under the plan, a director is generally allowed to elect between alternate forms of benefit payment for their benefits under the Directors’ Retirement Plan. The alternate forms of benefit, in addition to the single life annuity described above, were (i) a 10 year certain annuity, (ii) a joint and survivor annuity with the director’s spouse, and (iii) a lump sum payment. The amount of the alternate forms of benefit is calculated to be actuarially equivalent to the basic single life annuity benefit described above. For other directors entitled to receive benefits under director retirement plans established by companies merged into AFC or the Association, the director was required to select a form of benefit payment under the Directors’ Retirement Plan that is the same as the form provided pursuant to the plan established by the company merged into AFC or the Association, i.e. a joint and 100% survivor annuity in the case of Mr. Haeffner. All eligible directors were allowed, on or before December 31, 2008, to make a one-time election of a lump sum benefit at the later of January 1, 2009 or the benefit commencement date specified in the plan. All eligible directors made such elections.

At the time of The Greater Acquisition, The Greater maintained The Retirement Plan of The Greater New York Savings Bank for Non-Employee Directors, or The Greater Director Retirement Plan. Pursuant to the terms of The Greater Director Retirement Plan, Peter C. Haeffner, Jr., who retired from the Board and the Board of Directors of the Association upon the close of the regular meetings of such Boards on February 19, 2014, became entitled to and commenced, at the time of The Greater Acquisition, receiving a $24,000 per year retirement benefit payable in the form of a joint and survivor life annuity with his spouse. At the time of The Greater Acquisition, AFC and the Association assumed The Greater’s obligations under The Greater Director Retirement Plan. The amount received during 2013 by Mr. Haeffner, as a result of this benefit, has been included in the All Other Compensation column of the 2013 Director Compensation Table on page 28.

In the event of a change of control, as defined in the Directors’ Retirement Plan, eligible directors would have received service credit through the balance of their then current term as a director. On or before December 31, 2008, eligible directors were required to make a one-time election whether, in the event of a change of control, their benefits due pursuant to the Directors’ Retirement Plan would be paid to the director in a lump sum or transferred into a rabbi trust to be established at the time of the change of control and paid pursuant to the original alternate form benefit election.

Mr. Palleschi, the only current director who is eligible to participate in the Directors’ Retirement Plan, at this time, has a vesting percentage of 80% and is not eligible for additional service credit.

Included in the 2013 Director Compensation Table, set forth on page 28 under the Change in Pension Value and Nonqualified Deferred Compensation Earnings column is the change in the actuarial value during 2013 attributable to each of the directors who participates in the Directors’ Retirement Plan based upon the same assumptions utilized for financial statement reporting in the Consolidated Financial Statements. Also included in the 2013 Director Compensation Table, under the Change in Pension Value and Nonqualified Deferred Compensation Earnings column, is the change in the actuarial value during 2013 attributable to Mr. Haeffner’s participation in The Greater Director Retirement Plan. For further information regarding the assumptions utilized and changes in such assumptions from time to time see Note 14 of the Notes to the Consolidated Financial Statements. Pursuant to SEC regulations, AFC is not allowed to disclose in the Director Compensation Table a change in pension value that is less than zero even though for financial statement purposes AFC may accrue the actual change.

The Directors’ Retirement Plan was frozen as of April 30, 2012, such that eligible participating directors will receive no further service credit or other accrued benefit increases after such date. Final benefit calculations will be based upon retainers and fees earned between May 1, 2011 and April 30, 2012.

Directors’ Death Benefit

This plan provides that if a non-employee director dies while in service as a director of AFC or the Association, the director’s designated beneficiary will receive from AFC a payment equal to one year’s directors’ fees, including annual retainers, meeting attendance fees and committee chairman retainers, at the rate in effect immediately preceding his or her death. If a director leaves the service of AFC and the Association for any reason other than death, all rights to any benefit under this plan cease. This is an unfunded benefit for which AFC does not accrue an expense. Therefore, no amount has been reflected in the 2013 Director Compensation Table set forth on page 28 for the value of this obligation.

Effective January 1, 2009, active participants in the Directors Retirement Plan were excluded from eligibility for this benefit.

Travel Expenses and Other Perquisites

AFC and the Association pay or reimburse directors for their travel expenses, including lodging, for attendance at meetings of the Board of Directors and committees of AFC, the Association or their subsidiary companies on which directors may serve and at other business-related functions. Included in the All Other Compensation column of the 2013 Director Compensation Table set forth on page 28 is the cost associated with travel and lodging expenses incurred by AFC for the directors’ attendance at meetings at AFC’s corporate headquarters.

From time to time, directors’ spouses are invited to attend business-related functions away from AFC’s corporate headquarters with respect to which participation by the directors and their spouses is expected and/or encouraged. These have included director and executive officer retreats, director educational programs and other industry-related functions. Pursuant to SEC regulations, the attendance of a director’s spouse at these functions is considered a perquisite. The estimated incremental cost to AFC of having a spouse attend such functions is included in the All Other Compensation column of the 2013 Director Compensation Table set forth on page 28. AFC believes that having the directors’ spouses attend such functions, when they are held, as invited guests of the Association, serves the business purposes of the Association and AFC by reinforcing the collegiality of the Board, resulting overall in a more efficient and productive Board.

AFC maintains a fractional ownership interest in a corporate aircraft for use by its executives for business purposes only. Personal use of the aircraft is not permitted. The use of this aircraft by the executives is viewed by AFC as integrally and directly related to their job performance. As a result, this use is not viewed as a perquisite to the executives as defined by SEC regulations. See the CD&A, commencing on page 29 and the Summary Compensation Table commencing on page 41.

When an executive officer is traveling on business utilizing the corporate aircraft and room is otherwise available on the aircraft, directors traveling on AFC’s business and the directors’ spouses traveling with the directors may accompany the executive on such business.

The directors are allowed to receive discounts on certain loans secured by their primary residence pursuant to the Association’s Employee & Director Mortgage Loan Policy. For a detailed description of this policy, see Transactions with Certain Related Persons commencing on page 20. The amount of any discounted interest rate or fees below what an unaffiliated customer would have been required to pay under similar circumstances during 2013 has been determined by the SEC staff not to be compensation and, therefore, is not included in the All Other Compensation column of the 2013 Director Compensation Table, set forth on page 41.

The following table sets forth details regarding compensation provided to the directors of AFC for the fiscal year ended December 31, 2013.

2013 Director Compensation Table

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
John R. Chrin	108,000	54,999	0	5,218	168,217
John J. Conefry, Jr.(5)	13,000	54,999	0	4,275	72,274
John J. Corrado	87,000	54,999	0	5,850	147,849
Peter C. Haeffner, Jr.	124,000	54,999	156,574	79,047	414,620
Brian M. Leeney	114,000	54,999	0	8,064	177,063
Patricia M. Nazemetz	82,000	74,879	0	4,739	161,618
Ralph F. Palleschi	250,000	54,999	73,808	4,961	383,768

(1)	Fees Earned or Paid in Cash represent fees earned by directors for the annual retainer paid by AFC, the annual retainer paid by the Association, committee meeting attendance fees, and fees for service as committee chairmen, as applicable. See Directors’ and Other Fee Arrangements commencing on page 24.
(2)	This column represents the aggregate grant date fair value of restricted stock awards made to the directors in 2013 pursuant to the 2007 Director Stock Plan. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures relating to service-based vesting conditions. The fair value of restricted stock awards is calculated using the closing price of AFC Common Stock as quoted on the NYSE on the date of the award. For additional information, see Note 15 of the Notes to the Consolidated Financial Statements. The aggregate numbers of options and restricted stock awards outstanding to each non-employee director at December 31, 2013 was, respectively, Mr. Chrin, -0- and 8,830; Mr. Conefry, 24,000 and 0; Mr. Corrado, -0- and 7,670; Mr. Haeffner, 24,000 and 8,830; Mr. Leeney, -0- and 8,830; Ms. Nazemetz, 0 and 7,670; and Mr. Palleschi, 24,000 and 8,830.
(3)	Amounts disclosed reflect change in pension value. Mr. Haeffner retired from the Board and the Board of Directors of the Association upon the regular meetings of such boards on February 19, 2014.
(4)	All Other Compensation for each director includes travel expenses to attend onsite meetings of the Board and other AFC and travel and entertainment expenses with respect to other Association-related functions and, except for Ms. Nazemetz, and Messrs. Palleschi and Chrin, spousal travel and entertainment expenses for spouses’ attendance at AFC and Association-related functions. All Other Compensation for each director also includes dividends on restricted stock awards. Mr. Haeffner receives medical and dental benefits pursuant to a post-retirement medical plan provided to the non-employee directors of The Greater, the premiums for which in 2013 were $39,824 and $1,353, respectively. As a former non-employee director of The Greater, Mr. Haeffner also receives a pension payment pursuant to The Greater Director Retirement Plan. That payment equaled $24,000 in 2013.
(5)	Mr. Conefry retired from the Board and the board of directors of the Association upon the close of the regular meetings of such boards on February 20, 2013.

Executive Compensation

The information set forth in the Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, referred to as the Securities Act, or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

Compensation Committee Report

1)	The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K, with management; and
2)	Based on the review and discussion referred to in Paragraph 1 above, the Compensation Committee recommended to the Board of AFC that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of AFC

Patricia M. Nazemetz — Chairwoman
John R. Chrin
Brian M. Leeney
Ralph F. Palleschi

Compensation Discussion and Analysis (CD&A)

Under rules established by the SEC, AFC is required to provide certain data and information regarding the compensation and benefits provided to AFC’s Chief Executive Officer, Chief Financial Officer and certain other executives of AFC. The disclosure requirements for the Chief Executive Officer and such other executives include the use of tables and the CD&A. The CD&A is intended to review the compensation awarded to, earned by or paid to the Named Executives. This review explains material elements of AFC’s compensation of the Named Executives and describes the objectives of AFC’s compensation programs, what the program is designed to reward, each element of compensation, why AFC chooses to pay each element, how AFC determines the amount, and, where applicable, the formula for each element, and how each element and AFC’s decisions regarding that element fit into AFC’s overall compensation objectives and affect decisions regarding other elements. The Named Executives include the Chief Executive Officer, the Chief Financial Officer and AFC’s three most highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer of AFC as of December 31, 2013. For 2013, the Named Executives of AFC are Monte N. Redman, Frank E. Fusco, Gerard C. Keegan, Alan P. Eggleston and Stephen J. Sipola.

Executive Compensation Philosophy

The primary objective of the executive compensation program of AFC and the Association is to attract and retain highly skilled and motivated executive officers to manage AFC in a manner to promote prudent growth and profitability and advance the interests of its shareholders.

The compensation program is designed to provide levels of compensation which comply with regulatory requirements and are competitive and reflective of the organization’s performance in achieving its goals and objectives, both financial and non-financial, as determined in its business and strategic plans. The program aligns the interests of the executives with those of the shareholders of AFC by providing a proprietary interest in AFC, the value of which can be significantly enhanced by the appreciation of AFC Common Stock. The program also seeks to adequately provide for the needs of the executives upon retirement, based upon their compensation levels, length of service provided to AFC and the Association and the appreciation of AFC Common Stock.

The Named Executives are highly skilled and experienced in the management of banking institutions. Each of Mr. Redman, Mr. Keegan and Mr. Eggleston has more than thirty (30) years of experience in the banking industry and more than twenty-five (25) years of experience as an executive officer responsible for managing AFC, the Association and/or other banking institutions. Mr. Fusco has more than twenty-five (25) years of banking experience and more than fifteen (15) years of management experience as a senior officer of AFC or the Association. Mr. Sipola has more than ten (10) years of management experience as a senior officer of AFC, the Association and other financial institutions. Each of Mr. Redman, Mr. Fusco, Mr. Keegan and Mr. Eggleston has extensive experience in the management of public companies, and all Named Executives have a commitment to excellence, prudent operations and promoting the interests of shareholders.

Given the experience of the executives, their proven track record of performance at AFC and the investment AFC and the Association have made in these individuals, their retention is important. AFC has taken a number of steps to further this goal, such as entering into employment contracts with each of the Named Executives, providing vesting periods for equity grants and awards and providing retirement and change of control packages that provide meaningful incentives for the Named Executives to remain employed by AFC.

To a significant degree, the compensation program for the executive officers mirrors that utilized throughout most of AFC’s operations. The overall compensation of the Named Executives is tied directly to their obtaining clearly defined results in a prudent manner. Since their responsibility is to manage AFC, their performance objectives are related directly to AFC’s performance. This is accomplished through the Executive Incentive Plan, the equity-based compensation program and, to a lesser degree, the retirement program.

AFC believes that an effective way to ensure that the Named Executives advance the interests of the shareholders is to ensure that each of the executive officers is a significant shareholder. The Compensation Committee has established share ownership requirements applicable to its executives as a multiple of their base salaries. For example, the Chief Executive Officer is required to hold direct or indirect non-derivative shares of AFC Common Stock having a value, based upon the prior year’s average price per share of AFC Common Stock, equal to five (5) times his annual salary. Each of the other senior executive officers is required to hold direct or indirect non-derivative shares of AFC Common Stock having a value, based upon the prior year’s average price per share of AFC Common Stock, equal to three (3) times their respective annual salaries. Each of the remaining executive officers is to hold direct or indirect non-derivative shares of AFC Common Stock having a value, based upon the prior year’s average price per share of AFC Common Stock, equal to two (2) times their respective annual salaries. Excluded from the ownership requirements are outstanding AFC stock options so as to ensure that the executives have more than a hypothetical stake in AFC’s performance. The policy contains a phase-in period to accommodate promotions or newly hired executives. The Chief Executive Officer and each of the senior executive officers meet such requirements without regard to the phase in period. While Mr. Sipola does not yet meet the stock ownership requirements for an executive officer, he is still in the phase-in period applicable to those promoted to the executive officer level. See the section entitled Security Ownership of Management commencing on page 22 for additional information regarding the investment of the Named Executives in AFC Common Stock. Through AFC’s equity-based incentive and retirement programs, the Named Executives also receive a substantial portion of their compensation in AFC Common Stock. The better AFC Common Stock performs for AFC’s shareholders, the higher the total compensation that is earned by the Named Executives.

The executive compensation program of AFC consists of four (4) primary elements: Base Salary, Short-Term Non-Equity Incentive Plan Compensation, Equity-Based Compensation, and Retirement Benefits. In addition, the Association provides medical benefits, life insurance and disability and other benefits common to all its full time employees. AFC and the Association also provide certain other benefits, or Perquisites, to the Named Executives. The Perquisites are considered an immaterial component of the overall program and are generally associated with furthering the business interests of AFC. AFC and the Association have each entered into employment agreements with each of the Named Executives. These agreements, which are discussed more fully below, impose certain obligations on and provide certain benefits to the Named Executives which extend beyond the terms of their employment.

In structuring its executive compensation program, AFC considers the before and after tax financial impact the elements of the program will have on AFC and the Association. Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to as the Code, places a limitation of $1,000,000 on the deductibility by AFC of certain elements of compensation earned by each of the Named Executives other than the Chief Financial Officer. AFC has previously submitted incentive compensation and other benefit plans to its shareholders for approval, when required, in order to preserve the potential deductibility of payments made to the Named Executives. AFC believes that the cash payments under its Executive Incentive Plan and performance-based restricted stock awards are not subject to the deduction limitations under Section 162(m); however, certain non-performance-based awards may be subject to this limit, depending on the aggregate amount of other non-performance-based compensation paid to a Named Executive in a particular year. As a result of the approval of such plans, and based upon the level and composition of the compensation of its executive officers, the limitations contained in Section 162(m) of the Code did not materially impact the financial condition or results of operations of AFC for the year ended December 31, 2013.

Other than levels of compensation, an increased emphasis on the performance based components of compensation and the use of employment contracts, there are no material differences in the compensation or benefit policies applicable to the executive officers in comparison to other senior officers. In September 2012, a review of the incentive compensation programs utilized by AFC was conducted by Pearl Meyer, including, but not limited to, those in which the Named Executives participate. These programs were not found to present a material risk to AFC. The Compensation Committee believes that the differences in the levels of compensation among the executive officers is reflective of their roles and responsibilities within AFC, their experience in those roles and competitive compensation levels in the marketplace.

In light of AFC’s overall performance and the performance projected within its 2012 Business Plan, AFC took several steps to control expenses during 2012. Such steps included, but were not limited to: (i) with the exception of salary increases reflective of promotions and increased levels of responsibility, freezing the salaries of all senior officers, including but not limited to senior executive and executive officers, (ii) eliminating the incentive payments to all senior officers for 2011 despite thresholds for such payments having been satisfied, (iii) establishing performance targets for 2012 pursuant to the Executive Incentive Plan and the corporate incentive plan applicable to all senior officers that would result in incentive payments for 2012 only if corporate performance was significantly superior to the performance contemplated by the Business Plan, (iv) the elimination of awards of annual equity grants to executive and senior officers for 2012, (v) the freezing of all defined benefit pension plans of AFC and the Association, and (vi) the elimination of approximately 142 current and planned positions of AFC and the Association.

After reviewing AFC’s financial performance compared to the goals established for 2012 pursuant to the Executive Incentive Plan and determining that such goals were not achieved, in January 2013 the Compensation Committee determined not to award any incentive payments for 2012 under the Executive Incentive Plan. See Short-Term Non-Equity Incentive Plan Compensation below for a discussion of incentive payments related to 2013.

In January 2013, the Board adopted a new Strategic Plan for AFC. The new Strategic Plan, the long term objective of which is for AFC and the Association to expand their position as a full service community bank, was developed within the context of a slowly recovering economy, a slowly steepening yield curve, a slowly improving real estate market and a continuously challenging regulatory environment. In order to achieve the goal of expanding AFC and the Association’s position as a full service community bank, the Strategic Plan set forth several strategic objectives, including but not limited to improving AFC’s net interest margin by diversifying the balance sheet, managing capital and continuing to manage costs. The strategies established recognized the difficulties presented by the federal government’s effective nationalization of the residential mortgage market and the need to reposition the liability structure of the Association’s balance sheet during the current low interest rate environment to position AFC for improved performance if and when the Federal Open Market Committee normalizes interest rates and yield curve functioning.

As part of the Strategic Plan, during 2013, AFC and the Association made significant strides with respect to diversifying the balance sheet. The multi-family/commercial real estate lending line of business continued to grow and has become a considerable percentage of the Association’s total loan portfolio. The Association’s significant expansion into business banking has enabled it to generate higher yielding business loans as well as increase core deposits, which has also had a positive impact on the net interest margin. The establishment of a New York City business banking office in September 2013 and the opening of the Association’s first branch office in Manhattan, strategically located next door to Penn Station, in March 2014 has and, will allow the Association to further grow its business banking business. A re-structuring of approximately $1.4 billion of borrowings during 2013, which resulted in an annual savings of approximately $12.7 million, also served to improve the net interest margin during 2013.

In furtherance of its Strategic Plan, AFC and the Association have also been successful, during 2013, in managing capital. In March 2013, AFC raised $135.0 million of capital through a preferred stock offering and in May 2013, completed the redemption of $125.0 million of trust preferred securities. In addition, the ESOP loans were paid off on December 20, 2013, and the ESOP was frozen as of December 31, 2013, and merged with and into the Incentive Savings Plan on April 1, 2014. As a result of such actions and continued profitability, capital levels at both AFC and the Association remain strong and continue to grow.

While the cost control initiatives first implemented in 2012 resulted, in 2013, in a year over year decline in operating expenses, the continued implementation of the Strategic Plan’s goal for AFC and the Association to expand their position as a full service community bank is a transformative and ongoing process which has necessitated certain expenses, the returns for which are not expected to be immediately recognized. The retention of key employees, necessary to carry out the objectives of the Strategic Plan, is imperative. As a result, the salary levels of such employees, including those identified as named executives in the 2013 annual proxy statement, were, for the first time in five years, adjusted appropriately for 2013 in order to compensate such individuals for the responsibilities assumed in connection with implementing the long term goals of the Strategic Plan. See Base Salary below for a discussion regarding salary increases relating to 2013. In addition, the financial performance goals required to be met in order to achieve an incentive payout under the Executive Incentive Plan for 2013 were designed to be challenging yet, reasonably attainable within the context of the Strategic Plan and the objectives set forth therein. In January 2014, after reviewing AFC’s financial performance compared to goals established for 2013 pursuant to the Executive Incentive Plan and determining that certain goals were achieved, the Compensation Committee determined to award incentive payments for 2013 under the Executive Incentive Plan for the first time in years. See Short-Term Non-Equity Incentive Plan Compensation below for a discussion of incentive payments related to 2013.

Consideration of Prior Say-on-Pay Votes

Beginning May 2011, AFC annually has submitted to a vote of its shareholders the approval, on a non-binding basis, of the compensation of the named executive officers identified in the proxy materials for such meeting. Again, in May 2013, the approval, on a non-binding basis, of the compensation of the named executive officers identified in the 2013 proxy materials, was submitted to a vote of AFC’s shareholders. Of the total votes cast on this proposal, 66.7% voted to approve, on a non-binding basis, the compensation of the named executive officers identified in the proxy materials for such meeting. At the time the compensation for the named executive officers was established for 2013 and 2014, the Board and the Compensation Committee reviewed the results of the say-on-pay votes and considered these results, along with a variety of other factors, none of which was determinative when taken alone, in considering whether to make any adjustments to AFC’s compensation policies and practices. In particular, in discussions had with the Compensation Committee, it was noted that the say-on-pay votes for 2012 and 2013 were similar with 70.1% in favor in 2012 and 66.7% in favor in 2013. It was also noted that there was no clear reason for the slight decline in the favorable vote from 2012 to 2013, especially in light of no non-equity incentive compensation awards being granted for the named executive officers for each of 2011 and 2012. See Proposal No. 4-Non-Binding Advisory Vote to Approve the Compensation of the Named Executives beginning on page 68 for a discussion of this year’s say-on-pay proposal.

The following details the components of AFC’s executive compensation program.

Base Salary

Salary levels are designed to be competitive with cash compensation levels paid to similar executives at banking institutions of similar size and standing, giving due consideration to the marketplace in which AFC and the Association operate. Base salary levels are considered in conjunction with the short-term non-equity incentive plan compensation component of the executive compensation program.

During the period from 2008 through and including December 31, 2012, AFC and the Association did not implement across-the-board salary increases for senior executives. Salaries for senior executives during this period were increased only on a case-by-case basis, in recognition of promotions or increased responsibilities. This approach was taken because of the Board’s and the Compensation Committee’s belief that despite market conditions or individual performance of the Named Executives, salary increases were not appropriate in light of AFC’s overall performance. In 2010, Mr. Eggleston’s salary was increased 8.2% to reflect additional responsibilities undertaken in 2009 and prior years. In 2011, Mr. Redman’s salary increased 9.1% to reflect his expanding responsibilities and his promotion to President and Chief Executive Officer of AFC and the Association. In 2012, Mr. Keegan’s salary was increased 5.7% and Mr. Fusco’s salary increased 7.5% to reflect their respective promotions to senior executive vice president. These were the only salary increases for these officers from 2008 to 2012.

AFC’s performance to a significant degree is dependent upon factors which, in the short-term, may be positively or negatively impacted by events outside of the control of management. Our operating results are dependent primarily on our net interest income, which is the difference between the interest earned on our assets and the interest paid on deposits and borrowings. Our earnings are particularly susceptible to changes in market interest rates and U.S. Treasury yield curves, government policies and the actions of regulatory authorities. Generally, the Compensation Committee seeks to balance these factors together with the performance of AFC and set base salary at a level which provides a reasonably competitive level of base compensation.

In determining whether the level of base salary and short term non-equity incentive plan compensation, or total cash compensation, is competitive, the Compensation Committee reviews information from a variety of sources. These sources, taken together, are utilized ultimately to confirm that the level and structure of executive compensation, and that of other officers, are fair, competitive and reasonable. For example, the Compensation Committee receives information and, from time to time, recommendations from management and has direct access to publications reflecting industry practices. In addition, from time to time, when the Compensation Committee deems necessary, the Compensation Committee retains the services of compensation consultants who report directly to the Compensation Committee. Although management necessarily assists the Compensation Committee and its consultants during this process, controls are implemented to ensure that the consultants’ opinions and recommendations are reported directly to the Compensation Committee, independent of management.

In reviewing information on compensation practices with regard to executive officers within the banking industry, the primary factors which influence salary and short-term non-equity incentive plan compensation levels are the size and complexity of the institution or business unit being managed, the marketplace in which the institution is located, the position held by the executive and the performance of the institution versus peers.

Generally, the Compensation Committee reviews Named Executives’ total cash compensation for the ensuing year in December of each year at the same time as such matters are considered for all other officers of AFC and the Association. In conducting such review, the Compensation Committee considers the performance of AFC, the performance of each of the executive officers (based both on the directors’ own insights and discussions with Mr. Redman), the salary and compensation history of the Named Executives and both the proposed short-term non-equity incentive plan compensation targets for the coming year and proposed equity compensation grants.

In developing AFC’s Business Plan for 2012 during the fall of 2011, in light of continued weak economic performance, a challenging regulatory environment, continued difficulty in resolving non-performing loans in states involving judicial foreclosure, the interest rate forecasts and the impact the projected yield curve would have upon the performance of AFC and the Association, executive management determined and communicated to the Board and Compensation Committee that 2012 was expected to continue to be extremely challenging. As a result, no across-the-board salary increases, with the exception of those described above, were given, for 2012, to those identified as named executives in the 2013 annual proxy. In addition, the incentive targets for use with the Executive Incentive Plan were established such that 2012 Business Plan performance would and did result in a 0% of target incentive payout for such named executives, consistent with actions taken dating back to 2008.

On an organization-wide basis a base salary increase target of 2.5% was established for 2013 based in part upon survey data indicating projected base salary increases of between 2.8% and 3.0% nationally. Among the surveys utilized were WorldAtWork 2012/2013 Salary Budget Survey, All Firms/Industries, Finance and Insurance, New York Metropolitan area and Mercer 2012/2013 U.S. Compensation Planning Survey, All Firms/Industries and National and Northeast Finance Banking.

In developing the new Strategic Plan for 2013, the Board recognized that achievement of the goals set forth therein would be an ongoing, multi-year process which, although not generating immediate returns, would require the retention of certain employees in order to be successful. As a result, for 2013, the Compensation Committee and the Board determined to award across-the-board base salary increases to those Named Executives who were identified as named executives in the 2013 annual proxy as follows: 3.33% for Mr. Redman, 3.0% for Mr. Fusco, 4.75% for Mr. Keegan, and 3.0% for Mr. Eggleston. The Compensation Committee also determined that it was appropriate to award incentive bonuses for 2013. See Short-Term Non-Equity Incentive Plan Compensation below.

Short-Term Non-Equity Incentive Plan Compensation

Short-term non-equity incentive plan compensation for our Named Executives generally consists of awards paid pursuant to the Executive Incentive Plan. This plan, which was most recently approved by the shareholders of AFC in 2009, is a performance-based plan. See Proposal No. 3, beginning on page 64, regarding approval of an amendment and restatement of the Executive Incentive Plan. Annually, the Compensation Committee establishes, in advance, performance objectives. These performance objectives are derived from AFC’s Strategic Plan, which is reviewed and approved by the Board annually, and covers at least the ensuing three years. The compensation payable under the Executive Incentive Plan, while it may be reduced by the Compensation Committee in its discretion, is otherwise tied directly to the attainment of the pre-established performance objectives. The Executive Incentive Plan has been structured in this manner to maintain the tax deductibility to AFC of awards under this plan pursuant to Section 162(m) of the Code. Therefore, the Compensation Committee has no discretion under this plan to reward performance by a particular Named Executive that may have favorably impacted AFC’s results disproportionately or reward performance that is not immediately captured in the financial performance matrix utilized.

As noted above, the Board and Compensation Committee of AFC recognize that the performance of AFC is substantially affected by the environment in which it operates, particularly interest rate movements and the shape of the yield curve. It is expected that AFC’s executives will maintain systems to monitor such environment and over time take steps to prudently manage the various risks that such environment presents. As a general matter, the Board and the Compensation Committee believe that, to be effective, the attainment of targets established under the Executive Incentive Plan should be both challenging, yet prudently attainable, so as not to encourage either imprudent risk taking or the sacrifice of long-term performance for short term gains.

The Compensation Committee determined that payment of non-equity incentive awards was not appropriate during 2011 and 2012. As a result, no short-term non-equity incentive payments were made to any of the executive officers for those years.

The Compensation Committee has received comments from the compensation consultants retained in previous years regarding the operation of the Executive Incentive Plan and has generally considered those comments in structuring performance targets pursuant to such plan. The review performed by Pearl Meyer commencing in September 2012 of the long term and short term incentive plans, included a review of the Executive Incentive Plan. Among the comments received from Pearl Meyer were comments regarding the levels of the target opportunities set for the Named Executives as compared to those prevailing in the market and a change in the weightings assigned to the performance metrics utilized. The Compensation Committee, in establishing the performance targets, utilizes its discretion based upon all the information available to it. The Compensation Committee does not generally review specific peer data concerning the targets utilized by the Compensation Committee nor does it index the targets to peer performance. Members of the Compensation Committee are generally aware of the financial and total return performance of a number of peer and other banking related institutions at the time the performance targets are established, as this data is reported monthly by management at meetings of the Board. Among the institutions considered peers of AFC and monitored are New York Community Bancorp, People’s United Financial, Inc., Washington Federal, Inc., First Niagara Financial Group, Inc., Provident Financial Services, Inc., Flushing Financial Corp., Signature Bank, Hudson City Bancorp, Inc., TCF Financial Corporation, Zions Bancorporation, Huntington Bancshares

Inc., Webster Financial Corp. and Valley National Bancorp. Additional financial institutions, while not related to compensation issues, were also monitored. The specific criteria monitored are not, however, directly comparable to the performance measures utilized under the Executive Incentive Plan. Ultimately, the Compensation Committee exercises its discretion, based upon all information available to it, to establish the incentive targets applicable to the executive officers.

The Executive Incentive Plan for 2013 provided for a target incentive equal to eighty percent (80%) of base salary for the President and Chief Executive Officer, sixty-five percent (65%) of base salary for the senior executive officers, including Messrs. Fusco and Keegan and fifty-five percent (55%) of base salary for the other executive officers. Mr. Eggleston and Mr. Sipola did not participate in the Executive Incentive Plan in 2013. Details on their short-term non-equity incentive compensation opportunities follow within this section.

The performance measurements used for the Executive Incentive Plan for 2013 were AFC’s return on average assets, referred to as ROA, and AFC’s return on average tangible common equity, referred to as ROATCE. Based upon AFC’s Strategic Plan, a series of achievement levels was established in advance for ROA and ROATCE, with each level assigned a percentage award ranging from 0% to 200% of the target opportunity. Increasing performance within this range would result in a twenty-five percentage point increment in the award for each achievement level met or exceeded. ROA accounted for 40% of each executive’s incentives, and was required to equal or exceed 0.13% for a 25% award, 0.43% for a 100% award and 0.82% for a 200% award. ROATCE accounted for 60% of each executive’s incentives, and was required to equal or exceed 1.86% for a 25% award, 4.86% for a 100% award and 10.85% for a 200% award. The amount, if any, of the incentive payment under the Executive Incentive Plan for each of the Named Executives, with the exception of Mr. Sipola and Mr. Eggleston, was based upon the level of performance measurements achieved.

The Compensation Committee believes that these performance measurements are over time, on an institution-wide basis, within the sufficient control of management and should be captured in the total returns provided to shareholders of AFC Common Stock.

At the time the ranges were established in January 2013, the Compensation Committee, consistent with past practice, also authorized certain specified adjustments to AFC’s ROA and ROATCE, as reported in accordance with U.S. generally accepted accounting principles, referred to as GAAP, in determining the ultimate performance under the Executive Incentive Plan. In such cases, typically, business plan assumptions are substituted for items that reflect changes in GAAP or are unknown, highly unpredictable or uncontrollable by management at the time the business plan for the coming year is developed or approved. The nature of the adjustments authorized for 2013 was generally consistent with adjustments authorized pursuant to the Executive Incentive Plan in previous years. These adjustments are detailed below.

The ultimate adjustments made to AFC’s GAAP net earnings and average tangible common equity for 2013 to arrive at adjusted ROA and adjusted ROATCE for purposes of determining the performance under the Executive Incentive Plan were as follows:

i)	Net interest income was adjusted as follows to reflect business plan assumptions which were substituted for GAAP net interest income:
a)	interest income was decreased by $498,000 to eliminate additional interest income earned related to the investment of the incremental additional proceeds from the preferred share offering;
b)	interest expense was increased by $8.1 million to eliminate the interest expense savings related to the restructuring of the Association’s borrowings;
ii)	General and administrative expenses were adjusted as follows to reflect business plan assumptions which were substituted for GAAP expenses:
a)	stock based compensation expense was decreased by $729,000;
b)	ESOP expenses were decreased by $1.5 million;

c)	advertising expenses were increased by $1.9 million;
d)	expenses related to the early redemption of the Junior Subordinated Debentures were increased by $34,000;
iii)	the income tax provision was reduced by $3.7 million related to the net interest income and general and administrative expenses adjustments noted above;
iv)	the higher preferred dividend cost related to the sale of an additional $10.0 million of preferred shares was decreased; and
v)	average tangible common equity was decreased by $2.2 million to reflect the adjustments to net earnings available to common stockholders as set forth above.

As a result, and after factoring in the impact of the incentive payment amounts themselves, for fiscal year 2013, the Compensation Committee, pursuant to the terms of the Executive Incentive Plan, certified that AFC’s financial performance goals resulted in overall 75.0% of target incentive payments based upon an adjusted ROA of 0.38% and an adjusted ROATCE of 4.85%.

See Proposal No. 3, beginning on page 64, regarding a proposal to amend the Executive Incentive Plan.

Mr. Sipola is not a participant in the Executive Incentive Plan. Under his employment agreements with AFC and the Association, as part of his initial hiring package, Mr. Sipola is eligible for a guaranteed bonus for each calendar year from 2012 through 2015, contingent only on his continued service through the payment date, and a performance-based bonus for each calendar year from 2013 through 2015 that is tied to the Association’s Business Banking Department’s percentage attainment of its pre-established business goals for the year. For this purpose, these business goals are broken out into the areas of demand deposit accounts, money market accounts and loans. The average percentage attainment of business goals in these areas must equal or exceed 70% for Mr. Sipola to be eligible for this bonus, and 100% for Mr. Sipola to earn the maximum bonus opportunity. While Mr. Sipola received a guaranteed bonus for 2013 pursuant to the terms of his employment contracts with AFC and the Association, he did not receive a performance based bonus because the threshold level for this bonus was not attained.

The Compensation Committee determined that Mr. Eggleston, as Chief Risk Officer, would be eligible for an annual incentive award based on the Committee’s evaluation of his individual performance. Based on its assessment of Mr. Eggleston’s performance, the Compensation Committee determined that an award for Mr. Eggleston in line with the awards granted to other executives under the Executive Incentive Plan would be appropriate.

Equity-Based Compensation

The equity-based compensation portion of AFC’s and the Association’s compensation program consists of option grants and awards of restricted stock pursuant to the 2005 Stock Incentive Plan. In May 2005, the shareholders of AFC approved the 2005 Stock Incentive Plan and in May, 2011 approved an amendment and restatement of the 2005 Stock Incentive Plan. The purpose of the 2005 Stock Incentive Plan is to promote the growth and profitability of AFC, to provide certain key officers and employees of AFC and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in AFC.

Since 2006, the Compensation Committee has only granted restricted stock, and not options, to AFC’s executive officers. Through 2012, these restricted stock grants have been made in the form of restricted stock awards, referred to as RSAs, which have voting and dividend rights. Since RSAs consist of outstanding common shares, the dividend rate applicable to RSAs is the same rate applicable to AFC Common Stock outstanding generally. Commencing in January, 2013 the Compensation Committee also began granting performance-based restricted stock units, referred to as RSUs, which represent a right to receive one share of common stock in the future, subject to meeting certain criteria. In order for RSUs to vest, specific performance objectives must be achieved within a specified performance measurement period. RSUs have no voting or dividend rights prior to vesting and delivery of shares. The performance measurement period for the RSUs granted in January 2013 is the fiscal year ending December 31, 2015 and the vesting date of such RSUs is February 1, 2016. Shares will be issued on the vesting date at either 100%, 75%, 50% or 0% of units granted depending upon actual performance achieved during the measurement period.

Since 2008, it has been the practice of AFC generally to award restricted stock to senior officers of the Association and AFC annually following the release of AFC’s prior fiscal year results in late January. These awards historically have been made to officers having the title of Vice President or higher. This totaled 87 officers as of January 28, 2013. The Compensation Committee believes that this group of individuals has the greatest ability to impact the overall performance and therefore the stock price of AFC. As part of the 2012 expense reduction initiative discussed above, the Compensation Committee decided not to make annual restricted stock awards to this group of officers for 2012, except that in July 2012, the Compensation Committee, in recognition of the growing importance of the MF/CRE Group, as an essential business line and the resulting need to retain key employees, approved a one-time award of 137,000 RSAs to eight officers of the MF/CRE Group, none of whom are Named Executives.

In January, 2013, the Compensation Committee approved equity grants, 483,420 shares of which consisted of RSAs and 432,300 shares of which consisted of RSUs to all officers holding the title of Vice President or higher, with 457,250 awarded to the nine executive officers, of which 178,950 RSAs and 179,200 RSUs were granted to the Named Executives. The aggregate value of these awards, based on the closing price fair market value of AFC Common Stock as of the date of grant totaled $2,215,965 and $2,109,536, respectively with respect to grants made to the executive officers and $1,735,815 and $1,652,224, respectively with respect to grants made to the Named Executives. In all cases, the value ascribed to awards of RSAs has been the closing price of AFC Common Stock on the NYSE on the date of the grant or award, and the value ascribed to RSUs has been the closing price of AFC Common Stock on the date of the grant or award, reduced by the present value of the expected dividend stream during the vesting period for the RSUs using a risk-free interest rate.

On occasion, grants or awards may also be made at or near the time a new officer is hired, or at the time an officer is promoted to a position involving an enhanced degree of responsibility. In 2013, 11,000 shares of AFC Common Stock were awarded to such officers.

When awarded, the level of restricted stock granted to each officer, including the executive officers, is established at the discretion of the Compensation Committee. Among the specific factors considered in determining the level of grant for any particular officer was the overall cost and value of the awards and the officer’s rank, responsibilities and ability to impact the overall financial performance of AFC, the officer’s salary and the officer’s individual performance. Among the elements of individual performance and contribution considered by the Compensation Committee for each Named Executive were the extent to which such officer demonstrated leadership and motivational qualities, the effectiveness of such officer in managing operations within his areas of responsibility, such officer’s effectiveness in adapting to unforeseen circumstances, the extent to which such officer’s individual performance contributed to AFC meeting its corporate and strategic goals for the year as compared to other executive officers, and how such officer’s individual performance measured up to the individual goals and objectives set at the beginning of the fiscal year. In the case of the Chief Executive Officer, the Compensation Committee also takes into account the extent to which he succeeded in implementing AFC’s Strategic Plan, as well as how effectively he guided executive management in connection with AFC’s corporate performance goals.

See Security Ownership of Management commencing on page 22, the Summary Compensation Table commencing on page 41 and the 2013 Outstanding Equity Awards at Fiscal Year End Table on page 46 for further information regarding certain options and restricted stock outstanding with respect to the Named Executives.

See Proposal No. 2, beginning on page 57, regarding a proposal to approve the 2014 Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation.

Retirement Benefits

Retirement benefits are designed to provide for an adequate level of income to each participating employee following his or her retirement from AFC and the Association based upon compensation level and length of service and more recently their own participation in contributing toward their retirement. These benefits are also designed to support the goals and objectives of the remainder of the compensation program.

Among those goals and objectives has been the alignment of the interests of all retirement plan participants, including but not limited to the Named Executives, to that of the shareholders and the retention of participating employees.

Retirement benefits are provided through the Incentive Savings Plan, the Employees Pension Plan, the Association Excess Benefit Plan, referred to as the Excess Plan, and the Association Supplemental Benefit Plan, referred to as the Supplemental Plan. The Employees Pension Plan, the Excess Plan and the Supplemental Plan are referred to collectively as the DB Plans. Certain post-retirement benefits are also provided through the Association’s Retirement Medical and Dental Benefit Policy for Vice Presidents and above, referred to as the Post-retirement Medical Plan.

In 1986, the Association implemented the Incentive Savings Plan, a defined contribution 401K plan. At the time it was implemented, the Incentive Savings Plan operated as a profit sharing plan pursuant to which employees received from the Association matching contributions, based upon their level of voluntary participation in the plan. The Incentive Savings Plan gave employees an incentive to save, helped provide for their retirement, provided certain tax benefits to participants, helped focus employees on the profitability of the Association and allowed employees to rollover vested balances if they left the Association’s employ prior to retirement age. The Incentive Savings Plan continues to be maintained and employees can continue to make voluntary contributions into the Incentive Savings Plan. From 1993 through 2012, the Association and AFC made no contributions to the Incentive Savings Plan. In January, 2013, the Association resumed making matching contributions equal to 50% of an employee’s contribution, up to a maximum of 3.0% of such employee’s eligible compensation in anticipation of the elimination of the ESOP benefit.

The Employees Pension Plan is a qualified defined benefit plan. This plan, historically, was the primary retirement vehicle for the Association, which, when the plan was originally adopted in 1949 and until 1993, was a relatively small mutual thrift institution. The benefit formula under the Employees Pension Plan, which has evolved over time based primarily upon Code requirements, is based upon length of service and, prior to April 30, 2012, the average compensation level for the five years preceding retirement. The Employees Pension Plan was amended effective April 30, 2012, to utilize the higher of the average of the five highest years of salary of a participant during the ten years immediately preceding retirement, or the annual rate of the participant’s salary as of April 30, 2012, whichever was greater.

As a tax qualified plan, the compensation level which can be considered in the benefit formula is capped in accordance with applicable provisions of the Internal Revenue Code. As a result, the Employees Pension Plan, over time, has failed to capture significant amounts of compensation in the benefit formula, at the higher salary and compensation levels within the Association.

In 1983, the Excess Plan, a non-qualified defined benefit plan, was instituted. This plan applies the Employees Pension Plan benefit formula to salary-based compensation above the Internal Revenue Service, or IRS, compensation limits.

In 1991, the Association instituted the Supplemental Plan, also a non-qualified defined benefit plan, to maintain the then current benefit formula for a group of officers impacted by a reduction in the benefits formula under the qualified plan and, indirectly, the Excess Plan due to changes mandated under the Code. Mr. Redman is the only Named Executive who is currently a participant in the Supplemental Plan. Until frozen, the DB Plans were the primary retirement vehicles utilized by the Association that were not materially and directly tied to the performance of AFC Common Stock.

Prior to April 30, 2012, the DB Plans were the primary retirement vehicles utilized by the Association that were not materially and directly tied to the performance of AFC Common Stock. AFC believes that the use of the DB Plans to provide a minimum level of retirement benefits for eligible Association employees was prudent given the magnitude of the reliance the ESOP placed on the performance of AFC Common Stock. The DB Plans, however, do not have benefit formulas that take into account compensation other than base salary. As a result, compensation derived from cash incentives, restricted stock and the exercise of stock options, which may vary substantially from year to year, does not affect benefit levels under these plans.

Increasingly, over time, defined benefit plan expense has become extremely volatile and of a material magnitude. Increasingly, companies have moved from providing defined benefit based retirement programs to defined contribution programs which, while generally providing lower benefit levels, encourage employee participation in the retirement savings process while creating expense structures which are predictable and controllable. As part of the 2012 expense control initiative, the DB Plans were frozen effective April 30, 2012.

See the discussion commencing on page 47 under the heading Additional DB Plan Information regarding the benefit formulas applicable to the DB Plans and the effect of the freezing of the DB Plans as of April 30, 2012.

The ESOP was a combination of a leveraged employee stock ownership plan established by the Association when it converted from mutual to stock form in 1993 and a leveraged employee stock ownership plan in existence at The Long Island Savings Bank, FSB, referred to as LISB, at the time of the merging of LISB into the Association in 1998 and implemented by LISB at the time of its mutual to stock conversion in 1994. A primary purpose of each institution in implementing an employee stock ownership plan was to instill an owner culture in a workforce that had previously operated in a mutual structure that lacked accountability to stakeholders or owners. Each employee stock ownership plan purchased, with borrowed funds, a block of the common stock issued in its sponsor’s conversion offering, to be allocated among eligible employees over the succeeding years as the borrowing was repaid. There were no subsequent stock purchases for either plan. The two employee stock ownership plans were combined in 2000 in order to offer a single, unified employee stock ownership plan benefit to all employees of the combined company. In order to achieve a uniform benefit structure, the outstanding loan for each plan was renegotiated to achieve a new payment and share allocation schedule. In order to secure the consent of the plans’ independent fiduciaries to this action, the Association committed to make certain additional cash contributions to the ESOP.

In light of the fact that management initially projected that all available unallocated shares in the ESOP would be utilized during 2013, the board of directors of the Association determined, in November 2013, to freeze contributions to the ESOP as of December 31, 2013. As a result, all ESOP participants in active service with the Association as of December 31, 2013 became one hundred percent (100%) vested in their ESOP accounts. The ESOP loans were paid in full on December 20, 2013. As a result, there were no unallocated shares under the ESOP as of December 31, 2013. The value, therefore, of unallocated shares under the ESOP as of December 31, 2013 was $0.00. The ESOP was merged with and into the Incentive Savings Plan, effective April 1, 2014.

See the Summary Compensation Table commencing on page 41 and Security Ownership of Management commencing on page 22 for further information regarding the ownership of AFC Common Stock by the Named Executives.

The Post-retirement Medical Plan provides executive and other senior officers and their spouses, if any, with medical and dental insurance coverage following such officers’ retirement from the Association at age 55 or older with at least 10 years of service. Based upon the officer’s age at retirement, the Association pays between fifty percent (50%) and one hundred percent (100%) of the premiums for such coverage. AFC views this plan as another vehicle to encourage the retention of its senior officers.

Perquisites

The executive officers are provided with certain perquisites detailed below. These perquisites are modest in cost and scope. See the section entitled Transactions with Certain Related Persons commencing on page 19 for a discussion of the Association’s Employee & Director Mortgage Loan Policy.

Other Banking Services

The Association provides to its employees, officers and directors routine retail banking services, including primarily checking, savings and certificate of deposit accounts. The Association from time to time waives, for such individuals, certain de minimis fees associated with such accounts. As these amounts are waived on a non-discriminatory basis to the Association’s employees generally, under SEC regulations, they are not included in the Compensation Tables for the directors or the Named Executives and are not considered to be related-party transactions.

Company-Provided Automobiles

All executive officers are provided with a company owned or leased automobile for their business and personal use. The Association pays the maintenance, insurance and licensing-related costs of the automobile, but not fuel costs. The value of this benefit, net of direct business usage, for which other employees are reimbursed, is included in the Summary Compensation Table commencing on page 41 under the All Other Compensation column.

Use of Corporate Aircraft and Other Travel-Related Expenses

During 2013, AFC maintained a fractional ownership interest in a corporate aircraft for use by its executives for business purposes only. Personal use of the aircraft is not permitted. The use of this aircraft by the executives is viewed by AFC as integrally and directly related to their job performance. As a result, this use is not viewed as a perquisite as defined by SEC regulations.

AFC has a policy when Named Executives travel on business to allow the executives to be accompanied by their spouses. This benefit is utilized sparingly by the executives and is considered a perquisite. The estimated incremental cost of the spouse’s attendance is included in the Summary Compensation Table commencing on page 41 under the All Other Compensation column where such amount can be determined. In all cases, such benefit is immaterial to the compensation of the Named Executives. If a Named Executive is traveling on business utilizing the corporate aircraft and there is otherwise room available on the aircraft for the executive’s spouse to accompany the executive, the spouse may do so. As there is no incremental cost to AFC for the spouse accompanying the executive on such flight, no amount has been included in the Summary Compensation Table with respect to such usage. To the extent a commercial flight was utilized and AFC bore the cost of the spouse’s air travel, the cost of such air travel is included in the Summary Compensation Table commencing on page 41 under the All Other Compensation column.

Other Benefits

All senior officers, including the Named Executives, are offered the opportunity to have an annual physical examination at the Association’s expense. In the alternative, senior officers may consult their own physicians and submit the cost of such physical through the officer’s medical insurance coverage which is available to all full time employees. The Association will reimburse senior officers who consult their own physician the amount in excess of any medical insurance reimbursement less the amount the employee may receive pursuant to the employee’s medical flexible spending account, if any.

Cash versus Non-cash and Current versus Future Compensation

The Compensation Committee does not maintain a stated policy which dictates cash versus non-cash compensation or current versus future compensation. However, the allocation of cash and non-cash compensation for each of the Named Executives is reviewed by the Compensation Committee annually and reflects its best efforts to balance the short and long-term objectives of AFC.

Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)(3)	Bonus ($)(4)	Stock Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	Total ($)
Monte N. Redman President and Chief Executive Officer	2013	930,000	0	1,225,434	558,000	0	97,260	2,810,694
	2012	900,000	0	0	0	1,311,957	121,220	2,333,177
	2011	862,789	0	2,261,736	0	1,097,934	271,739	4,494,198
Frank E. Fusco Senior Executive Vice President and Chief Financial Officer	2013	515,000	0	578,370	251,063	0	83,580	1,428,013
	2012	500,000	0	0	0	395,574	86,967	982,541
	2011	465,000	0	716,130	0	317,889	170,348	1,669,367
Gerard C. Keegan Vice Chairman, Senior Executive Vice President and Chief Operating Officer	2013	600,000	0	673,358	292,500	0	84,844	1,650,702
	2012	575,000	0	0	0	276,903	88,778	940,681
	2011	544,000	0	837,882	0	349,568	189,765	1,921,215
Alan P. Eggleston Senior Executive Vice President, Secretary and Chief Risk Officer	2013	515,000	251,063	578,370	0	0	81,993	1,426,426
	2012	500,000	0	0	0	295,353	90,630	885,983
	2011	500,000	0	770,099	0	304,336	183,185	1,757,620
Stephen J. Sipola Executive Vice President and Managing Director of Business Banking Group(2)	2013	400,000	150,000	332,507	0	0	53,808	936,315

(1)	All titles were held throughout 2013 except Mr. Eggleston who relinquished the Secretary title and function on December 18, 2013.
(2)	Mr. Sipola was not a Named Executive for 2011 or 2012.
(3)	Each of the Named Executives elected to contribute a portion of his salary into the Incentive Savings Plan. While the Association is authorized to make matching contributions under the terms of the Incentive Savings Plan, it did not do so in 2011 or 2012, but commenced making such contributions in January, 2013. Each of the Named Executives also elected to contribute a portion of his salary into a medical flexible spending account. Participation in these plans is not discriminatory in favor of the Named Executives. Such contributions are included in the figures reported as salary.
(4)	This column represents the guaranteed bonus paid to Mr. Sipola for 2013 pursuant to the terms of his employment contracts with AFC and the Association and the incentive award paid to Mr. Eggleston which was based upon his personal performance and set at the discretion of the Compensation Committee. For additional information regarding the bonus and potential incentive awards payable to Mr. Sipola pursuant to the terms of his employment contracts with AFC and the Association and the incentive award paid to Mr. Eggleston see Short-Term Non-Equity Incentive Plan Compensation beginning on page 34.
(5)	This column represents the aggregate grant date fair value of RSA and RSU awards made to the Named Executives in 2011, 2012 and 2013 pursuant to the 2005 Stock Incentive Plan, as amended, which was previously approved by the shareholders of AFC. The fair value of the RSAs is calculated using the closing price of AFC Common Stock as quoted on the NYSE on the date of the award. The fair value of the RSUs is calculated using the closing price of AFC Common Stock as quoted on the NYSE on the date of the award, reduced by the present value of the expected dividend stream during the vesting period of such awards using a risk-free interest rate. For additional information, see Note 15 of the Notes to the Consolidated Financial Statements. For additional information regarding RSAs and RSUs held by the Named Executives, see the 2013 Outstanding Equity Awards At Fiscal Year-End Table on page 46.

(6)	This column represents the incentive bonus award payments made to the Named Executive for 2011, 2012 and 2013 pursuant to the Executive Incentive Plan, which plan was previously approved by the shareholders of AFC. For additional information on these incentive awards and the Executive Incentive Plan, see Short-Term Non-Equity Incentive Plan Compensation beginning on page 34, and the 2013 Grants of Plan-Based Awards Table on page 44.
(7)	This column represents the sum of the actuarial change in pension value in 2011, 2012 and 2013 for Mr. Redman, Mr. Fusco, Mr. Keegan, and Mr. Eggleston and in 2013 for Mr. Sipola according to their respective participation in the DB Plans. For information regarding the assumptions used in determining the present value of such benefits, as well as additional information regarding the Named Executives’ participation in such plans, see Additional DB Plan Information commencing on page 47 and the 2013 Pension Benefits Table on page 49. Pursuant to SEC regulations, Messrs. Redman, Fusco, Keegan and Eggleston’s change in pension value for 2013 is disclosed as $0.00 because the changes in the actuarial value of their benefits from December 31, 2012 to December 31, 2013 were negative $365,912, $212,405, $334,853 and $129,011, respectively.
(8)	This column represents compensation amounts reportable with respect to the Named Executives for 2011, 2012 and 2013 pursuant to SEC regulations and not properly reportable in any other column of the Summary Compensation Table. AFC has not paid any tax gross-up amounts with respect to any compensation or benefits reflected in the Summary Compensation Table or otherwise. AFC does not allow Named Executives or other officers and employees to acquire AFC Common Stock at a discount. While the Association provides group life insurance coverage with respect to the Named Executives, such benefit is provided on a non-discriminatory basis to all full time employees of the Association and, therefore, has been excluded pursuant to SEC regulations, as have other group medical and health coverages. The following table sets forth additional detail regarding All Other Compensation amounts for the year ended December 31, 2013:

All Other Compensation Table

Name	Year	Dividends Received on Restricted Stock Awards ($)(a)	AFC Common Stock Allocated Pursuant to the ESOP ($)(b)	Cash Allocated Pursuant to the ESOP ($)(c)	Perquisites and Other Personal Benefits ($)(d)	Employer Contributions To Incentive Savings Plan ($)(e)	Total ($)
Monte N. Redman	2013	32,939	38,036	535	19,264	6,486	97,260
Frank E. Fusco	2013	16,126	38,036	535	22,397	6,486	83,580
Gerard C. Keegan	2013	18,950	38,036	535	20,837	6,486	84,844
Alan P. Eggleston	2013	16,670	38,036	535	20,266	6,486	81,993
Stephen J. Sipola	2013	2,808	38,036	535	5,943	6,486	53,808

(a)	This column represents dividends paid during 2013 to each of the Named Executives by AFC with respect to the AFC Common Stock previously awarded to the Named Executives as unvested restricted stock awards pursuant to the 2005 Stock Incentive Plan, as amended. Such dividends are, for federal and state tax purposes, treated as wages and as such are subject to tax withholding. The amount reflected is the gross amount paid before tax withholding.
(b)	This column represents the expense incurred by the Association with respect to AFC Common Stock allocated to the Named Executives as a result of their participation in the ESOP for 2013. The expense is calculated under GAAP based upon the number of shares allocated to the Named Executive times the average daily closing price of AFC Common Stock as quoted on the NYSE for 2013. This amount does not equate to either the cash contribution made by the Association to the ESOP to obtain the release of such shares for allocation, nor the basis on which the Named Executives’ entitlement to such shares is determined. For further information regarding the ESOP, see Retirement Benefits commencing on page 37.
(c)	This column represents an estimate of the cash allocated to the accounts of the Named Executives as a result of their participation in the ESOP for the 2013 plan year in the form of contributions and investment return. Excluded are amounts earned by the Named Executive in the form of dividends or interest on amounts previously allocated to the Named Executives’ accounts within the ESOP. For further information regarding the ESOP, see Retirement Benefits commencing on page 37.

(d)	This column represents perquisites and other personal benefits incurred by AFC and the Association with respect to the Named Executives for the 2013 fiscal year. For each of the Named Executives, such benefits consisted of the value of an automobile provided to each by the Association and utilized for non-business purposes. Automobiles are provided to the Named Executives by the Association, which the Named Executives may use for business purposes, commuting and for personal use. The amount included as a perquisite was determined based upon the total cost incurred by the Association for the automobile including annual depreciation, as well as insurance, registration and inspection fees and maintenance costs, less the cost the Association would have reimbursed the executive for business mileage had the executive used their personal automobile, adjusted positively or negatively for the gain or loss realized on any owned automobile traded in during the year, based upon the estimated salvage value established at the time the automobile was acquired. This amount represents the incremental cost of such automobiles to AFC and does not represent the amount of income attributable to the Named Executive for tax purposes as a result of the non-business use of such automobile. For a description of the policies of AFC with respect to providing automobiles to its executive officers, see Perquisites commencing on page 39. In the case of Mr. Keegan, this column for 2013 also includes the amount reimbursed to him for a health examination, and in the case of Messrs. Fusco and Eggleston, includes the amount paid for their respective health examinations for 2013.
(e)	This column represents the net amount of employer contributions allocated to the Named Executives as a result of their participation in the Incentive Savings Plan. Each Named Executive was allocated a gross employer contribution in the amount of $7,650 as a result of their participation in the Incentive Savings Plan. The net amount of contributions was arrived at by deducting from the gross amount allocated to each of the Named Executives, the amount returned to each of the Named Executives due to the results of the non-discrimination testing performed in connection with the Incentive Savings Plan.

Mr. Redman’s salary and incentive award payment for 2013 is approximately 53.0% of his total compensation. Mr. Fusco, Mr. Keegan and Mr. Eggleston’s salaries and incentive award payments for 2013 are each approximately 54.0% of their respective total compensation. Mr. Sipola’s salary and guaranteed bonus for 2013 is approximately 59.0% of his total compensation.

The following table sets forth information regarding bonus awards and equity grants pursuant to the Executive Incentive Plan and the 2005 Stock Incentive Plan, respectively, made to the Named Executives during 2013. Pursuant to the terms of the Executive Incentive Plan, the Compensation Committee annually establishes an annual incentive for the executive officers of AFC. For a discussion of the goals and targets applicable for 2013, see Short-Term Non-Equity Incentive Plan Compensation commencing on page 34. Equity grants are made at the discretion of the Compensation Committee. For a discussion of the 2005 Stock Incentive Plan, see Equity Based Compensation commencing on page 36.

2013 Grants of Plan-Based Awards Table

Name	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Buyouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Numbers of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Monte N. Redman	1/28/2013	186,000	744,000	1,488,000
	1/28/2013				32,400	64,800	64,800		597,456
	1/28/2013							64,740	627,978
Frank E. Fusco	1/28/2013	83,688	334,750	669,500
	1/28/2013				15,300	30,600	30,600		282,132
	1/28/2013							30,540	296,238
Gerard C. Keegan	1/28/2013	97,500	390,000	780,000
	1/28/2013				17,800	35,600	35,600		328,232
	1/28/2013							35,580	345,126
Alan P. Eggleston		—	—	—
	1/28/2013				15,300	30,600	30,600		282,132
	1/28/2013							30,540	296,238
Stephen J. Sipola	1/01/2013	250,000	370,000	500,000
	1/28/2013				8,800	17,600	17,600		162,272
	1/28/2013							17,550	170,235

(1)	All grants of Non-Equity Incentive Plan Awards to the Named Executives were made pursuant to the Executive Incentive Plan, with the exception of Mr. Sipola whose performance based bonus was governed by the terms of his employment contracts with AFC and the Association. For additional information regarding the potential performance based bonus payable to Mr. Sipola pursuant to the terms of his employment contracts with AFC and the Association and the Executive Incentive Plan, see Short-Term Non-Equity Incentive Plan Compensation commencing on page 34. Grants to the Named Executives of equity-based awards during 2013 were made pursuant to the 2005 Stock Incentive Plan. For additional information regarding the 2005 Stock Incentive Plan, see Equity-Based Compensation commencing on page 36.
(2)	The amounts reflected under the Estimated Future Payouts under Non-Equity Incentive Plan Awards columns reflect the incentive bonus program for the Named Executives for fiscal year 2013. The Threshold column reflects the minimum bonus which could be earned by the Named Executive earning any bonus. Performance of AFC below the specified level would result in no bonus. Mr. Eggleston’s compensation under the incentive bonus program for 2013 is based upon personal performance within the target performance ranges, and is set at the discretion of the Compensation Committee. See Summary Compensation Table beginning on page 41 for additional information regarding Mr. Eggleston’s incentive bonus award. The Target column and the Maximum column represent the amounts that would be earned had AFC performed at the one hundred percent (100%) payout and maximum payout percentages as specified under the goals established in connection with the Executive Incentive Plan for 2013. In January 2014, the Compensation Committee of AFC determined that AFC’s performance in 2013 exceeded the threshold requirements, and therefore the Compensation Committee determined to award incentive payments under the Non-Equity Incentive Plan for 2013. See Summary Compensation Table beginning on page 41 for the amount of the incentive payment earned by each of the Named Executives during 2013 and Short Term Non-Equity Incentive Plan Compensation on page 34 for the performance targets for these awards.
(3)	The amounts reflected under the Estimated Future Payouts Under Equity Incentive Plan Awards columns reflect the RSU awards granted under the 2005 Stock Incentive Plan for the Named Executives granted during fiscal year 2013. The Threshold column reflects the minimum number of RSU’s which will vest in the Named Executive in the event certain performance measurements are attained by AFC for the year ending December 31, 2015. Performance of AFC below the specified level would result in no RSUs vesting. The Target column and the Maximum column represent the number of RSUs that will vest in the event that AFC performs at the 100% payout and the maximum payout percentages as specified under the goals established in connection with the 2005 Stock Incentive Plan for the year ending December 31, 2015. The Maximum payout percentage is 100% for 2013. To receive a Threshold Target or Maximum grant of RSUs for 2013, certain performance goals are required to be achieved for the year ending December 31, 2015. The goals established for a Threshold grant of RSUs are reasonably attainable. The goals established in order to receive a Target grant of RSUs are reasonably attainable, but challenging and the goals established in order to receive a Maximum grant of RSUs are extremely challenging.
(4)	The amount reflected under the Grant Date Fair Value of Stock Awards column, computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions, reflects the sum of the Target level of RSUs and the total number of RSAs. For the RSU component, the amount reflects the grant date fair value of the award, which on a per share basis is equal to the closing price per share of AFC Common Stock as quoted on the NYSE on the date of the grant, reduced by the present value of the expected dividend stream during the vesting period using a risk-free interest rate, resulting in a grant date fair value of $9.22 per unit. For the RSA component, the amount reflects the grant date fair value of the award, which on a per share basis is equal to the closing price per share of AFC Common Stock as quoted on the NYSE on the date of the grant, which was $9.70 per share. The Named Executives paid no consideration for these awards other than for services rendered in performing their duties and responsibilities as executive officers.

The following table provides information on the current holdings of stock options and restricted stock awards, including both RSAs and RSUs, by the Named Executives as of December 31, 2013. This table includes unexercised vested option grants, and unvested RSAs and RSUs. Each equity grant or award outstanding at fiscal year-end is shown separately for each Named Executive. There were no unvested options outstanding as of December 31, 2013. The vesting schedule for each grant or award is shown following this table, based on the option grant, RSA or RSU award date. The market value of the RSAs is based on the closing market price per share of AFC Common Stock as quoted on the NYSE on December 31, 2013, or $13.83. The market value of the RSUs is based on the closing price per share of AFC Common Stock as quoted on the NYSE on December 31, 2013 which was $13.83 and reduced by the present value of the expected dividend stream during the vesting period using a risk-free interest rate which results in a market value of $13.51 per unit. For additional information about the option grants, RSAs and RSUs, see Equity-Based Compensation commencing on page 36.

2013 Outstanding Equity Awards At Fiscal Year-End Table

	Option Awards				Stock Awards
Name	Option Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	RSA/RSU Award Date(2)(3)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Monte N. Redman	12/15/2004	180,000	26.6267	12/14/2014
					02/01/2010	23,938	331,063
					01/31/2011	39,376	544,570
					07/01/2011			65,000	898,950
					01/28/2013	43,160	596,903
					01/28/2013			64,800	875,448
Frank E. Fusco	12/15/2004	60,900	26.6267	12/14/2014
					02/01/2010	11,550	159,737
					01/31/2011	20,116	278,204
					01/28/2013	20,360	281,579
					01/28/2013			30,600	413,406
Gerard C. Keegan	12/15/2004	144,000	26.6267	12/14/2014
					02/01/2010	13,824	191,186
					01/31/2011	23,536	325,503
					01/28/2013	23,720	328,048
					01/28/2013			35,600	480,956
Alan P. Eggleston	12/15/2004	120,000	26.6267	12/14/2014
					02/01/2010	12,420	171,769
					01/31/2011	21,632	299,171
					01/28/2013	20,360	281,579
					01/28/2013			30,600	413,406
Stephen J. Sipola					01/28/2013	11,700	161,811
					01/28/2013			17,600	237,776

(1)	The following table details the vesting date for all outstanding stock options held by the Named Executives as of December 31, 2013, based upon the grant date of such option:

Option Grant Vesting Schedule

Grant Date	Vesting Date
12/15/2004	12/22/2005
(2)	The following table details the vesting date for all outstanding RSAs held by the Named Executives as of December 31, 2013, based upon the award date of such restricted stock:

RSA Vesting Schedule

Award Date	Vesting Date(a)
2/1/2010	12/14/2010
1/31/2011	12/14/2011
7/1/2011	6/30/2016
1/28/2013	12/16/2013

(a)	Shares awarded to the Named Executives vest (i) 20% per year of the awarded shares commencing on the vesting date set forth above and on the anniversary thereafter as to those shares awarded on February 1, 2010 and January 31, 2011, respectively, and (ii) 33.33% per year of the awarded shares commencing on the vesting date set forth above and on the anniversary as to those shares awarded on January 28, 2013. In addition to the dates indicated, all restricted stock awards, except the restricted stock granted to Mr. Redman on July 1, 2011, would vest early upon death or disability.

The restricted stock award to Mr. Redman on July 1, 2011 vests on June 30, 2016, subject to continued service and satisfaction of performance goals through June 30, 2016. The performance goals include meeting or exceeding a 12% compound annual growth in tangible book value of Shareholders’ Equity per common share, adjusted for cash common dividends, by the conclusion of the five year period. In the event of Mr. Redman’s death, disability or termination with a right to severance under his employment agreement prior to vesting, such shares will remain outstanding subject to satisfaction of the performance and vesting conditions. All restricted stock awards indicated would also vest in the event of a change of control of either AFC or the Association.
(3)	The following table details the vesting date for all outstanding RSUs held by the Named Executives as of December 31, 2013, based upon the award date of such RSU:

RSU Vesting Schedule

Award Date	Vesting Date(a)
1/28/2013	2/1/2016

(a)	All RSUs awarded to the Named Executives vest 100% on the date indicated provided the performance goals that are set for the measurement period are attained. In the event of a recipient’s death, disability or retirement on or after December 31, 2015, service conditions for these RSUs shall be considered met, subject to satisfaction of performance conditions. All performance conditions would be considered achieved at the target level in the event a change of control of either AFC or the Association occurs during the performance period, and any service conditions will be deemed met on service through the date of the change of control. Absent a change of control, if a recipient’s employment terminates prior to December 31, 2015, all RSUs will be forfeited.

The following table provides information, for the Named Executives, regarding the number of shares acquired upon vesting during 2013, and the value realized before their payment of any applicable withholding tax and broker commissions.

2013 Stock Vested

	Stock Awards
Name	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)(1)
Monte N. Redman	155,296	1,904,949
Frank E. Fusco	71,160	885,780
Gerard C. Keegan	90,056	1,103,541
Alan P. Eggleston	76,178	938,536
Stephen J. Sipola	5,850	80,204

(1)	Value realized is calculated by multiplying the number of shares of AFC Common Stock which vested by the closing price per share of AFC Common Stock as quoted on the NYSE on the date of vesting.

Additional DB Plan Information

The following table sets forth information on the pension benefits for the Named Executives under each of the following pension plans:

Employees Pension Plan.  The Employees Pension Plan is a funded and tax qualified retirement program that covers approximately 4,107 eligible employees and retirees of the Association and its predecessors as of December 31, 2013. As applicable to the Named Executives, the plan provided benefits based on a formula that takes into account a portion of the executive’s earnings for each fiscal year, subject to applicable IRS limitations. Since 1992, the formula provides for a normal benefit accrual for each year of service (up to a maximum of 30 years) equal to 1.00% of the executive’s average base salary over the 5 years immediately preceding retirement up to “covered compensation” and 1.6% of such average base salary in excess of “covered compensation.” “Covered compensation” varies based upon a participant’s normal retirement date based upon changes in the average of the Social Security taxable wage bases. Effective

April 30, 2012 a participant’s normal annual benefit will be the greater of his or her benefit under the formula above, or his or her benefit under such formula using his or her annual rate of base salary as of April 30, 2012 in lieu of the average base salary. Effective April 30, 2012, the plan was frozen such that no additional service credit is provided for service beyond April 30, 2012. See Pension Benefits Table beginning on page 49 for the accrued benefit of each of the Named Executives under the Employees Pension Plan as of December 31, 2013.

The accumulated benefit an employee earns over his or her career with the company is payable starting after retirement on a monthly basis for life with a guaranteed minimum term of 10 years. The normal retirement age as defined in the Employees Pension Plan is 65. Employees may receive a reduced benefit under the Employees Pension Plan upon early retirement at or after age 55 with at least 10 years of service. Of the Named Executives, only Mr. Redman and Mr. Eggleston are currently eligible for early retirement. The benefit reduction is based upon a table of simplified option factors used to convert the benefit at normal retirement age to the reduced amount. On average, the reduction equates to approximately an 8.2% discount per year for each year retirement is accelerated prior to normal retirement age. Similarly, retirees with at least 10 years of service may receive an enhanced benefit if they defer the receipt of their benefit beyond their 65th birthday. For those individuals retiring after April 30, 2012, the enhanced benefit will be limited to those increases required by law. In addition, the Employees Pension Plan provides for spousal joint and survivor annuity options.

Benefits under the Employees Pension Plan are subject to the limitations on annual benefits imposed under Section 415 of the Code. The Section 415 limit for 2013 is $205,000 per year for a single life annuity payable at an IRS-prescribed retirement age. This ceiling may be actuarially adjusted in accordance with IRS rules for items such as employee contributions, other forms of distribution and different annuity starting dates.

Effective April 30, 2012 the Employees Pension Plan has been frozen such that no new participants can be added, and existing participants will receive no further benefit service credit, compensation credit, or other accrued benefit increases except for additional service credits which may affect a participant’s vesting or early retirement eligibility, or as otherwise required by law to maintain the tax-qualified status of such plan.

Supplemental Plan.  In 1991, the Association adopted the Supplemental Plan, a non-qualified plan for tax purposes. The Supplemental Plan, at the time of its adoption, applied to a specified group of 30 officers of the Association. Two participants remain in the employ of the Association. Mr. Redman is the only Named Executive that is a participant in the plan. The Supplemental Plan was adopted to preserve for the participating employees the benefit formula that had been in effect pursuant to the Employees Pension Plan prior to the adoption of the Supplemental Plan at which time the Employees Pension Plan formula was amended and reduced. The Supplemental Plan is unfunded and is not qualified for tax purposes.

The benefit payable under the Supplemental Plan is calculated and compared to the benefit payable under the Employees Pension Plan and Excess Plan. The participant receives, under the Supplemental Plan, the shortfall, if any, in the Employees Pension Plan and Excess Plan benefit. The Supplemental Plan formula provides for an annual benefit equal to 60% of the participant’s average base salary over the 5 years immediately preceding retirement less 67% of the participant’s primary Social Security benefit times a number equal to years of service divided by 30 (but not greater than 1).

Pursuant to the Supplemental Plan, normal retirement age is defined as age 65. Employees may receive a reduced benefit under the Supplemental Plan upon early retirement at or after age 55 with at least 10 years of service. In addition, participants with at least 10 years of service may receive an enhanced benefit if they defer receipt of their benefit beyond their 65th birthday. For those individuals retiring after April 30, 2012, the enhanced benefit will be limited to those increases required by law under the Employees Pension Plan. These retirees are entitled to the greater of their normal retirement benefit as of their normal retirement age, increased to reflect the delay of payment, and the normal retirement benefit as of the date of their retirement. On average, the increase prior to April 30, 2012 equates to approximately a 10.5% enhancement per year that retirement is deferred beyond normal retirement age. Prior to January 1, 2009, Mr. Redman elected to receive his Supplemental Plan benefit, if any, in a lump sum at retirement, calculated to be actuarially equivalent to the benefit he would have received had he received a benefit in the same form as under the Employees Pension Plan.

Effective April 30, 2012, the Supplemental Plan has been frozen such that participants will receive no further benefit service credit, compensation credit or other accrued benefit increase.

Excess Plan.  The Excess Plan, which was adopted in 1983, is not qualified for tax purposes. Participants in this plan include those participants in the Employees Pension Plan whose compensation exceeds the limitations established under the Code. Benefits payable under the Excess Plan are equal to the excess of (1) the amount that would be payable in accordance with the terms of the Employees Pension Plan disregarding the limitations imposed pursuant to Sections 401(a)(17) and 415 of the Code over (2) the pension benefit actually payable under the Employees Pension Plan taking the Sections 401(a)(17) and 415 limitations into account. All of the Named Executives except Mr. Sipola, who does not participate in the Excess Plan, prior to January 1, 2009, elected to receive their Excess Plan benefit in a lump sum at retirement, calculated to be actuarially equivalent to the benefit they would have received had they received a benefit in the same form as under the Employees Pension Plan.

Effective April 30, 2012 the Excess Plan has been frozen such that no new participants can be added, and existing participants will receive no further service credit, compensation credit or other accrued benefit, except for additional service credits which may affect a participant’s vesting or early retirement eligibility.

The amounts reported in the Pension Benefits Table below equal the present value of the accumulated benefit at December 31, 2013 for the Named Executives under each of the DB Plans. The accumulated benefit calculation is based upon certain assumptions which are discussed in Note 14 of the Notes to the Consolidated Financial Statements. The calculation assumes service and base salary earned through April 30, 2012, when the plans were frozen. The present value assumes the executive will begin to receive retirement benefits at age 65 (or immediately, if the executive is already over 65 years of age). Age 65 is the earliest age executives can receive benefits without a reduction in benefits. The interest rate assumption used to calculate the present value varies by plan, based upon the age of the participants and the resulting projected benefit payouts of the plan in the aggregate. For the Employees Pension Plan, the interest rate assumption is 4.66%, while for both the Excess Plan and the Supplemental Plan the interest rate assumption is 4.39%. The post-retirement mortality assumption is based upon the IRS 2013 static mortality table.

2013 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service(2)	Present Value of Accumulated Benefit ($)
Monte N. Redman	Employees Pension Plan	34 years 11 months	1,233,225
	Excess Plan	34 years 11 months	3,812,448
	Supplemental Plan	34 years 11 months	661,374
Frank E. Fusco	Employees Pension Plan	22 years 6 months	503,048
	Excess Plan	22 years 6 months	658,865
Gerard C. Keegan	Employees Pension Plan	41 years 1 month	1,295,081
	Excess Plan	41 years 1 month	1,954,895
Alan P. Eggleston	Employees Pension Plan	18 years 5 months	655,498
	Excess Plan	18 years 5 months	798,160
Stephen J. Sipola(1)

(1)	Mr. Sipola does not have a vested benefit in any of the DB Plans.
(2)	The number of years of credited service for benefit accrual purposes is capped at 30 years. Since the DB Plans were frozen as of April 30, 2012, none of the Named Executives received any additional service credit subsequent thereto. For the Supplemental Plan, if a participant takes early retirement, his benefit is reduced by a fraction the numerator of which is his actual years of credited service (without reference to any cap) and the denominator is his projected years of credited service at normal retirement age. Under such Plan, the only augmentation that occurs for service beyond normal retirement age is the result of any potential base salary increases which the executive may receive during this period.

As noted above, the Supplemental Plan only provides a benefit if it exceeds the benefit that is payable pursuant to the terms of the Employees Pension Plan and the Excess Plan.

Other Potential Post-Employment Payments

As noted in the CD&A, AFC and the Association have entered into employment agreements with each of the Named Executives. The employment agreements for Messrs. Redman, Fusco, Keegan and Eggleston provide for a three-year term and the employment agreement with Mr. Sipola provides for a two-year term. The Association’s employment agreements each run from the first day of January. On or about January 1st each year, the Board of Directors of the Association may extend the employment agreements with the Association for an additional year such that the remaining terms shall be three (3) years (two (2) years in the case of Mr. Sipola). The agreements with AFC automatically extend daily so as to maintain their original term, unless written notice of non-renewal is given by the Board or the executive. Extensions of the employment agreements are capped so that the term of each agreement will not extend beyond the 75th birthday of the Named Executive.

The employment agreements provide for minimum salaries and the Named Executives’ participation in retirement plans, group life, medical and disability insurance plans and any other employee benefit programs. The employment agreements also provide that AFC and the Association will maintain, for the benefit of the Named Executives, director and officer liability insurance and will indemnify the Named Executives on prescribed terms for claims and related costs and liabilities arising from the services provided pursuant to the employment agreements for the maximum period allowed by applicable law beyond the termination of such agreements.

The employment agreements provide for termination of each of the Named Executives’ employment at any time by AFC or the Association with or without cause. Each Named Executive would be entitled to severance benefits in the event the Named Executive’s employment terminates (1) as a result of the Named Executive’s resignation for “good reason” due to AFC’s or the Association’s respective (A) failure to re-elect the executive to his current positions; (B) failure by whatever cause to vest in the Named Executive the functions, duties or responsibilities prescribed for the executive in such agreement; (C) material breach of the employment agreements or reduction of the executive’s base salary or other change to the terms and conditions of the executive’s compensation and benefits which either individually or in the aggregate, as to such Named Executive, has a material adverse effect on the aggregate value of the total compensation package provided to such Named Executive (a change that generally applies to similarly situated employees); or (D) relocation of the Named Executive’s principal place of employment outside of Nassau or Queens Counties of New York (or in the case of Mr. Sipola, relocation to a location that increases his one-way commuting distance by more than fifty (50) miles) or (2) for reasons other than (A) for cause; (B) voluntary resignation, except as a result of the actions specified under clause (1) above or following a change of control, as defined in the agreements; (C) death; (D) long term disability; or (E) expiration of the term of the employment agreement.

The Named Executives, except for Mr. Sipola, agree that for a period of one year following termination of their employment, or the remaining contract term, whichever is less, they will not accept employment and will not serve as an officer, employee, consultant, director or trustee to any banking or thrift institution with an office or an application pending to open an office in any city, town or county in which AFC or the Association have an office. Mr. Sipola agrees that for a period of one (1) year following the date of his termination of employment with the Association (or, if less, for the Remaining Unexpired Employment Period), the Executive shall not, without the written consent of the Association become affiliated with or provide services in any capacity (whether or not as an employee or for remuneration) to any commercial bank, savings bank, savings and loan association or credit union, whether federally or state chartered, or any affiliate thereof, that offers a product or service in direct or indirect competition (i) with a product or service which, at the time of termination of employment, is offered by the Association, the Company or any subsidiary of either of them, or the Executive knows or reasonably should know the Association, the Company or any subsidiary of either of them is contemplating offering (the “Association Product”) and, (ii) in a geographic market in which, at the time of termination of employment, the Association, the Company, or any subsidiary of either of them, offers such Association Product or the Executive knows or reasonably should know that the Association, the Company, or any subsidiary of either of them, is contemplating offering such Association Product, referred to herein as “Competitor.” If a Named Executive resigns his employment for “good reason” as discussed in the preceding paragraph or if their employment terminates as a result of disability, and in such instance, following notice, AFC does not offer to retain the Named

Executive in a comparable position. In addition, the Named Executives agree in all cases to keep confidential and not use for their own benefit or the benefit of anyone else other than AFC any material non-public documents or information obtained while employed by AFC, unless required by law, until such time as the document or material is either no longer material or is otherwise publicly available through no fault of the executive. They agree, for a period of one year following their termination, not to solicit for employment, or to provide any advice or recommendations to a third party, regarding any officer or employee of AFC or the Association with respect to any bank, thrift or other financial institution in the business of accepting deposits or making loans in areas where AFC or the Association is located (or in the case of Mr. Sipola, with respect to any Competitor). They also agree, for a period of one year following their termination, not to solicit or otherwise seek to encourage any customer of AFC or the Association to terminate their relationship with AFC or the Association.

In situations where a Named Executive would have been entitled to severance benefits, the severance benefits to which the Named Executive would have been entitled include:

i)	continued life, medical and disability insurance benefits for the remainder of the contract term (three (3) years for Messrs. Redman, Keegan, Fusco and Eggleston, and two years (2) years for Mr. Sipola) at no cost to the executive (or in the case of Mr. Sipola, at the cost imposed on similarly situated active employees) (During their employment, the executives contribute to their medical coverage on the same basis as all salaried employees of the Association based upon the coverage selected);
ii)	a lump sum payment equal to the base salary the executive would have earned during the remainder of the contract term (or in the case of Mr. Sipola, continued payment of his base salary for the remainder of the contract term);
iii)	a lump sum payment equal to potential incentive compensation the executive could have earned during the remainder of the contract term (three (3) times the maximum incentive bonus available pursuant to the Executive Incentive Plan for Messrs. Redman, Keegan, Fusco and Eggleston, and two (2) times the target bonus (based on 100% of goal achievement) for the year of termination for Mr. Sipola) — See the 2013 Grants of Plan-Based Awards Table on page 44 and the CD&A — Short-Term Non-Equity Incentive Plan Compensation commencing on page 34 for a discussion of the manner in which incentive awards under the Executive Incentive Plan are calculated);
iv)	Named Executives, other than Mr. Sipola, would be entitled to a lump sum equal to the employer contributions the executive would have received under defined contribution plans of AFC and the Association during the remainder of the contract term; as discussed above under the CD&A — Retirement Benefits commencing on page 37, the loans under the ESOP were repaid and the ESOP was frozen as of December 31, 2013 and merged with and into the Incentive Savings Plan, effective April 1, 2014, and thus the ESOP component of the severance payment has been eliminated for future terminations; also as discussed above under the CD&A — Retirement Benefits, effective January 1, 2013, the Association instituted a matching program under its Incentive Savings Plan; under this program, the Association matches 50% of each participant’s contributions to that plan up to 3% of annual compensation recognizable under that plan (up to $260,000 for 2014); as of January 1, 2014, that matching program will be used as the basis for future severance benefits under this aspect of the employment agreements;
v)	Named Executives, other than Mr. Sipola, would be entitled to accelerated vesting of all outstanding option grants and non-performance based restricted stock awards;
vi)	Service conditions for performance based restricted stock awards would be deemed satisfied (subject to attainment of performance goals);
vii)	director and officer liability insurance coverage and AFC’s agreement to indemnify the Named Executives to the fullest extent authorized by Delaware law for the maximum period allowed by applicable law following termination of the contract; and
viii)	at the election of either AFC or the Association, a cash settlement of all outstanding options and restricted stock awards.

In the event of termination of employment due to disability, the Named Executives are entitled to the following enhanced termination-related benefits:

i)	The Named Executive’s base salary is paid for up to one (1) full year following the Named Executive becoming disabled;
ii)	The Named Executive, pursuant to the terms of the Executive Incentive Plan, is entitled to receive a prorated bonus, based upon AFC’s attainment of the established performance goals for the plan year; and
iii)	The stock option grants and restricted stock awards provided to the Named Executives all provide for accelerated vesting in the event of disability, and restricted stock unit awards provide for accelerated vesting in the event of termination for disability after the end of the performance period.

In the event of termination of employment due to death, the Named Executives are entitled to the following enhanced termination-related benefits:

i)	The estate of any Named Executive who participates in the Executive Incentive Plan in the year of termination, is entitled to receive a prorated bonus pursuant to the terms of that plan, based upon AFC’s attainment of the established performance goals for the plan year; and
ii)	The stock option grants and restricted stock awards provided to the Named Executives all provide for accelerated vesting in the event of death, and restricted stock unit awards provide for accelerated vesting in the event of termination for death after the end of the performance period.

In the event of a change in control of either AFC or the Association, all of the Named Executives’ outstanding restricted stock awards and restricted stock unit awards would vest. In this case, where the size of the awards varies based on attainment of performance goals, the goals will be deemed to have been met at the target level.

As of December 31, 2013, the amounts of the Named Executives’ termination-related benefits, excluding those termination-related benefits that are not discriminatory in favor of the Named Executives, such as group life insurance or disability insurance payments, are estimated to be as follows:

Name	Nature of Payment	Disability Payment ($)(1)	Payments upon Death ($)(2)	Severance Payment ($)(3)
Monte N. Redman	Salary	789,633		2,790,000
	Bonus	371,072	558,000	2,232,000
	Value of Enhanced Pension(4)			0
	Value of ESOP and ISP Benefit			138,663
	Welfare Benefit Payment			14,892
	Acceleration of Restricted Stock(5)	2,371,485	2,371,485	3,267,669
Frank E. Fusco	Salary	375,173		1,545,000
	Bonus	166,958	251,063	1,004,250
	Value of Enhanced Pension(4)			0
	Value of ESOP and ISP Benefit			138,663
	Welfare Benefit Payment			89,211
	Acceleration of Restricted Stock(5)	719,520	719,520	1,142,718
Gerard C. Keegan	Salary	460,062		1,800,000
	Bonus	194,514	292,500	1,170,000
	Value of Enhanced Pension(4)			0
	Value of ESOP and ISP Benefit			138,663
	Welfare Benefit Payment			7,994
	Acceleration of Restricted Stock(5)	844,736	844,736	1,337,084
Alan P. Eggleston	Salary	375,173		1,545,000
	Bonus	166,958	251,063	1,004,250
	Value of Enhanced Pension(4)			0
	Value of ESOP and ISP Benefit			138,663
	Welfare Benefit Payment			22,703
	Acceleration of Restricted Stock(5)	752,518	752,518	1,175,716
Stephen J. Sipola	Salary	260,323		769,651
	Bonus		150,000	1,300,000
	Welfare Benefit Payment			28,361
	Acceleration of Restricted Stock(5)	161,811	161,811	405,219

(1)	Assumes the Named Executive became disabled on December 31, 2013 and is terminated from employment on June 30, 2014. A disabled Named Executive would initially be entitled to receive up to 26 weeks of New York State statutory disability benefits, followed by long-term disability benefits under the Association’s welfare benefit program available to all salaried employees. AFC’s contracts with the Named Executives provide that AFC may, under applicable circumstances, terminate the Named Executive’s employment for disability and continue to pay the Named Executive’s salary for an additional six (6) months. One of these circumstances arises if the disability prevents the Named Executive from performing assigned duties on a substantially full-time basis for a period of 180 days. The number reflected in the Disability Payment column under the Salary heading is the present value of the net salary payable to the Named Executive for six (6) months of employment and another six (6) months of disability severance, after taking into consideration the New York State statutory disability benefits and long-term disability benefits to which the Named Executive is entitled during those periods. The number reflected under the Bonus heading is the present value of any applicable incentive award under the Executive Incentive Plan for the year 2014, paid at the beginning of 2015, and prorated for employment through the first half of the year, assuming that target goals for 2014 bonuses are attained.

(2)	Assumes the Named Executive died on December 31, 2013. Upon termination of employment for death, a Named Executive’s estate is entitled to a bonus for the year of death, pro-rated for the period of employment during that year, and subject to the attainment of the performance goals for that year. The Number reflected under the Bonus heading of the Payments upon Death column is the actual bonus paid to the Named Executive under the Executive Incentive Plan for 2013 since the prorated bonus would cover the entire twelve (12) month period. For Mr. Eggleston and Mr. Sipola, who did not participate in the Executive Incentive Plan in 2013, their actual bonuses earned in 2013 are included, as earned but unpaid benefits that would have been paid as of or after termination of employment.
(3)	Severance payments are calculated assuming the Named Executive’s employment was terminated as of December 31, 2013. All Named Executives, with the exception of Mr. Fusco, who does not yet meet the age requirement for vesting and Mr. Sipola who does not yet meet the service requirement for vesting, would upon termination be eligible to receive health related welfare benefits pursuant to the Post-retirement Medical Plan discussed below.
(4)	The figure provided for the Value of Enhanced Pension represents an estimate of the present value of the additional benefits that the Named Executive would accrue under the Association’s Employee Pension Plan, Supplemental plan and Excess Plan if he had continued working for the remainder of his employment period. The Association has frozen benefits under those plans effective April 30, 2012.
(5)	The estimated values of Acceleration of Restricted Stock are based on the fair market value of AFC Common Stock covered by any restricted stock or restricted stock unit awards for which vesting would be accelerated upon the applicable event. The estimated values of Acceleration of Restricted Stock for Severance Payments include the value of performance-based restricted stock awards that would remain subject to satisfaction of performance conditions but not future service, and the value of performance-based restricted stock unit awards that would vest at target levels on a change in control. The fair market value is the closing price of AFC Common Stock on December 31, 2013, or $13.83.

In the event of a change of control, for any taxable year in which a Named Executive, other than Mr. Sipola, would be liable for the payment of excise taxes under Section 4999 of the Code with respect to any compensation paid by AFC or any of its affiliated companies, AFC will pay to or on behalf of the executive, an amount, in addition to the severance payments noted above, sufficient to maintain the after-tax severance benefit as though the excise tax specified in Section 4999 of the Code did not apply. As of December 31, 2013, based upon the assumptions indicated, these sums with respect to the Named Executives are estimated to be as follows:

Name	Excise Tax Gross-up ($)(1)
Monte N. Redman	3,212,312
Frank E. Fusco	1,540,222
Gerard C. Keegan	1,422,791
Alan P. Eggleston	1,342,217
Stephen J. Sipola	N/A

(1)	The excise tax-gross up calculation is based on the assumption that a change of control for tax purposes, and the Named Executive’s termination, occurred as of December 31,2013 and that the consideration provided to shareholders of AFC Common Stock was equal to the closing price of AFC Common Stock as quoted on the NYSE, on December 31, 2013, or $13.83.

If Mr. Sipola would be liable for the payment of excise taxes under Section 4999 of the Code with respect to any compensation or benefits to be paid or provided by AFC or any of its affiliated companies in connection with a change of control, his compensation or benefits would be reduced by the minimum amount necessary so that Mr. Sipola would not be liable for those taxes. Assuming a change of control and termination of employment occurred as of December 31, 2013, and that the consideration provided to shareholders of AFC Common Stock was equal to the closing price of AFC Common Stock as quoted on the NYSE on December 31, 2013, or $13.83, the amount of this reduction for Mr. Sipola would be $785,176.

The Association also maintains the Post-retirement Medical Plan for its officers with a rank of Vice President and higher. The Post-retirement Medical Plan provides that in the event a participant retires at age 55 or older with a minimum of 10 years of service, the officer will be provided with medical benefits for the remainder of the officer’s life and that of his or her spouse. The Association pays between 50% and 100% of the premiums for such coverage. The following table shows for each of the Named Executives the present value of the accumulated benefits with respect to the Post-retirement Medical Plan, as of December 31, 2013.

Name	Post-retirement Medical Plan Benefit ($)(1)
Monte N. Redman	187,390
Frank E. Fusco	130,323
Gerard C. Keegan	164,311
Alan P. Eggleston	162,375
Stephen J. Sipola	48,321

(1)	This column represents the present value of the accumulated benefit as of December 31, 2013, for the Named Executives under the Post-retirement Medical Plan based upon the assumptions as described in Note 14 of the Notes to the Consolidated Financial Statements.
(2)	Mr. Fusco currently does not meet the age requirement, and Mr. Sipola does not meet the service requirement, to receive a benefit pursuant to the terms of the Post-retirement Medical Plan.

Annually, the Compensation Committee receives from management a review of the costs associated with the executive officers’ employment contracts.

Equity Plan Compensation Information

The following table provides information as of December 31, 2013 with respect to compensation plans, including individual compensation arrangements, under which equity securities of Astoria Financial Corporation are authorized for issuance.

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(2)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,511,750	$26.68	1,400,306
Equity compensation plans not approved by security holders	—	—	—
Total	1,511,750	$26.68	1,400,306

(1)	Excluded is any employee benefit plan that is intended to meet the qualification requirements of Section 401(a) of the Code, such as the ESOP and the Incentive Savings Plan. Also excluded are 730,984 shares of AFC Common Stock which represent unvested restricted stock awards made pursuant to the 2005 Stock Incentive Plan, and 50,660 shares of our common stock which represent unvested restricted stock awards made pursuant to the 2007 Director Stock Plan, since such shares, while unvested, were issued and outstanding as of December 31, 2013. The only equity security issuable under the equity compensation plans referenced in the table is our common stock. The only equity compensation plans are stock option plans or arrangements which provide for the issuance of our common stock upon the exercise of options, the 2005 Stock Incentive Plan which provides for the grant of equity settled stock appreciation rights and awards of restricted stock or equity settled restricted stock units and the 2007 Director Stock Plan which provides for awards of restricted stock. The securities to be issued upon exercise of outstanding options, warrants and rights would be issued on the exercise of options granted under the 1999 Directors Option Plan and the 2003 Stock Option Plan. Of the number of securities remaining available for future issuance in the above table, 1,300,665 were authorized pursuant to the 2005 Stock Incentive Plan and 99,641 were authorized pursuant to the 2007 Director Stock Plan as of December 31, 2013. Both plans provide for automatic adjustments to outstanding options or grants upon certain changes in capitalization. In the event of any stock split, stock dividend or other event generally affecting the number of shares of our common stock held by each person who is then a record holder of our common stock, the number of shares covered by each outstanding option, grant or award and the number of shares available for grant under the plans shall be adjusted to account for such event.
(2)	Included are options to acquire 1,102,650 shares of AFC Common Stock, with a weighted-average exercise price of $26.68. Also included are 409,100 shares covered by performance-based restricted stock units, which are not included in the weighted-average exercise price in column (b).

PROPOSAL NO. 2 — APPROVAL OF THE 2014 AMENDED AND RESTATED STOCK INCENTIVE PLAN FOR OFFICERS AND EMPLOYEES OF ASTORIA FINANCIAL CORPORATION

AFC is asking shareholders to approve the 2014 Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation (the “2014 Stock Incentive Plan”), as an amendment and restatement of the 2005 Stock Incentive Plan. AFC’s Board approved the 2014 Stock Incentive Plan on March 19, 2014, subject to the shareholder approval solicited by this Proposal No. 2. The purpose of the 2014 Stock Incentive Plan is to promote the growth and profitability of AFC, to provide certain select officers and employees of AFC and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in AFC. The material terms of the 2014 Stock Incentive Plan are described below.

If approved by AFC’s shareholders, the 2014 Stock Incentive Plan would amend and restate the 2005 Stock Incentive Plan effective on the date of shareholder approval. The remaining shares available for issuance under the 2005 Stock Incentive Plan would carry over to the 2014 Stock Incentive Plan.

The 2014 Stock Incentive Plan would provide for the grant of stock options, stock appreciation rights, and restricted stock and restricted stock unit awards to select officers and employees of AFC and its affiliates. The value of these grants and awards will depend on future increases or fluctuations in the trading price of AFC Common Stock. The grants and awards will link the compensation of select officers and employees to the value delivered to shareholders through share price appreciation.

As a NYSE-listed company, we are required to seek the approval of our shareholders before implementing an equity compensation plan. Shareholder approval will also preserve our ability to grant incentive stock options and to deduct the expense of certain awards for federal income tax purposes. If AFC’s shareholders do not approve the 2014 Stock Incentive Plan, AFC will not grant further awards pursuant to the 2005 Stock Incentive Plan beyond the 513,925 shares of AFC Common Stock currently authorized, as of the [Record Date], for issuance pursuant to the 2005 Stock Incentive Plan (increased by the number of shares covered by outstanding grants or awards made under the 2005 Stock Incentive Plan after March 25, 2011 that are forfeited or expire, and shares that are not issued on the exercise of an option or stock appreciation right, such as shares withheld to pay taxes or the exercise price). In such case, AFC may substitute other forms of compensation in order to assure that its compensation program is sufficiently competitive to enable it to attract and retain highly qualified officers and employees.

Shareholder approval of the 2014 Stock Incentive Plan will not affect options or restricted stock or restricted stock unit awards currently outstanding. If AFC’s shareholders approve the amendment to the 2014 Stock Incentive Plan, future grants and awards to officers and employees will be undertaken pursuant the terms set forth in the 2014 Stock Incentive Plan.

Material Provisions of the Plan

Exhibit A to this Proxy Statement contains the text of the 2014 Stock Incentive Plan. Exhibit A is incorporated by reference into the following plan summary, which is qualified in its entirety by this reference.

Maximum Shares Available.  AFC will reserve and keep available at all times such number of shares of AFC Common Stock as may be required to satisfy the needs of the 2014 Stock Incentive Plan. The 2014 Stock Incentive Plan would authorize issuance of 3,250,000 shares of AFC Common Stock in satisfaction of grants or awards made on and after the date of shareholder approval. In addition, the 513,925 remaining shares available for issuance under the 2005 Stock Incentive Plan as of March 19, 2014, reduced by any shares covered by grants or awards under the 2005 Stock Incentive Plan from March 19, 2014 to the date of shareholder approval of the 2014 Stock Incentive Plan will carry over to the 2014 Stock Incentive Plan, and are referred to as the Carryover Shares. The aggregate fair market value of such shares is $51,189,380, based on the closing price of AFC Common Stock as quoted by the NYSE as of the close of business on the Record Date.

Administration of the Plan.  A committee of independent directors administers the 2005 Stock Incentive Plan, and would continue to administer its amendment and restatement in the 2014 Stock Incentive Plan. Its members are the members of the Compensation Committee of the Board. The administrative committee has broad discretionary powers.

Eligibility.  Eligibility is open to all officers and employees of AFC and the Association, a total of 1,646 people as of the Record Date. The administrative committee will select the individuals who receive grants or awards of stock options, stock appreciation rights, restricted stock or restricted stock units. In the past, the administrative committee has issued awards under the 2005 Stock Incentive Plan only to senior officers of AFC and the Association who the administrative committee believes are most able to impact the performance of AFC and the Association. For 2013, this group included 88 people, including the executive officers.

Terms and Conditions of Awards.  The administrative committee may, in its discretion, grant or award any or all of three types of equity-linked awards to eligible individuals: stock options, stock appreciation rights, and restricted stock based awards, which may be in the form of either restricted stock or restricted stock units. The administrative committee will, in its discretion, determine the type of awards to be made and establish other terms and conditions applicable to the award. In establishing the terms and conditions of awards, the administrative committee must observe the following restrictions:

•	It may not grant awards that will result in the issuance of more than 3,250,000 shares of AFC Common Stock in the aggregate, increased by the Carryover Shares.
•	It may not grant or award stock options, stock appreciation rights, or restricted stock based awards to any individual in any calendar year with respect to more than 500,000 shares of AFC Common Stock.
•	It may not grant a stock option or stock appreciation right with an exercise price that is less than the fair market value of a share of AFC Common Stock on the date of grant.
•	It may not grant a stock option or stock appreciation right with a term longer than 10 years.
•	It may not grant a stock appreciation right that is settled in any medium other than shares of AFC Common Stock.

Stock Options.  The administrative committee may grant to officers and employees either incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Code and the 2014 Stock Incentive Plan. Unless otherwise designated by the administrative committee, options granted under the 2014 Stock Incentive Plan will be exercisable for a period of ten years after the date of grant (or five years in the case of an incentive stock option granted to an officer or employee who, at the time of grant, owns shares of AFC Common Stock comprising more than ten percent (10%) of the total combined voting power of all classes of AFC Stock) or for a shorter period ending three months after the option holder’s termination of employment for reasons other than death, disability, retirement, or termination for cause, ending one year after termination of employment due to death, disability or retirement, or ending immediately upon termination for cause. The exercise period may be further extended but not beyond a maximum period of ten years from the date of grant) by up to three years in the event of a change in control and, in the event the option is scheduled to expire while a securities trading suspension is in effect for an option holder until 90 days following the end of the suspension period.

Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash, in shares of AFC Common Stock already owned by the option holder, by withholding shares from the option, or by way of an irrevocable direction to a broker to pay the purchase price and withholding. Vested options may be transferred prior to exercise only to certain family members (subject to the approval of the administrative committee) and on the death of the option holder. If permitted by the administrative committee, options may be exercised before they are vested. In this event, the shares issued upon exercise will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring, if the vesting conditions are not satisfied, that the shares be returned to AFC in exchange for the lesser of the exercise price paid or the fair market value of the shares when returned. Unless otherwise specified by the administrative committee, stock options will not be exercisable prior to vesting and will vest on the earlier of the first January 10th occurring at least 3 years after the date the option was granted or, in the event of termination of employment due to death, disability or retirement, on the date of the termination of employment. Unless otherwise provided by the administrative committee, any options outstanding on a change of control, will become exercisable and vest on the date on or after the change in control on which the recipient’s employment is involuntarily terminated without cause. Vested options that are not exercised prior to their expiration date will be deemed cancelled without consideration on their expiration date.

Restricted Stock.  Restricted stock awards may consist of either shares of restricted stock or restricted stock units. As a general rule, shares of AFC Common Stock that are subject to a restricted stock award are held by the administrative committee for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. If permitted by the administrative committee, restricted stock may be issued and delivered to the award recipient before vesting. In this event, the shares issued will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring, if the vesting conditions are not satisfied, that the shares be returned to AFC in exchange for the lesser of the amount, if any, paid by the award recipient for such shares when the award was made or the fair market value of the shares when returned. The administrative committee may also grant restricted stock units pursuant to which shares of AFC Common Stock are issued and delivered to the award recipient only on vesting. Unless the administrative committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the award recipient shall exercise any tender rights in his or her discretion and the administrative committee shall exercise voting rights and accumulate any dividends or distributions for distribution at the same time and terms as the underlying shares. Likewise, the administrative committee may provide for payment of sums in lieu of dividends in the case of restricted stock units, but such awards will not confer voting rights prior to vesting.

All restricted stock based awards will be subject to a vesting schedule specified by the administrative committee when the award is made. If the administrative committee does not specify a vesting schedule, the award will vest 100% on the third anniversary of the date of grant. Unless otherwise provided by the administrative committee, in the event of termination of employment due to death, disability, or retirement prior to the vesting date, unvested awards will be deemed vested, and all other restricted stock based awards that are unvested at termination of employment will be forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount, if any, paid by the award recipient when the award was made. Unless otherwise provided by the administrative committee, any restricted stock based awards outstanding on a change of control, will vest on the date on or after the change in control on which the recipient’s employment is involuntarily terminated without cause.

Performance-Based Restricted Stock Awards.  At the time of grant, the administrative committee may designate a restricted stock based award as a performance-based award. If it does so, the administrative committee shall establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals which must be attained as a condition of retention of the shares. The performance goals shall be based on one or more of the following:

•	Basic earnings per common share,
•	Diluted earnings per common share,
•	Net income,
•	Net interest income,
•	Non-interest income,
•	Operating income,
•	Fee income,
•	Deposit growth,
•	Loan growth,
•	General and administrative expense,
•	General and administrative expense to average assets ratio,
•	Efficiency ratio,
•	Operating efficiency ratio,
•	Net interest spread,
•	Net interest margin,
•	Non-performing loans,
•	Loan production volume,
•	Cash flow,
•	Net revenue,
•	Gross revenue,

•	Return on average assets,
•	Return on average stockholders’ equity,
•	Return on average tangible stockholders’ equity,
•	Return on average tangible common stockholders’ equity
•	Total shareholder return,
•	Strategic business objectives, consisting of one or more objectives based upon satisfying specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management,
•	Any other performance criteria established by the Committee,
•	Any combination of the above.

Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business unit results and, at the discretion of the administrative committee, may include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute or relative basis, or on a before-tax or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, past performance or the past or current performance of other companies. Attainment of the performance goals will be measured over a performance measurement period specified by the administrative committee when the award is made. Unless otherwise specified by the administrative committee, performance goals will be measured over a three year period. Not less than 75% of any performance measurement period will occur after the performance goals are established.

The administrative committee shall determine in its discretion whether the goals for a performance-based award have been attained. If they have been satisfied, the administrative committee shall certify that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant awards will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed or any vesting-related legend will be removed from any stock certificates previously delivered to the award recipient. If provided by the administrative committee when an award is granted, if the performance goals are achieved prior to the end of the performance measurement period, then the awards may be certified prior to the end of that period and distributed early.

Stock Appreciation Rights.  A stock appreciation right affords the holder the right to receive, upon exercise, a distribution in shares of AFC Common Stock equal in market value to the positive difference between the exercise price assigned to the right and the fair market value of a share of AFC Common Stock on the exercise date.

The administrative committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with, and are exercisable on the same terms and conditions as, a related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related option and the exercise of a related stock option cancels the tandem stock appreciation right. Unless otherwise designated by the administrative committee, stock appreciation rights granted under the 2014 Stock Incentive Plan will be stand-alone stock appreciation rights, will be exercisable for a period of ten years after the date of grant, or for a shorter period ending three months after the option holder’s termination of employment for reasons other than death, disability, retirement, or termination for cause, ending one year after termination of employment due to death, disability or retirement, or ending immediately upon termination for cause. The exercise period may be further extended (but not beyond a maximum period of ten years from the date of grant) by up to three years in the event of a change in control and, in the event the stock appreciation right is scheduled to expire while a securities trading suspension is in effect for a stock appreciation right holder until 90 days following the end of the suspension period.

Unless otherwise specified by the administrative committee, stock appreciation rights will not be exercisable prior to vesting and will vest at the rate of 25% per year beginning on the first anniversary of the date of grant, or, in the event of termination of employment due to death, disability or retirement, on the date of the termination of employment. Unless otherwise provided by the administrative committee, any stock appreciation rights outstanding on a change of control, will become exercisable and vest on the date on or after the change in control on which the recipient’s employment is involuntarily terminated without cause. Vested stock appreciation rights that are not exercised prior to their expiration date will be deemed cancelled without consideration on their expiration date.

Change in Control Provisions.  The administrative committee may grant or award stock options, stock appreciation rights or restricted stock and restricted stock units that may not be exercised until, or are forfeited unless, the recipient satisfies a future condition, such as continued employment for a specified period. Unless otherwise provided by the administrative committee, if there is a change in control of AFC or the Association, and the recipient’s employment is terminated involuntarily without cause, these conditions will be waived. Under a waiver of this kind, all stock options, stock appreciation rights and restricted stock and restricted stock unit awards that are outstanding for the recipient on the date of termination would be immediately vested, and all stock options and stock appreciation rights that are outstanding for the recipient on the date of termination would be immediately exercisable.

Anti-dilution Adjustments.  If AFC declares a stock dividend or stock split, reclassifies its common stock, or enters into a merger or consolidation or other transaction that affects the holders of AFC Common Stock or in other circumstance where the administrative committee determines that an adjustment to the exercise price or number of shares subject to a stock option, stock appreciation right or restricted stock or restricted stock unit award is appropriate to avoid an unintended enlargement or dilution of the economic rights evidenced by the stock option, stock appreciation right or restricted stock or restricted stock unit award, it will make certain automatic adjustments under the 2014 Stock Incentive Plan without asking for recipient approval. It will adjust the number or type of shares authorized for issuance under the 2014 Stock Incentive Plan, the number or type of shares subject to outstanding grants or awards and the maximum number of shares that may be granted or awarded to any single individual, and the exercise price of outstanding options and stock appreciation rights. Any adjustment so made will be designed to neither enlarge nor diminish its authority to grant or award stock options, stock appreciation rights or restricted stock and restricted stock units and the relative rights of the holders of such grants or awards. The administrative committee determines these adjustments.

Prohibition Against Option and Stock Appreciation Right Re-pricing.  It has been the policy of AFC and the committee which administers AFC’s option plans not to reprice options or other equity awards to lower the exercise price other than in the case of the anti-dilution adjustments noted above. The 2014 Stock Incentive Plan specifically provides that the administrative committee shall not have the authority to amend any option or stock appreciation right to reduce its exercise price other than in the case of the anti-dilution adjustments noted above.

Clawback, Stock Ownership and Retention Policies.  Any grant or award under the 2014 Stock Incentive Plan shall be subject to the terms and conditions of any clawback, stock ownership and retention policies adopted by the Board or the administrative committee from time to time, and any related requirements under law.

Amendment and Termination.  The 2005 Stock Incentive Plan is currently in effect for a ten-year period that began on March 25, 2011, the date the Board approved Amendment No. 2 to the 2005 Stock Incentive Plan, which was approved by AFC shareholders on May 18, 2011, provided that no performance-based restricted stock or restricted stock unit awards may be granted after the fifth anniversary of the date of such shareholder approval without further shareholder approval.

If the shareholders approve the 2014 Stock Incentive Plan, it will remain in effect until the tenth anniversary of the date of shareholder approval of the 2014 Stock Incentive Plan, except that no performance-based restricted stock or restricted stock unit awards may be granted after the fifth anniversary of the date of shareholder approval of the 2014 Stock Plan without further shareholder approval. The Board may suspend or terminate the 2014 Stock Incentive Plan before then, it may also amend the 2014 Stock Incentive Plan at any time and in any respect. Any amendment that would (i) change the class of eligible employees, (ii) increase the number of stock options or benefits that may be granted to any person or in total or (iii) otherwise be required to preserve the treatment of options granted as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, must first be approved by AFC’s shareholders.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the 2014 Stock Incentive Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The 2014 Stock Incentive Plan is not a qualified plan under Section 401(a) of the Code.

Stock Options.  Incentive stock options will not create federal income tax consequences when they are granted or exercised. However, the amount by which the fair market value of the shares acquired on exercise exceeds the option exercise price will be an item of adjustment in the year of exercise for purposes of determining the option holder’s liability, if any, for alternative minimum tax. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the exercise price. This amount will be taxed at capital gains rates, but if an option holder does not exercise an incentive stock option within certain limited periods after termination of employment, the option holder will recognize ordinary income on the exercise of the incentive stock option in the same manner as on the exercise of a non-qualified stock option, as described below.

Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sale price exceeds the sum of the purchase price plus the amount included in ordinary income at option exercise. The amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the administrative committee on a merger or other reorganization under the 2014 Stock Incentive Plan’s change in control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

When a non-qualified stock option is exercised, AFC may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment, if directed by the administrative committee on a merger or other reorganization under the 2014 Stock Incentive Plan’s change in control provisions, is deductible as if it were the exercise of a non-qualified stock option.

Stock Appreciation Rights.  Stock appreciation rights do not have federal income tax consequences for recipients or for AFC when they are granted. When a stock appreciation right is exercised, the amount distributed in settlement is included in the payee’s gross income for federal income tax purpose, and AFC may be entitled to claim a federal tax deduction for a like amount.

Restricted Stock Awards.   Restricted stock and restricted stock unit awards under the 2014 Stock Incentive Plan do not result in federal income tax consequences to either AFC or the award recipient when the award is made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. AFC will generally be allowed to claim a deduction, for compensation expense, in a like amount. If cash dividends or dividend equivalents are paid on unvested shares held or units outstanding under the 2014 Stock Incentive Plan, such amounts will also be included in the ordinary income of the recipient. AFC will be allowed to claim a deduction for compensation expense for this amount as well. In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

Deduction Limits.  Section 162(m) of the Code limits AFC’s deductions for compensation in excess of $1,000,000 per year for the Chief Executive Officer and the other Named Executives. Compensation amounts resulting from so-called “qualified performance-based compensation” are not subject to this limit. Restricted stock and restricted stock unit awards, other than performance-based awards, may be subject to this deduction limitation if the amount of the restricted stock or restricted stock unit awards in addition to other compensation of the executive that is subject to the limit exceeds $1,000,000. AFC has designed the 2014 Stock Incentive Plan so that stock options, stock appreciation rights and performance-based restricted stock awards may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. AFC expects that the administrative committee will take these deduction limits into account in establishing the size and the terms and conditions of awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

Federal Tax Rules for Non-Qualified Deferred Compensation Plans.  Section 409A of the Code, enacted in 2004, imposes federal tax penalties on certain non-qualified deferred compensation arrangements under which payers, such as employers, and payees, such as employees, seek to defer reporting compensation that has been earned and is vested to a later taxable year. The new rules do not apply to stock options granted at fair market value that do not have cash-out or deferral features, stock-settled stock appreciation rights that do not have cash-out or deferral features, or stock settled restricted stock based awards reported as compensation paid at the time of vesting, such as the stock options, stock appreciation rights and restricted stock based awards contemplated by the 2014 Stock Incentive Plan. As a result, AFC does not expect that Section 409A of the Code will restrict its operation of the 2014 Stock Incentive Plan, as amended.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to grants and awards that may be made under the 2014 Stock Incentive Plan. State and local tax consequences may also be significant.

Status of Outstanding Option Grants and Plans

As of the Record Date, AFC had outstanding 99,408,856 shares of AFC Common Stock, including 1,178,322 shares of AFC Common Stock which represent unvested restricted stock awards outstanding, and excluding 805,000 shares of AFC Common Stock covered by unvested restricted stock unit awards, and had aggregate stock options outstanding at a weighted average exercise price of $26.70, which if exercised would result in an additional 1,018,050 shares of AFC Common Stock outstanding. As of December 31, 2013, the stock options outstanding had a weighted average remaining contractual life of eleven months and no intrinsic value. As of the Record Date, there were available for future grants under the 2007 Director Stock Plan 67,135 shares of AFC Common Stock. As of the Record Date, there were available for future grants under the 2005 Stock Incentive Plan 513,925 shares of AFC Common Stock. If the 2014 Stock Incentive Plan is approved by the shareholders, those shares will be available to be utilized in addition to the 3,250,000 shares of AFC Common Stock approved pursuant to said plan. The directors, other than Mr. Redman and Mr. Keegan who are not eligible to participate in the 2007 Director Stock Plan, as amended, are not eligible to participate in the 2005 Stock Incentive Plan and will not be eligible to participate in the 2014 Stock Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE FOR APPROVAL OF THE 2014 STOCK INCENTIVE PLAN.

New Plan Benefits

Awards under the 2014 Stock Incentive Plan are discretionary and the administrative committee has not yet determined to whom awards will be made and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the 2014 Stock Incentive Plan to any individual or group of individuals.

PROPOSAL NO. 3 — APPROVAL OF THE ASTORIA FINANCIAL EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN, AS AMENDED MARCH 19, 2014

AFC is asking shareholders to approve the Astoria Financial Corporation Executive Officer Annual Incentive Plan, as Amended March 19, 2014 (the “Executive Incentive Plan”) as an amendment and restatement of the Astoria Financial Corporation Executive Officer Annual Incentive Plan, as amended, which was last amended upon shareholder approval at our annual meeting of shareholders held May 20, 2009. The Board approved the amendment and restatement of the Executive Incentive Plan on March 19, 2014, subject to the shareholder approval solicited by this Proposal No. 3. The purpose of the Executive Incentive Plan is to promote the achievement of AFC’s and the Association’s performance objectives, link executive compensation to specific performance objectives, provide a competitive reward structure for executive management and encourage involvement and communication regarding AFC’s and the Association’s strategic plans and objectives.

If approved by AFC’s shareholders, the amendment and restatement of the Executive Incentive Plan would be effective from January 1, 2014 to December 31, 2018. The Executive Incentive Plan as last amended expired on December 31, 2013.

The Executive Incentive Plan would provide for the grant of incentive award opportunities to executive officers of AFC and its affiliates, subject to attainment of one or more performance objectives.

AFC and the Association tie a portion of their executive officers’ cash compensation to the achievement of performance goals. We have done this using a bonus plan under which executive officers earn bonuses that vary based on performance relative to goals pre-set annually by the Compensation Committee, acting as the administrative committee referenced below. Under the Code, AFC cannot deduct fiscal year taxable compensation in excess of $1,000,000 that it pays to either its Chief Executive Officer or any of the other Named Executives other than the Chief Executive Officer or Chief Financial Officer, unless such compensation meets the definition of “qualified performance based compensation” within the meaning of Section 162(m) of the Code. Bonuses cannot be qualified performance based compensation unless AFC pays them under a written plan that its shareholders approve. AFC is seeking to extend the plan that it has utilized for the past fourteen years for an additional five year term.

If shareholders do not approve this plan, AFC and the Association will not pay annual bonuses under the plan. In such case, AFC may substitute other forms of compensation in order to assure that its compensation program is sufficiently competitive to enable it to attract and retain highly qualified executive officers.

Material Provisions of the Plan

Exhibit B to this Proxy Statement contains the full text of the Executive Incentive Plan. Exhibit B is incorporated by reference into the following plan summary, which is qualified in its entirety by this reference.

Nature of the Plan.  Under the Executive Incentive Plan, AFC and the Association may pay annual cash bonuses which may be deductible under the Code. The amount of such bonuses will vary based on the level of attainment relative to performance goals pre-established by the administrative committee. Bonuses may be zero if threshold performance goals are not attained.

Administration of the Plan.  A committee of outside directors administers the Executive Incentive Plan. The administrative committee must have at least two members and has broad discretionary powers. Its members are the members of the Compensation Committee of the Board who are non-employee directors under the federal tax laws. In general, non-employee directors are directors who (1) are not, and never were, officers or employees of AFC or the Association and (2) do not receive material compensation from AFC except for service as a director.

Eligibility.  Eligibility is restricted to top-level executive employees of AFC and the Association who are responsible for establishing strategic direction and long-range plans. Currently, the Chief Executive Officer, all Senior Executive Vice Presidents and three Executive Vice Presidents, a total of seven people, are eligible. During the first 90 days of each year, the administrative committee selects the year’s participants from among the eligible employees. After the first 90 days, the administrative committee may allow participation on a pro-rated basis by employees who are placed in eligible positions through hiring, promotion or transfer before August 31st of the year.

Target Awards and Performance Goals.  When the administrative committee selects a participant for a year, it sets the participant’s target bonus and the performance goals which must be achieved to earn the bonus. The target bonus is a percentage of the participant’s base salary. The performance goals will be target levels established with respect to any or all of the following corporate performance measures:

•	Basic earnings per common share,
•	Diluted earnings per common share,
•	Net income,
•	Net interest income,
•	Non-interest income,
•	Operating income,
•	Fee income,
•	Deposit growth,
•	Loan growth,
•	General and administrative expense,
•	General and administrative expense to average assets ratio,
•	Efficiency ratio,
•	Operating efficiency ratio,
•	Net interest spread,
•	Net interest margin,
•	Non-performing loans,
•	Loan production volume,
•	Cash flow,
•	Net revenue,
•	Gross revenue,

•	Return on average assets,
•	Return on average stockholders’ equity,
•	Return on average tangible stockholders’ equity,
•	Return on average tangible common stockholders’ equity
•	Total shareholder return,
•	Strategic business objectives, consisting of one or more objectives based upon satisfying specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management,
•	Any other performance criteria established by the Committee, Any combination of the above.

Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business unit results and, at the discretion of the administrative committee, may include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute or relative basis, or on a before-tax or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, past performance or the past or current performance of other companies.

The administrative committee will assign a percentage weight to each performance goal. The aggregate weight for all goals must be 100%. The committee may also set one or more performance levels below or above the target level and assign lower or higher bonus percentages that will be paid if these levels are attained.

Certification of Performance and Payment of Bonuses.  After the end of each year, the administrative committee will determine the extent of achievement of the established performance goals and certify the results. AFC and the Association will pay the bonus amounts assigned to the performance level achieved as soon as practicable but not later than two and one half months after year end. The maximum bonus that AFC may pay under the plan to any participant for any year is $2,000,000.

Committee Discretion to Adjust Bonus Amounts and Performance Measures.  After setting the year’s target bonuses and performance goals, the administrative committee may change them only in limited instances. If there is a change in generally accepted accounting principles, a stock split, stock dividend, reclassification, merger, spin-off, infrequently occurring or extraordinary item or other corporate event, it may adjust the performance goals in a manner designed to neither enlarge nor diminish a participant’s bonus opportunity.

Retirement, Death, Disability and Change of Control.  Generally, a participant will not receive a bonus for a year unless he or she is an employee on the last day of the year. In cases of retirement, death or disability, the administrative committee may authorize a pro-rated payment based upon the attainment of the performance goals through the end of the year. The administrative committee may also authorize pro-rated payment to a participant whose employment is terminated without cause on or following a change of control, based on the attainment of adjusted performance goals through the date of the change of control. Such payments may not be considered qualified performance-based compensation for tax deduction purposes.

Awards Subject to Clawback Policies.  Any bonus under the Executive Incentive Plan shall be subject to the terms and conditions of any clawback policy adopted by the Board or the administrative committee from time to time, and any related requirements under law.

Amendment and Termination.  If approved, the Executive Incentive Plan will be in effect for a five-year period ending December 31, 2018. The Board may suspend it or terminate it before then. It may also amend the Executive Incentive Plan at any time and in any respect. Any amendment that would change the list of performance measures, the class of eligible employees or the maximum annual bonus amount must first be approved by shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE ASTORIA FINANCIAL CORPORATION EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN, AS AMENDED MARCH 19, 2014.

New Plan Benefits

The benefits or amounts that will be received by or paid to participants, any Named Executive, the executive officers as a group or non-executive officers as a group pursuant to the Executive Incentive Plan are not currently determinable, except that the amounts of award opportunities for fiscal year 2014 have been established and are set forth in the following table:

New Plan Benefits

Astoria Financial Corporation Executive Officer Annual Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Units(2)
Monte N. Redman President and Chief Executive Officer	768,000	N/A
Frank E. Fusco Senior Executive Vice President and Chief Financial Officer	347,750	N/A
Gerard C. Keegan Vice Chairman, Senior Executive Vice President and Chief Operating Officer	406,250	N/A
Alan P. Eggleston Senior Executive Vice President, Secretary and Chief Risk Officer	347,750	N/A
All executive officers, as a group (7 persons)	2,411,280	N/A
All non-executive officer employees, as a group (1,639)	N/A	N/A

(1)	Non-executive officer directors are not eligible to participate in the Executive Incentive Plan. Among employees, eligibility is normally limited to top executive level employees of AFC and the Association whose functional responsibilities include the establishment of strategic direction and long-range plans for AFC and the Association. The Maximum payout under the Executive Incentive Plan is 200%.

PROPOSAL NO. 4 — NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVES

AFC is seeking approval, on a non-binding basis, of the compensation awarded to our Named Executives.

As noted above, AFC has five Named Executives, all five of whom are executive officers of AFC and the Association as of the date hereof. As described in detail above, our executive compensation programs are designed to attract, motivate and retain highly qualified and talented executive officers, including our Named Executives, who are critical to our success. AFC and the Compensation Committee of the Board, with the benefit of objective input from the independent consultants, that we may retain from time to time, monitor executive compensation programs throughout each year and adopt changes to reflect the dynamic marketplace in which AFC competes for talent and changes in AFC’s operating environment, as well as general economic, regulatory and legislative developments affecting executive compensation.

The Board recognizes the importance of aligning executive compensation with shareholder interests in light of the risks and economic conditions faced by AFC and the Association. We have described in the CD&A the philosophy we have adopted and strategies we have employed to attract, retain and motivate our executives, to link their compensation to the returns experienced by shareholders, and to reward or discipline them in the short term for actions that may only be apparent in shareholder returns over time. We have demonstrated in the accompanying narrative and tabular discussions how, over a three-year period, our philosophy and strategies have been translated into compensation that is strongly linked to shareholder returns while remaining sensitive to year-to-year operating conditions. Shareholders are encouraged to carefully review the CD&A, the accompanying compensation tables and the corresponding narrative discussion and footnotes, all set forth on pages 41 through 56 of this Proxy Statement, for a detailed discussion of our executive compensation programs.

In this Proposal No. 4, commonly known as a “Say-on-Pay” proposal, we are asking you to support the compensation of our Named Executives pursuant to Section 14A of the Exchange Act. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executives, as described in this Proxy Statement pursuant to the rules set forth by the SEC.

The Board determined that, consistent with the non-binding resolution adopted by the shareholders at the 2011 Annual Meeting of Shareholders, this vote should take place every year. Accordingly, the next advisory vote on executive compensation will occur at the 2015 Annual Meeting of Shareholders, unless the Board modifies its policy on the frequency of holding such advisory votes.

In considering this proposal, we ask that you approve the following resolution:

“RESOLVED, that the shareholders of Astoria Financial Corporation hereby approve, on a non-binding basis, the compensation of the Named Executives of Astoria Financial Corporation, as disclosed on pages 41 through 56 of Astoria Financial Corporation’s Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL, ON A NON-BINDING BASIS, OF THE COMPENSATION OF AFC’S NAMED EXECUTIVES.

Under the proxy rules of the SEC, your vote on the compensation of the Named Executives is advisory and will not (i) be binding on the Board or the Compensation Committee with respect to future executive compensation decisions, including those relating to Named Executives, or otherwise; (ii) overrule or affirm any prior decision made by the Board or the Compensation Committee; or (iii) change any existing, or create or imply any additional, fiduciary duty by the Board or the Compensation Committee. However, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation arrangements.

PROPOSAL NO. 5 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AFC’s independent registered public accounting firm, or principal accountant, for the fiscal year ended December 31, 2013 was KPMG LLP. Following its review of the qualifications of KPMG LLP and assuring itself that KPMG LLP is independent from AFC, its officers and directors and does not provide to AFC non-audit services to a degree that KPMG LLP’s independence may be impaired, the Audit Committee has reappointed KPMG LLP as independent registered public accounting firm, or principal accountant, for AFC and the Association for the year ending December 31, 2014, subject to ratification of such appointment by our shareholders. Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

The following chart details fees billed or fees estimated to be billed for professional or other services rendered by KPMG LLP for AFC’s fiscal years ended December 31, 2012 and 2013:

KPMG LLP Fees Billed For The Fiscal Years Ended December 31, 2012 and 2013

Service Categories	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2013
Audit Fees(1)	$1,217,000	$1,236,000
Audit-Related Fees(2)	$201,000	$185,000
Tax Fees(3)	$33,500	$33,500
All Other Fees(4)	$0.00	$0.00

(1)	Audit Fees reflect aggregate fees billed or estimated to be billed for professional services rendered for the audit of AFC’s consolidated annual financial statements, the reviews of the financial statements included in AFC’s Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings or engagements, including services rendered in connection with the audit of internal controls over financial reporting maintained by AFC.
(2)	Audit-Related Fees reflect aggregate fees billed or estimated to be billed for assurance and related services that are reasonably related to the performance of the audit or review of AFC’s consolidated financial statements and not reported as Audit Fees. During the periods shown, such services consisted primarily of the audit of AFC’s employee benefit plans. During 2012, such fees also included fees for services rendered in connection with the issuance of AFC’s senior unsecured debt. During 2013, such fees also included fees for services rendered in connection with AFC’s preferred stock offering.
(3)	Tax Fees reflect aggregate fees billed or estimated to be billed for professional services for tax compliance, tax advice and tax planning. During the periods shown, such services, consisted, primarily of the review of state and federal tax returns and quarterly tax payments.
(4)	All Other Fees reflect aggregate fees billed for products and services provided by KPMG LLP other than those set forth above as Audit Fees, Audit-Related Fees and Tax Fees.

It is the policy of the Audit Committee to pre-approve all services provided by KPMG LLP to AFC. In the absence of contrary action by the Audit Committee, of which there has been none, the Board has also delegated to the Chairman of the Audit Committee the authority to pre-approve such services. The Chairman of the Audit Committee is then responsible to report such authorization to the Audit Committee at its next scheduled meeting. All services provided by KPMG LLP during fiscal years 2012 and 2013 were pre-approved by the Audit Committee or the Chairman of the Audit Committee pursuant to the delegation of authority and procedure outlined above.

The Audit Committee, as part of its review of the disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” considered whether the provision of the services rendered, the fees for which are reflected in the chart above entitled “KPMG LLP Fees Billed for the Fiscal Years ended December 31, 2012 and 2013” under the captions entitled “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” were, and found them to be, compatible with maintaining the independence of KPMG LLP.

The “Interagency Advisory on the Unsafe and Unsound Use of Limitation of Liability Provisions in External Audit Engagement Letters,” collectively published by the federal banking regulatory agencies, including the Federal Reserve, specifies that agreeing to certain limitation of liability provisions in an audit engagement letter would constitute an unsafe and unsound banking practice on the part of the AFC. AFC believes that its engagement letters with KPMG LLP fully comply with the “Interagency Advisory on the Unsafe and Unsound Use of Limitation of Liability Provisions in External Audit Engagement Letters,” as applicable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS AFC’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Committee

The information set forth in this section, including but not limited to the Report of the Audit Committee, shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

It has been and continues to be the practice of the Board to maintain an Audit Committee of the Board. The Board has adopted a written Charter of the Audit Committee. A copy of the Audit Committee’s Charter is posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” The Charter specifies the purpose of the Audit Committee, the appointment and composition of its members, procedural matters with respect to its meetings, the responsibilities and duties of the Audit Committee and the reporting of Audit Committee activities and recommendations. The management of AFC is primarily responsible for implementing and evaluating the effectiveness of the system of internal controls and financial reporting processes of AFC. AFC’s independent registered public accounting firm is responsible for expressing an opinion on the consolidated financial statements of AFC based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion regarding the effective operation of the system of internal controls over financial reporting.

AFC Common Stock is listed on the NYSE. The Board has determined that the members of the Audit Committee meet the applicable independence standards set forth in the NYSE Listed Company Manual.

Report of the Audit Committee

Under rules established by the SEC, AFC is required to provide certain data and information regarding the activities of its Audit Committee. In fulfillment of this requirement, the Audit Committee of AFC, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement.

At its meeting held on February 26, 2014, the Audit Committee reviewed the Consolidated Financial Statements and discussed such statements with the management of AFC. At such meeting and at other meetings held during 2013 and 2014, the Audit Committee discussed with AFC’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by Public Company Accounting Oversight Board Audit Standard No. 16, “Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 16, which became effective for AFC on January 1, 2013. The matters required to be discussed pursuant to PCAOB Audit Standard No. 16 include, but are not limited to, significant accounting policies, management judgments and accounting estimates, uncorrected and corrected misstatements, if any, disagreements with management, if any, difficulties encountered with management in performing the audit, if any, and independence.

The Audit Committee has received and reviewed the written disclosures and letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with KPMG LLP the independence of KPMG LLP.

Based upon the review and discussion referred to in this Report, the Audit Committee, at its meeting held on February 26, 2014, approved and recommended to the Board the inclusion of the Consolidated Financial Statements in the Annual Report on Form 10-K of AFC for the year ended December 31, 2013.

Audit Committee of AFC

John R. Chrin, Chairman	Patricia M. Nazemetz
Jane D. Carlin	Ralph F. Palleschi
John J. Corrado

Additional Information

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires AFC’s directors and executive officers, among others, to file reports of ownership and changes in ownership of their AFC equity securities with the SEC and to furnish AFC with copies of all such reports. Based solely upon a review of the copies of these reports and amendments thereto received by AFC, AFC believes that all applicable filing requirements were complied with for 2013, except as follows: Mr. Peter C. Haeffner, Jr. filed one late Form 4, resulting in one transaction that was not reported on a timely basis.

Cost of Proxy Solicitation

The cost of solicitation of proxies by AFC will be borne by AFC. Phoenix Advisory Partners has been retained to assist in the solicitation of proxies under a contract providing for payment of a fee of $7,500 plus reimbursement for its expenses. In addition to solicitations by mail and by Phoenix Advisory Partners, a number of officers and employees of AFC and the Association may solicit proxies in person, by mail or by telephone, but none of these persons will receive any compensation for their solicitation activities in addition to their regular compensation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation material to the beneficial owners of AFC Common Stock held of record by such fiduciaries, and AFC will reimburse them for their reasonable expenses in accordance with the rules of the SEC and the NYSE.

Shareholder Proposals

To be considered for inclusion in AFC’s proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2015, a shareholder proposal, including a recommendation of a director nominee, must be received by the Secretary of AFC at AFC’s address set forth on page 1 of this Proxy Statement not later than December 12, 2014. Any shareholder proposal will be subject to Rule 14a-8 promulgated by the SEC under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

The Bylaws of AFC provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board. The shareholder must give written advance notice to the Secretary of AFC not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth (10th) day following the date on which AFC’s notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder’s name and address, as they appear on AFC’s record of shareholders, the class and number of shares of AFC’s capital stock that are beneficially owned by such shareholder, a brief description of the proposed business or the names of the person(s) the shareholder proposes to nominate, and, as to business which the shareholder seeks to bring before an annual meeting, the reason for conducting such business at the annual meeting and any material interest of such shareholder in the proposed business.

In the case of nominations for election to the Board, the shareholder’s notice must also include as to each proposed nominee all information regarding the proposed nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act, including, but not limited to, such proposed nominee’s consent to being named in the proxy statement as a nominee and to serve if elected. Nothing in this paragraph shall be deemed to require AFC to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

Shareholder Communications

The Board has established a process for shareholders or other interested parties to communicate with the Board or any of its members. Communications to Messrs. Redman or Keegan may be sent directly to them at the address set forth on page 1 of this Proxy Statement. Those who wish to communicate with the Chairman, the non-management, or independent, directors or the entire Board may do so by writing to:

Chairman of the Nominating and Corporate Governance Committee
c/o Michele M. Weber, First Vice President, Secretary and Senior Counsel
Astoria Financial Corporation
One Astoria Federal Plaza
Lake Success, New York 11042

Such communications should be delivered in a sealed envelope marked “Personal and Confidential.” Such communications shall be delivered unopened by the First Vice President, Secretary and Senior Counsel to the Chairman of the Nominating and Corporate Governance Committee. The Chairman of the Nominating and Corporate Governance Committee will acknowledge receipt of such correspondence and, if applicable, provide a copy to each Board member or each non-management or independent director.

Employees, who may also be shareholders of AFC, are provided several methods for providing confidential communications to the Chairman of the Audit Committee and the Chairman of the Nominating and Corporate Governance Committee. These procedures are outlined in AFC’s Code of Business Conduct and Ethics, which applies to all directors, officers and employees of AFC and its affiliated companies, including the Association and is available on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” Shareholders may request a printed copy of such document by contacting AFC’s Investor Relations Department by calling (516) 327-7869 or writing to AFC’s address specified on page 1 of this Proxy Statement.

Director Attendance at Annual Meetings

It is the policy of AFC that all directors are strongly encouraged to attend the Annual Meeting and that, at a minimum, a quorum of the Board be in attendance. At the annual meeting of shareholders held on May 15, 2013, all of the directors were present.

Householding

The SEC allows the delivery of a single proxy statement and annual report and, where applicable, the Important Notice Regarding the Availability of Proxy Materials to an address shared by two or more of our shareholders. This delivery method, referred to as “householding,” can result in significant cost savings for AFC. In order to take advantage of this opportunity banks and brokerage firms that hold your shares have delivered only one proxy statement and annual report to multiple shareholders who share an address unless one or more of the shareholders has provided contrary instructions. AFC will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report or, where applicable, the Notice to a shareholder at a shared address to which a single copy of the documents or Notice was delivered. A shareholder who wishes to receive a separate copy of the proxy statement and annual report or, where applicable, the Notice now, or a shareholder who wishes to receive a separate copy of such documents in the future, should submit a request in writing to Investor Relations at Astoria Financial Corporation, One Astoria Federal Plaza, Lake Success, New York 11042 or call (516) 327-7869. You may also obtain a copy of the proxy statement and annual report from AFC’s website (http://ir.astoriafederal.com) by clicking on “Annual Report” and/or “Proxy Statement.” Shareholders of record sharing an address who are receiving multiple copies of proxies and annual reports or, where applicable, the Notice and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner. If you are the beneficial owner, but not the record owner, of AFC’s shares and wish to receive only one copy of the proxy statement and annual report or, where applicable, the Notice in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document or Notice be mailed to all shareholders at the shared address in the future.

Other Matters Which May Properly Come Before the Meeting

The Board knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, the dates by which shareholder proposals and notices of business to be conducted at an Annual Meeting having been previously disclosed, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as directed by the Board.

Whether or not you intend to be present at the Annual Meeting, you are urged to vote on the Internet, by telephone or by returning your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

An additional copy of AFC’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2013, as filed with the SEC, will be furnished without charge to any shareholder upon written request to Astoria Financial Corporation, Investor Relations Department, One Astoria Federal Plaza, Lake Success, New York 11042-1085. Copies can also be obtained without charge from AFC’s Investor Relations website at http://ir.astoriafederal.com.

By order of the Board,

Michele M. Weber
First Vice President, Secretary and
Senior Counsel and

Lake Success, New York
April 11, 2014

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES OF AFC COMMON STOCK ON THE INTERNET OR BY TELEPHONE OR, IF YOU RECEIVED THE PROXY STATEMENT BY MAIL, COMPLETE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

2014 AMENDED AND RESTATED
STOCK INCENTIVE PLAN
FOR OFFICERS AND EMPLOYEES
OF
ASTORIA FINANCIAL CORPORATION

ARTICLE I
PURPOSE

Section 1.1 General Purpose of the Plan.

The purpose of the Plan is to promote the growth and profitability of Astoria Financial Corporation, to provide certain officers and employees of Astoria Financial Corporation and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Astoria Financial Corporation. The Plan is an amendment and restatement of the 2005 Re-designated, Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation, as amended.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Section 2.1 “AFC” means Astoria Financial Corporation, a Delaware corporation, and any successor thereto.

Section 2.2 “Association” means Astoria Federal Savings and Loan Association, a federally chartered savings association, and any successor thereto.

Section 2.3 “Award Notice” means a written instrument evidencing a Restricted Stock Award awarded under the Plan and establishing the terms and conditions thereof.

Section 2.4 “Beneficiary” means the Person designated by an Eligible Individual to receive any Shares subject to a Restricted Stock Award made to such Eligible Individual that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Eligible Individual that are exercisable, following the Eligible Individual’s death.

Section 2.5 “Board” means the Board of Directors of Astoria Financial Corporation and any successor thereto.

Section 2.6 “Change in Control” means any of the following events:

(a) the consummation of a transaction that results in the reorganization, merger or consolidation of AFC with one or more other persons, other than a transaction following which:

(i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in AFC; and

(ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of AFC;

(b) the acquisition of all or substantially all of the assets of AFC or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of AFC entitled to vote generally in the election of directors by any person or by any persons acting in concert;

(c) a complete liquidation or dissolution of AFC, or approval by the stockholders of AFC of a plan for such liquidation or dissolution;

(d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of AFC do not belong to any of the following groups:

(i) individuals who were members of the Board of Directors of AFC on the Effective Date; or

(ii) individuals who first became members of the Board of Directors of AFC after the Effective Date either:

(A) upon election to serve as a member of the Board of Directors of AFC by affirmative vote of two-thirds of the members of such board in office at the time of such first election; or

(B) upon election by the stockholders of AFC to serve as a member of the Board of Directors of AFC, but only if nominated for election by affirmative vote of either two-thirds of the members of the Board of Directors of AFC or of a nominating committee thereof in office at the time of such first nomination;

provided, however, that such individual’s election or nomination under (A) or (B) above did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of AFC; or

(e) any event which would be described in Section 2.6(a), (b), (c) or (d) if the term “Association” were substituted for the term “AFC” therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of AFC, the Association, or a subsidiary of either of them, by AFC, the Association, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them, or by any underwriter temporarily holding securities pursuant to an offering of such securities. For purposes of this Section 2.6, the term “person” shall have the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

Section 2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time (including the corresponding provisions of any succeeding law).

Section 2.8 “Committee” means the Committee described in Section 4.1.

Section 2.9 “Company” means Astoria Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto, the Association and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution.

Section 2.10 “Covered Employee” means, for any taxable year of AFC, a person who is, or who the Committee determines is reasonably likely to be, a “covered employee” of AFC (within the meaning of Section 162(m) of the Code).

Section 2.11 “Disability” means a condition of total incapacity, mental or physical, for the further performance of services which the Committee determines, on the basis of competent medical evidence, is likely to be permanent or to result in death.

Section 2.12 “Disinterested Board Member” means a member of the Board who:

(a) is not a current employee of AFC or a subsidiary,

(b) is not a former employee of the AFC or a subsidiary who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year,

(c) has not been an officer of AFC or a subsidiary,

(d) does not receive remuneration from AFC or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission,

(e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Items 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission, and

(f) satisfies the eligibility requirements for service on AFC’s Compensation Committee as set forth in the listing requirements of any national securities exchange on which AFC lists or seeks to list its securities.

The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements established by any national securities exchange on which AFC lists or seeks to list its securities.

Section 2.13 “Earliest Exercise Date” means, with respect to an Option or Stock Appreciation Right, the earliest date on which the Option or Stock Appreciation Right, respectively, may be exercised. The Earliest Exercise Date may, but need not, be the same as the Option’s Vesting Date.

Section 2.14 “Effective Date” means the date on which the amendment and restatement of the Prior Plan in the form of this Plan is approved by the holders of a majority of the Shares represented in person or by proxy at a meeting duly called and held of the voting stockholders of Astoria Financial Corporation.

Section 2.15 “Eligible Employee” means any officer or employee of the Company whom the Committee selects to receive a Restricted Stock Award or a grant of an Option and/or a Stock Appreciation Right pursuant to the Plan.

Section 2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 2.17 “Exercise Period” means the period during which an Option or Stock Appreciation Right may be exercised.

Section 2.18 “Exercise Price” means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

Section 2.19 “Fair Market Value” means, with respect to a Share on a specified date:

(a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(b) if Section 2.18(a) is not applicable, the fair market value of a Share as the Committee may determine.

Section 2.20 “Family Member” means with respect to any Eligible Employee:

(a) the lineal ascendants and lineal descendants of such Eligible Employee or his spouse, or any one or more of them, including relationships created by marriage and/or adoption,

(b) any natural person sharing the Eligible Employee’s household (other than as a tenant or employee, directly or indirectly, of the Eligible Employee);

(c) an entity wholly owned by, including, but not limited to, a trust the exclusive beneficiaries of which are, any combination of the Eligible Employee and Persons described in section 2.20(a) and (b).

Section 2.21 “Incentive Stock Option” means a right to purchase Shares granted pursuant to Section 5.1, that is (a) designated by the Committee to be an Incentive Stock Option; and (b) intended to satisfy the requirements of Section 422 of the Code.

Section 2.22 “Non-Qualified Stock Option” means a right to purchase Shares granted pursuant to Section 5.1, that (a) is not designated by the Committee to be an Incentive Stock Option; or (b) does not satisfy the requirements of Section 422 of the Code.

Section 2.23 “Option” means either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 2.24 “Option Agreement” means a written instrument evidencing an Option granted under the Plan and establishing the terms and conditions thereof.

Section 2.25 “Option Holder” means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Section 2.26 “Performance Goal” means, with respect to any Performance-Based Restricted Stock Award, the performance goal or performance goal(s) established pursuant to Section 6.3(a), the attainment of which is a condition of vesting of the Performance-Based Restricted Stock Award.

Section 2.27 “Performance Measurement Period” means, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

Section 2.28 “Performance-Based Restricted Stock Award” means a Restricted Stock Award to which Section 6.3 is applicable.

Section 2.29 “Permitted Transferee” means, with respect to any Recipient, a Family Member of the Recipient to whom an Option has been transferred in accordance with Section 5.8.

Section 2.30 “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Section 2.31 “Plan” means the 2014 Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation, as amended from time to time.

Section 2.32 “Prior Plan” means the 2005 Re-designated, Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation, as amended from time to time.

Section 2.33 “Qualified Domestic Relations Order” means a Domestic Relations Order that:

(a) clearly specifies

(i) the name and last known mailing address of the Option Holder and of each person given rights under such Domestic Relations Order,

(ii) the amount or percentages of the Option Holder’s benefits under this Plan to be paid to each person covered by such Domestic Relations Order,

(iii) the number of payments or the period to which such Domestic Relations Order applies, and

(iv) the name of this Plan; and

(b) does not require the payment of a benefit in a form or amount that is

(i) not otherwise provided for under the Plan, or

(ii) inconsistent with a previous Qualified Domestic Relations Order.

For the purposes of this Plan, a “Domestic Relations Order” means a judgment, decree or order, including the approval of a property settlement, that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of an Option holder.

Section 2.34 “Recipient” means the person to whom an Option or Stock Appreciation Right is granted or a Restricted Stock Award is awarded.

Section 2.35 “Restricted Stock Award” means an award of Shares or Share Units pursuant to Article VI.

Section 2.36 “Retirement” means retirement at the normal or early retirement date as set forth in any tax-qualified retirement or pension plan of the Association.

Section 2.37 “Service” means, unless the Committee provides otherwise in an Option Agreement, Stock Appreciation Right Agreement or Award Notice, service in any capacity as a common-law employee or consultant to the Company.

Section 2.38 “Share” means a share of Common Stock, par value $.01 per share, of the Astoria Financial Corporation.

Section 2.39 “Share Unit” means the right to receive a Share.

Section 2.40 “Stock Appreciation Right” means the right upon exercise to receive, in cash or Shares, the amount equal to the excess (if any) of (a) the Fair Market Value of a Share on the date of exercise over (b) the Exercise Price.

Section 2.41 “Stock Appreciation Right Agreement” means a written agreement evidencing a grant of a stand-alone Stock Appreciation Right and establishing the terms and conditions thereof. In the case of a tandem Stock Appreciation Right, the Option Agreement shall constitute the Stock Appreciation Right Agreement.

Section 2.42 “Stock Appreciation Right Holder” means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.

Section 2.43 “Termination for Cause” means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its affiliates.

Section 2.44 “Vesting Date” means the date on which an Option, Stock Appreciation Right, Restricted Stock Award, or Shares acquired upon exercise of an Option cease to be forfeitable upon termination of the Recipient’s employment.

ARTICLE III
AVAILABLE SHARES

Section 3.1 Shares Available under the Plan.

(a) Subject to Section 9.3, the maximum aggregate number of Shares which may be issued pursuant to Restricted Stock Awards, Options and Stock Appreciation Rights granted or awarded on or after the Effective Date, shall be equal to the sum of (i) the Unused Prior Plan Shares and (ii) 3,250,000 Shares. For purposes of this Section 3.1(a), “Unused Prior Plan Shares” means (x) 513,925 Shares (which is the aggregate number of Shares available under the Prior Plan as of the date of Board approval of the Plan for grants and awards of Restricted Stock Awards, Options and Stock Appreciation Rights) minus (y) the number of Shares covered by any Restricted Stock Awards, Options and Stock Appreciation Rights that are awarded or granted under the Prior Plan after the Board’s adoption of this Plan and prior to the Effective Date.

(b) Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.

Section 3.2 Shares Available for Options; Individual Limits.

Subject to Section 9.3, the maximum aggregate number of Shares which may be issued upon exercise of Options shall be the entire number of Shares then available under the Plan, and the maximum aggregate number of Shares covered by Options granted to any one individual in any calendar year shall be 500,000 Shares. The maximum aggregate number of Shares covered by Options, Restricted Stock Awards and Stock Appreciation Rights granted or awarded to any one individual in any calendar year shall be 500,000 Shares.

Section 3.3 Shares Available for Restricted Stock Awards.

Subject to Section 9.3, the maximum aggregate number of Shares which may be issued upon award or vesting of Restricted Stock Awards under the Plan shall be the entire number of Shares then available under the Plan and the maximum aggregate number of Shares covered by Restricted Stock Awards awarded to any one individual in any calendar year shall be 500,000 Shares subject to Section 3.2.

Section 3.4 Shares Available for Stock Appreciation Rights.

Subject to Section 9.3, the maximum aggregate number of Shares which may be issued upon exercise of Stock Appreciation Rights shall be the entire number of Shares then available under the Plan, and the maximum aggregate number of Shares covered by Stock Appreciation Rights granted to any one individual in any calendar year shall be 500,000 Shares subject to Section 3.2.

Section 3.5 Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with settlement of a Restricted Stock Award (whether covered by Shares or Share Units). Shares retained in satisfaction of tax withholding obligations, Shares issued prior to the vesting of the related Option or Restricted Stock Award and subsequently forfeited and Shares retained by AFC upon the exercise of an Option pursuant to Section 5.7(b)(iii) shall be available for future issue pursuant to Options, Restricted Stock Awards or Stock Appreciation Rights under the Plan.

ARTICLE IV
ADMINISTRATION

Section 4.1 Committee.

(a) Subject to Section 4.1(b), the Plan shall be administered by the members of the Compensation Committee of Astoria Financial Corporation who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

(b) The members of the Board who are “independent directors” (within the meaning of the corporate governance standards imposed by any national securities exchange on which AFC lists or seeks to list Shares) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 4.2 Committee Action.

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon AFC and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same on its behalf.

Section 4.3 Committee Responsibilities.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Restricted Stock Awards, Options or Stock Appreciation Rights if any, to be issued or granted, and the terms and conditions thereof;

(b) amend or modify the terms of any outstanding Option, Stock Appreciation Right or Restricted Stock Award or accelerate or defer the Vesting Date or Earliest Exercise Date thereof; provided, however, that no such amendment or modification shall be effective without the consent of the Recipient or Beneficiary, as applicable, if such amendment or modification would materially reduce the rights of the Recipient or Beneficiary thereunder or would defer the Vesting Date or Earliest Exercise Date;

(c) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1 Grant of Options.

(a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee an Option to purchase Shares. An Option for an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

(b) Any Option granted under this Section 5.1 shall be evidenced by a written agreement which shall:

(i) specify the number of Shares covered by the Option determined in accordance with Section 5.2;

(ii) specify the Exercise Price, determined in accordance with Section 5.3, for the Shares subject to the Option;

(iii) specify the Earliest Exercise Date and the Exercise Period determined in accordance with Section 5.4;

(iv) specify the Vesting Date determined in accordance with Section 5.5;

(v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.

Section 5.2 Size of Option.

Subject to Section 3.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3 Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4 Exercise Period; Earliest Exercise Date.

(a) Subject to Section 5.4(b), the Exercise Period during which an Option may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Option Agreement or, if no Earliest Exercise Date is specified in the Option Agreement, on the Vesting Date. It shall expire on the date specified in the Option Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

(i) the last day of the three-month period commencing on the date of the Recipient’s termination of employment with the Company, other than on account of death, Disability or Retirement or a Termination for Cause;

(ii) the last day of the one-year period commencing on the date of the Recipient’s termination of employment due to death, Disability or Retirement;

(iii) as of the time and on the date the Recipient ceases to be an employee of the Company due to a Termination for Cause;

(iv) the last day of the ten-year period commencing on the date on which the Option was granted; and

(v) for an Option intended to be an Incentive Stock Option that is granted to a Recipient who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of AFC, the last day of the five-year period commencing on the date on which the Option was granted;

provided, however that, except to the extent that an applicable Option Agreement expressly provides otherwise, for each Option granted to an Eligible Employee that is outstanding under the Plan on the date on which a Change in Control occurs, the Earliest Exercise Date shall be deemed to have occurred (and the Exercise Period to have begun) on the date, on or following the Change in Control, on which the Eligible Employee is involuntarily discharged from Service other than in a Termination for Cause, to the extent that the Option is outstanding, but not fully exercisable, immediately prior to such discharge.

A Recipient’s termination of employment with the Company by reason other than death, Disability or Retirement prior to the Earliest Exercise Date of an Option shall, unless otherwise provided in the Option Agreement, result in the Option being canceled without consideration at the close of business on the last day of employment. An Option that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to an Option whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period.

(b) Unless otherwise determined by the Committee and specified in the Option Agreement:

(i) if a Change in Control occurs while an Option is outstanding and on or before its scheduled expiration date, then for purposes of exercising vested Options, the date on which the Exercise Period expires shall be extended to the earliest to occur of:

(A) the tenth (10th) anniversary of the date the Option was granted; and

(B) the third (3rd) anniversary of the date of the Change in Control;

or any later date determined under Section 5.4(b)(ii);

(ii) if, on the date an Option is otherwise scheduled to expire, the Option Holder may not then exercise the Option or sell Shares on a national securities exchange without violating applicable federal, state or local securities laws or the terms of a securities trading blackout, including, but not limited to, a blackout period established under the Company’s securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company, the date on which the Exercise Period expires shall be extended to the earliest to occur of:

(A) the tenth (10th) anniversary of the date the Option was granted; and

(B) ninety (90) days after the last day of the securities trading blackout;

or any later date determined under Section 5.4(b)(i); and

(iii) the Earliest Exercise Date (but not the Vesting Date) of any Option outstanding on the date of the termination of a Recipient’s employment due to death, Disability or Retirement shall be accelerated to the date of such termination of employment, provided that the Recipient of such Option remained in continuous employment with the Company during the period beginning on the date the Option is granted and ending on the date of such termination of employment.

Section 5.5 Vesting Date.

(a) Subject to Section 5.5(b), the Vesting Date for each Option granted under the Plan shall be the date determined by the Committee and specified in the Option Agreement. If no provision for vesting is made in the Option Agreement, the Vesting Date shall be the earlier of:

(i) January 10th occurring on or next succeeding the 3rd anniversary of the date of grant; or

(ii) in the event of the Recipient’s termination of employment with the Company due to the Recipient’s death, Retirement or Disability, the date of the recipient’s termination of employment.

Failure of a Recipient to remain in continuous employment with the Company during the period beginning on the date an Option is granted and ending on the Option’s Vesting Date shall result in a cancellation of the Option without consideration at the earliest date and time at which the Recipient’s employment with the Company is initially terminated.

(b) Except to the extent that an applicable Option Agreement expressly provides otherwise, each Option granted to an Eligible Employee that is outstanding under the Plan on the date on which a Change in Control occurs shall become 100% vested upon the date, on or following the Change in Control, on which the Eligible Employee is involuntarily discharged from Service other than in a Termination for Cause, to the extent that the Option is outstanding, but not fully vested, immediately prior to such discharge.

Section 5.6 Additional Restrictions on Incentive Stock Options.

An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following additional provisions:

(a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where

(i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and

(ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

(b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of AFC shall not be less than 110% of the Fair Market Value of a Share, and if an

Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(c) The Exercise Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of AFC, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Exercise Period that does not satisfy this requirement, the designated Exercise Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(d) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of:

(i) the second anniversary of the date on which the Incentive Stock Option was granted, or

(ii) the first anniversary of the date on which the Shares were acquired.

Section 5.7 Method of Exercise.

(a) Subject to the limitations of the Plan and the Option Agreement, an Option Holder may, at any time after the Earliest Exercise Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased. An Option Holder shall exercise an Option to purchase Shares by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

(ii) delivering to the Committee full payment, consistent with Section 5.7(b), for the Shares as to which the Option is to be exercised; and

(iii) satisfying such other conditions as may be prescribed in the Option Agreement.

(b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i) in cash (by certified or bank check or such other instrument as AFC may accept); or

(ii) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder for a period of more than six (6) months (or such other period, if any, as may be specified by the Committee) as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii) if and to the extent permitted by the Committee, by directing AFC to withhold from the Shares to be issued upon exercise of the Option (or portion thereof) being exercised a number of Shares having a Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iv) by a combination thereof.

(v) Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to AFC, together with a copy of irrevocable instructions to a broker to deliver promptly to AFC the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c) When the requirements of Section 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder’s ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of AFC, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under Section 8.3.

Section 5.8 Limitations on Options.

(a) An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that an Eligible Employee may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Eligible Employee’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to AFC given in such form and manner as the Committee may prescribe and shall be effective only if such notice is received by AFC prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Recipient, other than the right to transfer the Option to Family Members. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend upon the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b) AFC’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. The Committee may provide that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. AFC shall not be required to deliver any Shares under the Plan prior to

(i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or

(ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c) An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder’s death shall be transferred to the Option Holder’s estate, or if no executor or administrator is appointed for such estate within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and other blood relative of such Option Holder as the Committee may select. If the Option Holder and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

Section 5.9 Prohibition Against Option Repricing

Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of an Option previously granted under the Plan without the prior approval of AFC’s shareholders, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Option's in-the-money value) or replacement grants, or other means.

ARTICLE VI
RESTRICTED STOCK AWARDS

Section 6.1 In General.

(a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee a Restricted Stock Award. Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Employee, which notice shall specify:

(i) the number of Shares or Share Units covered by the Restricted Stock Award;

(ii) the amount, if any, which the Recipient shall be required to pay to AFC in consideration for the issuance of such Shares or Share Units, which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and non-assessable under applicable law;

(iii) whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;

(iv) the date of grant of the Restricted Stock Award;

(v) the Vesting Date for the Restricted Stock Award;

(vi) as to Restricted Stock Awards awarding Shares, the rights of the Recipient with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(vii) as to Restricted Stock Awards awarding Share Units, the rights of the Recipient with respect to attributes of the Share Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances, if any, prior to the Vesting Date pursuant to which Share Units shall be converted to Shares;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b) All Restricted Stock Awards awarding or consisting of Shares shall be in the form of issued and outstanding Shares that shall be either:

(i) registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

(ii) registered in the name of Recipient and held by the Committee, together with an irrevocable stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

(iii) registered in the name of and delivered to the Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award Notice between Astoria Financial Corporation and [Name of Recipient] dated [Award Date] made pursuant to the terms of the Astoria Financial Corporation 2014 Re-designated, Amended and Restated Stock Incentive Plan For Officers and Employees of Astoria Financial Corporation, copies of which are on file at the executive offices of Astoria Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and the Award Notice.

or such other restrictive legend as the Committee, in its discretion, may specify.

(c) A Restricted Stock Award by its terms shall not be transferable by the Eligible Employee other than by will or by the laws of descent and distribution, and the Shares distributed pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

Section 6.2 Vesting Date.

(a) The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Notice and, if no date is specified in the Award Notice, shall be the third anniversary of the date of grant.

(b) Unless otherwise determined by the Committee and specified in the Award Notice for a Restricted Stock Award:

(i) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability or Retirement, any unvested Shares or Share Units shall be forfeited without consideration, other than a refund to the Recipient of an amount equal to the lesser of the amount, if any, paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture;

(ii) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death, Disability or Retirement, the Vesting Date shall be accelerated to the date of termination of the Eligible Employee’s employment with the Company; and

(iii) Each Restricted Stock Award awarded to an Eligible Employee that is outstanding under the Plan on the date on which a Change in Control occurs shall become 100% vested upon the date, on or following the Change in Control, on which the Eligible Employee is involuntarily discharged from Service other than in a Termination for Cause, to the extent that the Restricted Stock Award is outstanding, but not fully vested, immediately prior to such discharge.

Section 6.3 Performance Based Restricted Stock Awards.

(a) At the time it grants a Performance Based Restricted Stock Award, the Committee shall establish one or more Performance Goals, the attainment of which shall be a condition of the Recipient’s right to retain the related Shares or Share Units. The Performance Goals shall be selected from among the following:

(i) Basic earnings per common share,

(ii) Basic cash earnings per common share,

(iii) Diluted earnings per common share,

(iv) Diluted cash earnings per common share,

(v) Net income,

(vi) Cash earnings,

(vii) Net interest income,

(viii) Non-interest income,

(ix) Operating income,

(x) Fee income,

(xi) Deposit growth,

(xii) Loan growth,

(xiii) General and administrative expense,

(xiv) Cash general and administrative expense,

(xv) General and administrative expense to average assets ratio,

(xvi) Cash general and administrative expense to average assets ratio,

(xvii) Efficiency ratio,

(xviii) Cash efficiency ratio,

(xix) Operating efficiency ratio,

(xx) Net interest spread,

(xxi) Net interest margin,

(xxii) Non-performing loans,

(xxiii) Loan production volume,

(xxiv) Cash flow,

(xxv) Net revenue,

(xxvi) Gross revenue,

(xxvii) Return on average assets,

(xxviii) Cash return on average assets,

(xxix) Return on average stockholders’ equity,

(xxx) Cash return on average stockholders’ equity,

(xxxi) Return on average tangible stockholders’ equity,

(xxxii) Cash return on average tangible stockholders’ equity,

(xxxiii) Return on average tangible common stockholders’ equity,

(xxxiv) Cash return on average tangible common stockholders’ equity,

(xxxv) Total shareholder return,

(xxxvi) Strategic business objectives, consisting of one or more objectives based upon satisfying specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management,

(xxxvii) Any other performance criteria established by the Committee,

(xxxviii) Any combination of (i) through (xxxvii) above.

Performance Goals may, in the discretion of the Committee, include or exclude any or all extraordinary or non-recurring items and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be expressed on a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and may be applied on a consolidated basis or to individual business units, divisions or subsidiaries.

(b) At the time it grants a Performance Based Restricted Stock Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

(i) if the Performance Based Restricted Stock Award is granted during the first nine months of the Company’s fiscal year, the three-fiscal year period of the Company that begins with the fiscal year in which the Performance Based Restricted Stock Award is granted; and

(ii) in all other cases, the period of twelve (12) consecutive fiscal quarters of the Company that begins with the fiscal quarter following the fiscal quarter in which the Performance-Based Restricted Stock Award is granted;

provided, however, that any Performance Measurement Period specified by the Committee shall be specified prior to the end of the first twenty five percent (25%) of its duration.

(c) As promptly as practicable following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been attained, shall certify such fact in writing.

(d) If the Performance Goals for a Performance-Based Restricted Stock Award have been attained and certified, the Committee shall either:

(i) if the relevant Vesting Date has occurred, cause the ownership of the Shares to be transferred or cause to be issued Shares in settlement of the Share Units subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Restricted Stock Award; or

(ii) in all other cases, continue the Shares or Share Units in their current status pending the occurrence of the relevant Vesting Date or forfeiture of the Shares or Share Units.

If any one or more of the relevant Performance Goals have not been attained prior to the expiration of the applicable Performance Measurement Period, all of the Shares or Share Units subject to such Restricted Stock Award shall be forfeited without a consideration, other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount, if any, paid by the Recipient for the Shares or Share Units being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture.

(e) If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee’s judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Performance Goals and make distributions accordingly under the Plan; provided, however, that any adjustments made in accordance with or for the purposes of this Section 6.3(e) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Restricted Stock Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of a Restricted Stock Award to such Covered Employee or unless the adjustment is made pursuant to Section 162(m) of the Code, as amended from time to time. Those Performance Goals which have meanings ascribed to them by Generally Accepted Accounting Principles shall have the meanings assigned to them under Generally Accepted Accounting Principles as in effect and applied to the Company on the date on which the Performance Goals are established, without giving effect to any subsequent changes in Generally Accepted Accounting Principles, unless the Committee specifically provides otherwise when it establishes the Performance Goals.

(f) If provided by the Committee when a Performance-Based Restricted Stock Award is granted, to the extent that the relevant Performance Goals are achieved prior to the end of the Performance Measurement Period and certified by the Committee, a vested Performance-Based Restricted Stock Award may be distributed at any time following such certification.

Section 6.4 Dividend Rights.

Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be held and accumulated (with investment earnings or losses) pending vesting at the same time and subject to the same terms and conditions as the underlying Shares and, pending vesting, shall be reinvested in additional Shares or an equivalent amount of additional Share Units.

Section 6.5 Voting Rights.

Unless the Committee determines otherwise with respect to any Restricted Stock Award which consists of an Award of Shares, and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award, shall be exercised by the Committee in its discretion.

Section 6.6 Tender Offers.

Each Recipient to whom a Restricted Stock Award is outstanding and which consists of an Award of Shares shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares (including but not limited to any election between alternate forms of consideration offered in exchange for Shares in a merger or other business combination). Such a direction for any such Shares shall be given by proxy, ballot, letter of transmittal or other method applicable to the beneficial owners of Shares (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.

Section 6.7 Designation of Beneficiary.

An Eligible Employee who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Eligible Employee’s death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Employee dies prior to the Eligible Employee, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Eligible Employee’s death shall be paid to the Eligible Employee’s estate, or if no executor or administrator is appointed for such estate within such time as the Committee, in its sole discretion, shall deem reasonable, such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select, shall be deemed the Beneficiary. If the Eligible Employee and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Recipient shall be deemed to have survived the Beneficiary.

Section 6.8 Manner of Distribution of Awards.

AFC’s obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. AFC shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VII
STOCK APPRECIATION RIGHTS

Section 7.1 Grant of Stock Appreciation Rights.

(a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.

(b) Any Stock Appreciation Right granted under this Section 7.1 shall be evidenced by a Stock Appreciation Right Agreement, or in the case of a tandem Stock Appreciation Right by the Option Agreement, which shall:

(i) in the case of a tandem Stock Appreciation Right, relate to the same number of Shares; be settled only in Shares; have the same Exercise Price, Exercise Period, Earliest Exercise Date, Vesting Date, and other terms and conditions as the Option to which it relates and provide that the exercise of the related Option shall be deemed to cancel the Stock Appreciation Right for a like number of Shares and that the exercise of the Stock Appreciation Right shall be deemed to cancel the related Option for a like number of Shares;

(ii) in the case of a stand-alone Stock Appreciation Right:

(A) specify the number of Shares covered by the Stock Appreciation Right, determined in accordance with Section 7.2;

(B) specify the Exercise Price, determined in accordance with Section 7.3;

(C) specify the Earliest Exercise Date and the Exercise Period, determined in accordance with Section 7.4;

(D) specify the Vesting Date, determined in accordance with Section 7.5;

(E) specify that the Stock Appreciation Right shall be settled in Shares;

(F) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(c) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to a Stock Appreciation Right granted to an Eligible Employee.

Section 7.2 Size of Stock Appreciation Right.

Subject to Section 3.4 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted stand-alone Stock Appreciation Rights shall be determined by the Committee, in its discretion; provided, however, that a tandem Stock Appreciation Right shall be granted for a number of Shares no greater than the number of Shares subject to the related Option.

Section 7.3 Exercise Price.

The price per Share at which a stand-alone Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 7.4 Exercise Period; Earliest Exercise Date.

(a) Subject to Section 7.4(b), the Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Stock Appreciation Right Agreement or, if no Earliest Exercise Date is specified in the Stock Appreciation Right Agreement, on the Vesting Date. It shall expire on the date specified in the Stock Appreciation Right Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

(i) the last day of the three-month period commencing on the date of the Recipient’s termination of employment with the Company, other than on account of death or Disability, Retirement or a Termination for Cause;

(ii) the last day of the one-year period commencing on the date of the Recipient’s termination of employment due to death, Disability or Retirement;

(iii) as of the time and on the date the Recipient ceases to be an employee of the Company due to a Termination for Cause; and

(iv) the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted;

provided, however that, except to the extent that an applicable Stock Appreciation Right Agreement expressly provides otherwise, for each Stock Appreciation Right granted to an Eligible Employee that is outstanding under the Plan on the date on which a Change in Control occurs, the Earliest Exercise Date shall be deemed to have occurred (and the Exercise Period to have begun) on the date, on or following the Change in Control, on which the Eligible Employee is involuntarily discharged from Service other than in a Termination for Cause, to the extent that the Stock Appreciation Right is outstanding, but not fully exercisable, immediately prior to such discharge.

A Recipient’s termination of employment with the Company by reason other than death, Disability or Retirement prior to the Earliest Exercise Date of a Stock Appreciation Right shall, unless otherwise provided in the Stock Appreciation Right Agreement, result in the Stock Appreciation Right being canceled without consideration at the close of business on the last day of employment. A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to a Stock Appreciation Right whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period.

(b) Unless otherwise determined by the Committee and specified in the Stock Appreciation Right Agreement:

(i) if a Change in Control occurs while a Stock Appreciation Right is outstanding and on or before its scheduled expiration date, then for purposes of exercising vested Stock Appreciation Rights, the date on which the Exercise Period expires shall be extended to the earliest to occur of:

(A) the tenth (10th) anniversary of the date the Stock Appreciation Right was granted; and

(B) the third (3rd) anniversary of the date of the Change in Control;

or any later date determined under Section 7.4(b)(ii);

(ii) if, on the date a Stock Appreciation Right is otherwise scheduled to expire, the Stock Appreciation Right Holder may not then exercise the Stock Appreciation Right or sell Shares on a national securities exchange without violating applicable federal, state or local securities laws or the terms of a securities trading blackout, including, but not limited to, a blackout period established under the Company’s securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company, the date on which the Exercise Period expires shall be extended to the earliest to occur of:

(A) the tenth (10th) anniversary of the date the Stock Appreciation Right was granted; and

(B) ninety (90) days after the last day of the securities trading blackout;

or any later date determined under Section 5.4(b)(i); and

(iii) the Earliest Exercise Date (but not the Vesting Date) of any Stock Appreciation Right outstanding on the date of the termination of a Recipient’s employment due to death, Disability or Retirement shall be accelerated to the date of such termination of employment, provided that the Recipient of such Stock Appreciation Right remained in continuous employment with the Company during the period beginning on the date the Stock Appreciation Right is granted and ending on the date of termination of employment.

Section 7.5 Vesting Date.

(a) Subject to Section 7.5(b), the Vesting Date for each stand-alone Stock Appreciation Right granted under the Plan shall be the date determined by the Committee and specified in the Stock Appreciation Right Agreement or, if no provision for vesting is made in the Stock Appreciation Right Agreement, the Vesting Date shall be:

(i) the first anniversary of the date of grant, as to 25% of the Shares subject to the Stock Appreciation Right as of the date of grant;

(ii) the second anniversary of the date of grant, as to an additional 25% of the Shares subject to the Stock Appreciation Right as of the date of grant;

(iii) the third anniversary of the date of grant, as to an additional 25% of the Shares subject to the Stock Appreciation Right as of the date of grant;

(iv) the fourth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Stock Appreciation Right as of the date of grant;

(v) in the event of the Recipient’s termination of Service due to the Recipient’s death, Disability or Retirement, the date of termination of Service.

Failure of a Recipient to remain in continuous Service during the period beginning on the date a Stock Appreciation Right is granted and ending on the Stock Appreciation Right’s Vesting Date shall result in a cancellation of the Stock Appreciation Right without consideration at the earliest date and time at which the Recipient is not in continuous Service.

(b) Except to the extent that an applicable Stock Appreciation Right Agreement expressly provides otherwise, each Stock Appreciation Right that is granted to an Eligible Employee and outstanding under the Plan on the date on which a Change in Control occurs shall become 100% vested on the date, on or following the Change in Control, on which the Eligible Employee is involuntarily discharged other than in a Termination for Cause, to the extent the Stock Appreciation Right is outstanding, but not fully vested, immediately prior to termination.

Section 7.6 Method of Exercise.

(a) Subject to the limitations of the Plan and the Stock Appreciation Right Agreement, a Stock Appreciation Right Holder may, at any time after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Stock Appreciation Right; and

(ii) satisfying such other conditions as may be prescribed in the Stock Appreciation Right Agreement.

(b) When the requirements of Section 7.6(a) have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share.

(c) The Stock Appreciation Right Holder shall have no right to vote or to receive dividends, nor any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of AFC, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 9.3.

Section 7.7 Beneficiaries.

The Recipient of a Stock Appreciation Right may designate a Beneficiary to exercise and receive any distribution in respect of outstanding Stock Appreciation Rights that may be made after the Recipient’s death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Recipient, or in the event that no Beneficiary has been designated, the Recipient’s estate, or if no executor or administrator is appointed for such estate within such time as the Committee, in its sole discretion, shall deem reasonable, such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select, shall be deemed the Beneficiary. If the Recipient and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Recipient shall be deemed to have survived the Beneficiary.

Section 7.8 Prohibition Against Stock Appreciation Right Repricing

Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Appreciation Right previously granted under the Plan without the prior approval of AFC’s shareholders, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Appreciation Right’s in-the-money value) replacement grants, or other means.

ARTICLE VIII
SPECIAL TAX PROVISIONS

Section 8.1 Tax Withholding Rights.

The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option or Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such Option or Stock Appreciation Right. Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Option Agreement or Stock Appreciation Right Agreement, an Option Holder or Stock Appreciation Right Holder, respectively, shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option or Stock Appreciation Right, as the case may be, (without issuance of such Shares to the Option Holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option Exercise Date over the Option Exercise Price per Share.

Section 8.2 Code Section 83(b) Elections.

If and to the extent permitted by the Committee and specified in an Option Agreement for a Non-Qualified Stock Option or a Restricted Stock Award Agreement for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, a Recipient may be permitted or required to make an election under Section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Recipient instead of at a subsequent Vesting Date. In such event, the Shares issued prior to their Vesting Date shall be issued in certificated form only, and the certificates for such Shares shall bear the legend set forth in Section 6.1(b) or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Recipient’s termination of Service prior to the relevant Vesting Date or forfeiture of the Shares for any other reason, the Recipient shall be required to return all forfeited Shares to AFC without consideration therefor (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount paid by the Recipient for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

ARTICLE IX
AMENDMENT AND TERMINATION

Section 9.1 Termination.

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options, Stock Appreciation Rights and Restricted Stock Awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option and Stock Appreciation Right agreements and the Award Notices evidencing such Options, Stock Appreciation Rights and Restricted Stock Awards.

Section 9.2 Amendment.

Subject to Sections and 5.9 and 7.8, the Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing requirements imposed by any national securities exchange on which AFC lists or seeks to list Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Section 9.3 Adjustments in the Event of Business Reorganization.

(a) In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of securities deemed to be available thereafter for grants of Options, Stock Appreciation Rights and Restricted Stock Awards in the aggregate to all Eligible Employees and individually to any one Eligible Employee,

(ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Options, Stock Appreciation Rights and Restricted Stock Awards, and

(iii) the Exercise Price of Options and Stock Appreciation Rights.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options, Stock Appreciation Rights or Restricted Stock Awards (including, without limitation, cancellation of Options, Stock Appreciation Rights and Restricted. Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options, Stock Appreciation Rights or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or subsidiary or the financial statements of the Company or any parent or subsidiary, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that any such adjustment to an Option, Stock Appreciation Right or Performance-Based Restricted Stock Award granted to a Recipient who is a Covered Employee shall conform to the requirements of Section 162(m) of the Code and the regulations thereunder then in effect.

(b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which AFC is not the surviving entity, any Options or Stock Appreciation Rights granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options and Stock Appreciation Rights be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option or Stock Appreciation Right being canceled.

(c) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which AFC is not the surviving entity, any Restricted Stock Awards awarded under the Plan which remain outstanding shall be adjusted by allocating to the Recipients the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Awards that applied to the Shares for which it has been exchanged.

ARTICLE X
MISCELLANEOUS

Section 10.1 Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 10.2 No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any participating member of the Board or dismiss any Eligible Employee or otherwise deal with any Eligible Employee to the same extent as though the Plan had not been adopted.

Section 10.3 Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 10.4 Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the Counties of Nassau, New York or Suffolk shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Restricted Stock Award, Stock Appreciation Right or Option granted under this Plan, the Eligible Employee, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 10.5 Headings.

The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 10.6 Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 10.7 Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a) If to the Committee:

Astoria Financial Corporation
One Astoria Federal Plaza
Lake Success, New York 11042
Attention: Corporate Secretary

(b) If to a Recipient, Beneficiary or Option Holder, to the Recipient’s, Beneficiary’s or Option Holder’s address as shown in the Employer’s records.

Section 10.8 Approval of Shareholders.

This Plan, and its amendment and restatement of the Prior Plan, shall be subject to, and become effective upon, approval by the Corporation’s shareholders within twelve (12) months before or after the date the Board adopts the Plan. No Performance-Based Restricted Stock Awards shall be granted after the fifth (5th) anniversary of the Effective Date unless, prior to such date, the listing of permissible Performance Goals set forth in Section 6.3 shall have been re-approved by the stockholders of AFC in the manner required by Section 162(m) of the Code and the regulations thereunder.

Section 10.9 Effect of 2014 Amendment and Restatement.

Upon approval of the Plan by AFC’s shareholders, this Plan shall amend, restate, and supersede in their entirety the provisions of the Prior Plan. Stock Options, Stock Appreciation Rights and Restricted Stock Awards granted under the Prior Plan and outstanding immediately prior to approval of the Plan by shareholders shall continue to be governed by the terms and conditions in effect immediately prior to shareholder approval of the Plan and shall not apply to reduce the number of Shares authorized for issuance hereunder or the number of Stock Options, Stock Appreciation Rights or Restricted Stock Awards that may be granted to any individual under this Plan (except as provided in Section 3.1 with respect to any awards or grants under the Prior Plan after Board approval of the Plan).

Section 10.10 Compliance with Applicable Code Provisions.

Options, Stock Appreciation Rights and Restricted Stock Awards granted under this Plan are intended to comply with the requirements of section 409A of the Code (including the exceptions thereto), to the extent applicable, and shall be interpreted in accordance with such requirements. Notwithstanding anything to the contrary herein, if the issuance of Shares or payment of cash under an Option Agreement, Stock Appreciation Right Agreement or Award Notice constitutes the payment to a Recipient of nonqualified deferred compensation for purposes of Section 409A of the Code and the Recipient is a “specified employee” (as determined under Treas. Reg. §1.409A-1(i)), then such issuance of Shares or payment of cash shall, to the extent necessary to comply with the requirements of section 409A of the Code, be made on the later of (a) the date specified in the Agreement or (b) the date that is six (6) months after the date of the Recipient’s separation from service (or, if earlier, the date of the Recipient’s death). In no event shall the Company or any of its affiliates have any liability to any Recipient with respect to any Option, Stock Appreciation Right and Restricted Stock Award failing to qualify for any specific tax treatment (such as an Option designated as an incentive stock option failing to qualify for treatment as an incentive stock option under section 422 of the Code) or for any taxes or penalties incurred by a Recipient under section 409A of the Code with respect to any Option, Stock Appreciation Right and Restricted Stock Award. The Committee may grant Options, Stock

Appreciation Rights and Restricted Stock Awards that qualify as performance-based compensation under Section 162(m) and Options, Stock Appreciation Rights and Restricted Stock Awards that do not so qualify.

Section 10.11 Evidence of Shares.

Unless otherwise specified, any reference in the Plan to a certificate for Shares may be satisfied by a recording of the Shares in “book-entry” form.

Section 10.12 Incorporation of Clawback, Stock Ownership and Retention Policies.

Notwithstanding anything to the contrary contained herein, all payments and benefits otherwise due and payable under the Plan, including the issuance of any Shares, shall be subject to the terms and conditions of any clawback, stock ownership, and retention policies adopted by the Board or the Committee from time to time, and any such requirements imposed by applicable law (including, without limitation, section 304 of the Sarbanes-Oxley Act of 2002 and section 10D of the Exchange Act), and the terms of all such policies and applicable laws are hereby incorporated by reference.

EXHIBIT B

ASTORIA FINANCIAL CORPORATION
EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN, AS AMENDED MARCH 19, 2014

ARTICLE I — PLAN OBJECTIVES.

Section 1.1 The purpose of the Plan is to achieve the following objectives: (i) to promote the achievement of Astoria Financial Corporation’s and the Astoria Federal Savings and Loan Association’s performance objectives; (ii) to link executive compensation to specific corporate performance objectives; (iii) to provide a competitive reward structure for executive management; and (iv) to encourage involvement and communication regarding Astoria Financial Corporation’s and the Astoria Federal Savings and Loan Association’s strategic plans and objectives.

ARTICLE II — PLAN DURATION.

Section 2.1 The Plan has been effective for ten consecutive Plan Years beginning on the Effective Date and ending on December 31, 2013, and shall be effective thereafter for five consecutive Plan Years beginning on January 1, 2014 and ending on December 31, 2018.

ARTICLE III — DEFINITIONS.

Section 3.1 When used in the Plan, the words and phrases below have the following meanings:

(a) “AFC” means Astoria Financial Corporation, a Delaware corporation, and any successor thereto.

(b) “AFC and the Association” means AFC, together with any other organization that is required to be considered, along with AFC, a single entity for purposes of consolidated financial reporting under GAAP.

(c) “Association” means Astoria Federal Savings and Loan Association, a federally chartered savings association, and any successor thereto.

(d) “Board” means the Board of Directors of AFC.

(e) “Change of Control” means any of the following events:

(I) the consummation of a transaction that results in the reorganization, merger or consolidation of AFC with one or more other persons, other than a transaction following which:

(A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in AFC; and

(B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of AFC;

(II) the acquisition of all or substantially all of the assets of AFC or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of AFC entitled to vote generally in the election of directors by any person or by any persons acting in concert;

(III) a complete liquidation or dissolution of AFC, or approval by the stockholders of AFC of a plan for such liquidation or dissolution;

(IV) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of AFC do not belong to any of the following groups:

(A) individuals who were members of the Board of Directors of AFC on the Effective Date of this Plan; or

(B) individuals who first became members of the Board of Directors of AFC after the Effective Date of this Plan either:

(i) upon election to serve as a member of the Board of Directors of AFC by affirmative vote of two-thirds of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

(ii) upon election by the stockholders of AFC to serve as a member of the Board of Directors of AFC, but only if nominated for election by affirmative vote of two-thirds of the members of the Board of Directors of AFC, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual’s election or nomination under (i) or (ii) above did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of AFC; or

(V) any event which would be described in Section 3.1(e) (I), (II), (III) or (IV) if the term “Association” were substituted for the term “AFC” therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of AFC, the Association, or a subsidiary of either of them, by AFC, the Association, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them, or by any underwriter temporarily holding securities pursuant to an offering of such securities. For purposes of this Section 3.1(e), the term “person” shall have the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

(f) “Code” means the Internal Revenue Code of 1986, including the corresponding provisions of any succeeding law.

(g) “Corporate Performance Objectives” means for any Plan Year those objective performance objectives selected and established by the Committee in accordance with the requirements of Article VI of the Plan.

(h) “Committee” means those members of the Compensation Committee of AFC, appointed by and consisting of two or more members of the Board, each of whom is an outside director as defined in Code Section 162(m).

(i) “Disabled” means suffering from a mental or physical condition of total incapacity which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent and precludes further performance of duty with AFC and the Association.

(j) “Discharge for Cause” means the termination upon the finding of the Committee of an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to AFC, Association or one of their affiliates or willful violation of any law, rule or regulation, other than traffic violations or similar offenses, or final cease-and-desist order which results in material loss to AFC, Association or one of their affiliates.

(k) “Effective Date” means January 1, 1999.

(l) “Employee” means any individual employed by AFC and the Association as an employee, but does not mean an individual who renders service solely as a director or independent contractor.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the corresponding provisions of any succeeding law.

(n) “GAAP” means generally accepted accounting principles, as amended from time to time and applied in preparing the financial statements of AFC and the Association.

(o) “Participant” means an Employee who is selected by the Committee as eligible to participate in the Plan for a Plan Year.

(p) “Plan” means the Astoria Financial Corporation Executive Officer Annual Incentive Plan, as Amended March 19, 2014.

(q) “Plan Year” means the calendar year beginning January l and ending December 31.

(r) “Retires” means terminates employment with AFC and the Association at a time when the Employee: (i) has attained age 65, or (ii) has 10 years of service with AFC and the Association and has attained age 55. For this purpose, the years of service shall be the largest number of years of service determined as set forth in any tax-qualified retirement or pension plan of AFC or the Association.

(s) “Section 162(m) Employee” means, for any Taxable Year, any and each individual who is a “covered employee” of AFC within the meaning of section 162(m)(3) of the Code for such Taxable Year.

(t) “Taxable Year” means the taxable year of AFC for federal income tax purposes.

ARTICLE IV — ELIGIBILITY AND PARTICIPATION.

Section 4.1 The Committee shall annually select the individual Employees, if any, eligible for participation in the Plan.

Section 4.2 Eligibility normally shall be limited to top executive-level Employees of AFC and the Association whose functional responsibility includes the establishment of strategic direction and long-range plans for AFC and the Association, including, but not limited to, the Chief Executive Officer, Vice Chairmen and Executive Vice Presidents.

Section 4.3 An Employee who holds or assumes an eligible position shall not be a Participant for any Plan Year unless selected by the Committee to participate in the Plan for the Plan Year. An Employee who is hired, transferred or promoted into an eligible position during a Plan Year and selected to participate in the Plan for that Plan Year shall receive a prorated award for that Plan Year. In no event shall a person who is a Section 162(m) Employee be added to the Plan for any Plan Year after the close of the eighth month of the Plan Year.

Section 4.4 In general, a Participant must be employed by AFC and the Association on the last day of the Plan Year to receive an award. A Participant who Retires, dies or becomes Disabled during a Plan Year shall receive a prorated award for that Plan Year on the basis of the level of attainment of the established performance goals for the entire Plan Year. In these circumstances, the amount of any prorated award shall be calculated and paid during the first 2½ months of the calendar year following the end of the Plan Year. A Participant who terminates employment with AFC and the Association during a Plan Year upon or following a Change of Control that occurs in that Plan Year shall be eligible for a prorated award for that Plan Year on the basis of the level of attainment of the established performance goals for the portion of the Plan Year preceding the Change of Control, annualized to project full-year performance; provided that his or her termination was not a Discharge for Cause. In these circumstances, the amount of any prorated award shall be calculated and paid on the first day of the first calendar month to begin after such termination of employment. The Committee shall have the authority to determine whether a Participant who otherwise ceases employment prior to the end of a Plan Year is eligible to receive a prorated award for that Plan Year on the basis of the level of attainment of the established performance goals for the entire Plan Year; provided that, following the occurrence of a Change of Control, the Committee may not exercise its authority to deny a prorated award to any Participant whose termination of employment is not a Discharge for Cause. In these circumstances, the amount of any prorated award shall be calculated and paid during the first 2½ months of the calendar year following the end of the Plan Year.

Section 4.5 Prorated awards shall be calculated by dividing the applicable annual award by twelve and multiplying the result by the number of months of service, rounded to the next highest whole month, of the Participant during the Plan Year.

ARTICLE V — AWARD OPPORTUNITY.

Section 5.1 The Committee shall provide an award opportunity to Participants who assist AFC and the Association in achieving certain of its Corporate Performance Objectives for a Plan Year. The award opportunity for each Plan Year shall be a percentage of each Participant’s base salary earned during the Plan Year. Differences in the amount of impact Participants may have on AFC and the Association’s success shall be recognized by varying award opportunities for Participants. The amount of a Participant’s award, if any, shall be based on the degree to which AFC and the Association achieve their Corporate Performance Objectives.

Section 5.2 The Committee recognizes that the level of control and influence a Participant has to impact the Corporate Performance Objectives is influenced by the Participant’s level of responsibility. As such, the Committee shall establish annually, as provided below, a matrix which shall establish for each Participant the award opportunity for such Participant if AFC and the Association achieve their target Corporate Performance Objectives. The matrix may also include enhanced or reduced award opportunity levels for such Participant if AFC and the Association achieve at a level above or below the target Corporate Performance Objectives.

ARTICLE VI — ESTABLISHMENT OF CORPORATE PERFORMANCE OBJECTIVES.

Section 6.1 As soon as practicable, but in any event within the first 90 days of each Plan Year, the Committee shall establish specific Corporate Performance Objectives for AFC and the Association, including target levels and, if deemed appropriate by the Committee, one or more enhanced or reduced award opportunity levels associated with each Corporate Performance Objective. If the Committee adds a Participant to the Plan for a Plan Year after initially establishing the award opportunities and Corporate Performance Objectives for the Plan Year, it shall establish the award opportunities and Corporate Performance Objectives applicable to the new Participant within 30 days after adding the Participant to the Plan. The Corporate Performance Objectives for a Plan Year shall be based on one or more of the following criteria:

(a) Basic earnings per common share,

(b) Basic cash earnings per common share,

(c) Diluted earnings per common share,

(d) Diluted cash earnings per common share,

(e) Net income,

(f) Cash earnings,

(g) Net interest income,

(h) Non-interest income,

(i) Operating income

(j) Fee income,

(k) Deposit growth,

(l) Loan growth,

(m) General and administrative expense,

(n) Cash general and administrative expense,

(o) General and administrative expense to average assets ratio,

(p) Cash general and administrative expense to average assets ratio,

(q) Efficiency ratio,

(r) Cash efficiency ratio,

(s) Operating efficiency ratio,

(t) Net interest spread,

(u) Net interest margin,

(v) Non-performing loans,

(w) Loan production volume,

(x) Cash flow,

(y) Net revenue,

(z) Gross revenue,

(aa) Return on average assets,

(bb) Cash return on average assets,

(cc) Return on average stockholders’ equity,

(dd) Cash return on average stockholders’ equity,

(ee) Return on average tangible stockholders’ equity,

(ff) Cash return on average tangible stockholders’ equity,

(gg) Return on average tangible common stockholders’ equity,

(hh) Cash return on average tangible common stockholders’ equity,

(ii) Total shareholder return,

(jj) Strategic business objectives, consisting of one or more objectives based upon satisfying specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management,

(kk) Any other performance criteria established by the Committee,

(ll) Any combination of (a) through (kk) above.

Each Corporate Performance Objective may include or exclude any or all extraordinary or non-recurring items and/or the results of discontinued operations. Each Corporate Performance Objective may be expressed on an absolute and/or relative basis, may be expressed on a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and may be applied on a consolidated basis or to individual business units, divisions or subsidiaries.

Section 6.2 Those Corporate Performance Objectives which have meanings ascribed to them by GAAP, shall have the meanings assigned to them under GAAP as in effect and applied to AFC and the Association on the date on which the Corporate Performance Objectives are established, without giving effect to any subsequent changes in GAAP, unless the Committee specifically provides otherwise when it establishes the Corporate Performance Objectives. Corporate Performance Objectives based upon cash earnings or cash returns shall refer to or be calculated based upon net income plus non-cash charges for goodwill amortization and amortization relating to employee stock ownership plans and restricted stock plans and related tax benefits. Corporate Performance Objectives based upon cash general and administrative expenses shall refer to general and administrative expenses, calculated in accordance with GAAP, adjusted to eliminate non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans.

Section 6.3 The Committee shall assign a percentage weight to each Corporate Performance Objective for each Plan Year. The weight assigned to any one or more Corporate Performance Objectives may be zero, but the aggregate weight assigned to all Corporate Performance Objectives shall equal 100%. The Committee may assign different weightings to Corporate Performance Objectives for each Participant or classes of Participants. The Committee shall establish a matrix which shall set forth the Corporate Performance Objectives, the target and other applicable performance levels with respect thereto, the weighting of such Corporate Performance Objectives, if any, and the corresponding award opportunity for each Participant. Notwithstanding the foregoing, no portion of an award opportunity for a Section 162(m) Employee shall be based solely on attainment of a Corporate Performance Objective established pursuant to Section 6.1(ii) above.

Section 6.4 Under normal business conditions, once established for a Plan Year as provided herein, Corporate Performance Objectives shall not be subject to revision or alteration. However, unusual conditions may warrant a reexamination of such criteria. Such conditions may include, but not be limited to, a Change of Control, declaration and distribution of stock dividends or other special and nonrecurring dividends or distributions, stock split, merger, consolidation or reorganization, acquisition or disposition of material business units, infrequently occurring or extraordinary gains or losses. In the event the Committee determines that, upon reexamination, alteration of the Corporate Performance Objectives is appropriate, the Committee shall reestablish the Corporate Performance Objectives to maintain as closely as possible the previously established expected level of overall performance of the Participants, taken as a whole, as is practicable. Notwithstanding the foregoing, any adjustments to the award opportunities or Corporate Performance Objectives applicable to a Section 162(m) Employee for a Plan Year shall conform to the requirements of section 162(m) of the Code and the regulations promulgated pursuant thereto.

ARTICLE VII — DETERMINATION AND PAYMENT OF AWARDS.

Section 7.1 As promptly as practicable, but in any event during the first 2½ months of the calendar year following the end of each Plan Year, the Committee shall certify the performance of AFC and the Association relative to the Corporate Performance Objectives established for Participants. Each Participant’s award shall be determined by multiplying the Participant’s base salary earned during the applicable Plan Year by the percentage set forth in the matrix established in Sections 6.3 and 6.4 of the Plan, as possibly adjusted down, but not up, for such subjective factors as the Committee deems appropriate, including, but not limited to, whether the Participant’s overall individual performance met expectations. Awards under the Plan shall be paid in cash, subject to applicable withholding taxes, during the first 2½ months of the calendar year following the end of the Plan Year.

ARTICLE VIII — MAXIMUM AWARD.

Section 8.1 The maximum award that may be paid to any Participant for any Plan Year is $2,000,000.

ARTICLE IX — PLAN ADMINISTRATION.

Section 9.1 The Committee shall direct and control the administration of the Plan, taking into consideration the recommendations of the Chief Executive Officer and members of the Board of Directors who do not serve on the Committee. The Committee shall have the right and authority to perform the following administrative tasks:

(a) to interpret the Plan,

(b) to adopt, amend or rescind rules and regulations relating to the administration and interpretation of the Plan,

(c) to make all other determinations necessary or advisable for administering the Plan,

(d) to exercise the powers conferred on the Committee under the Plan, and

(e) to correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect, the Committee being the sole and final judge of such expediency.

Section 9.2 The Board shall have the exclusive authority to amend, modify, suspend or terminate the Plan at any time, with or without notice, except that no amendment, modification, suspension or termination may in any manner adversely affect the right of any Participant to receive any award amount which has been awarded to him or her. To qualify for the exemption from the deduction limitation of Code Section 162(m), shareholders must approve certain material amendments to the Plan, such as a change in the business criteria upon which Corporate Performance Objectives are based, the maximum amount of a Participant’s award, or a change in the defined class of Employees eligible to participate in the Plan.

ARTICLE X — MISCELLANEOUS.

Section 10.1 The Plan does not, and shall not be deemed to, constitute a contract of employment between AFC and the Association and any Participant. Nothing in the Plan confers on any Employee the right to remain in the employment of AFC and the Association or limits the right of AFC and the Association to discharge the Employee. Nothing in the Plan shall be deemed to limit the rights of any Participant which may exist pursuant to any employment agreement between AFC and/or Association and the Participant.

Section 10.2 Nothing in this Plan shall be interpreted or construed to limit the authority of the Board to establish and compensate any Participant in the Plan in any manner outside of the scope and authority of this Plan.

Section 10.3 Because participation in the Plan does not guarantee any award under the Plan, an Employee may not sell, transfer, assign, pledge, or otherwise encumber any anticipated award and any attempt to do so shall be void, and AFC and the Association shall not be liable in any manner for or subject to the debts, contracts, liabilities, engagements, or torts of any person who might anticipate an award under the Plan, except as stated in a Qualified Domestic Relations Order.

Section 10.4 Notwithstanding any other provision of the Plan, the effectiveness of the Plan during the five-year period beginning January 1, 2014 and ending on December 31, 2018 is subject to, and the terms set forth herein shall become effective only upon, approval by AFC’s shareholders at the meeting of shareholders on May 21, 2014 or any adjournment or postponement thereof.

Section 10.5 This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 10.6 Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 10.7 The Plan shall be construed, administered and enforced according to the laws of the State of New York, without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

Section 10.8 The headings of Articles are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 10.9 AFC and the Association shall have the right to deduct from all amounts paid by AFC and the Association, or any member thereof, in cash under the Plan any taxes required by law to be withheld with respect to such payment.

Section 10.10 Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a) If to the Committee:

   Astoria Financial Corporation
   One Astoria Federal Plaza
   Lake Success, New York 11042-1085
   Attention: Corporate Secretary

(b) If to a Participant, to the Participant’s address as shown in AFC and the Association’s personnel records.

Section 10.11 The following provisions are included for the purposes of complying with various laws, rules and regulations applicable to AFC and the Association:

(a) Notwithstanding anything herein contained to the contrary, in no event will the aggregate amount of compensation payable by the Association to any person on account of his termination of employment exceed three times such person’s average annual total compensation for the last five consecutive calendar years to end prior to his termination of employment with the AFC and the Association or for his entire period of employment with the AFC and the Association and their respective predecessors, if less than five calendar years.

(b) Notwithstanding anything herein contained to the contrary, any payments pursuant to this Plan, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act and any regulations promulgated thereunder.

(c) Notwithstanding anything herein contained to the contrary, if an Participant is suspended from office and/or temporarily prohibited from participating in the conduct of the affairs of the Association pursuant to a notice served under section 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act, the Association’s obligations under this Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in such notice are dismissed, the Association, in its discretion, may (i) pay to the Participant all or part of the compensation withheld while the Association’s obligations hereunder were suspended and (ii) reinstate, in whole or in part, any of the obligations which were suspended.

(d) Notwithstanding anything herein contained to the contrary, if the Participant is removed and/or permanently prohibited from participating in the conduct of the Association’s affairs by an order issued under section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, all prospective obligations of the Association under this Plan shall terminate as of the effective date of the order, but vested rights and obligations of the Association and the Participant shall not be affected.

(e) Notwithstanding anything herein contained to the contrary, if the Association is in default, within the meaning of section 3(x)(1) of the Federal Deposit Insurance Act, all prospective obligations of the Association under this Plan shall terminate as of the date of default, but vested rights and obligations of the Association and the Participant shall not be affected.

(f) Notwithstanding anything herein contained to the contrary, all prospective obligations of the Association hereunder shall be terminated, except to the extent that a continuation of this Plan is necessary for the continued operation of the Association: (i) by the Office of the Comptroller of the Currency (“OCC”) or the Federal Deposit Insurance Corporation (“FDIC”), at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in section 13(c) of the FDI Act; (ii) by the OCC at the time the OCC approves a supervisory merger to resolve problems related to the operation of the Association or when the Association is determined by the OCC to be in an unsafe or unsound condition. The vested rights and obligations of the parties shall not be affected.

If and to the extent that any of the foregoing provisions shall cease to be required by applicable law, rule or regulation, the same shall become inoperative automatically as though eliminated by formal amendment of the Plan. Any of the foregoing provisions which, by their terms, apply only to the Association shall not affect the rights and obligations of AFC.

Section 10.12 Notwithstanding anything to the contrary contained herein, all payments and benefits otherwise due and payable under the Plan shall be subject to the terms and conditions of any clawback policies adopted by the Board or the Committee from time to time, and any such requirements imposed by applicable law (including, without limitation, section 304 of the Sarbanes-Oxley Act of 2002 and section 10D of the Exchange Act), and the terms of all such policies and applicable laws are hereby incorporated by reference.

ASTORIA FINANCIAL CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet

- Go to **www.envisionreports.com/AF**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Astoria Financial Corporation Shareholder Meeting to be Held on May 21, 2014

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, 2013 annual report to shareholders and Form 10-K are available at:

www.envisionreports.com/AF

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/AF** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 11, 2014 to facilitate timely delivery.

01TPEB

Shareholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1. The election of nominees:
   Ralph F. Palleschi
   Jane D. Carlin
   As directors for a term of three years

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/AF**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Astoria Financial Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 11, 2014.

01TPEB

ASTORIA FINANCIAL CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 20, 2014.

Vote by Internet

- Go to **www.envisionreports.com/AF**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors of Astoria Financial Corporation recommends a vote "FOR" all the nominees in Proposal No. 1 and "FOR" Proposals Nos. 2, 3, 4 and 5.

1. The election of nominees Ralph F. Palleschi and Jane D. Carlin as directors for a term of three years each.

	For	Withhold		For	Withhold
01 - Ralph F. Palleschi	☐	☐	02 - Jane D. Carlin	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign name exactly as it appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

01TP7B

ASTORIA FEDERAL SAVINGS

April 11, 2014

To: All Participants of the Astoria Federal Savings and Loan Association Incentive Savings Plan (the "401K Plan") Who Were Participants in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") as of March 27, 2014

Re: <u>Annual Meeting of Shareholders to be held on May 21, 2014</u>

In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 2014, enclosed please find the following documents:

a) Confidential Voting Instruction card,
b) Proxy Statement dated April 11, 2014, including a Notice of Annual Meeting of Shareholders,
c) 2013 Annual Report and Form 10-K, and
d) postage-paid return envelope addressed to Computershare Shareowner Services (Computershare Shareowner Services is the Confidential Voting Instruction tabulator for the 401K Plan).

<u>Voting Instructions for ESOP Shares</u>

As you have previously been informed, effective April 1, 2014, the ESOP was merged into the 401K Plan and the ESOP trust was merged into the 401K Plan trust. As of the merger, any assets in your ESOP account were transferred to an account in your name under the 401K Plan. If you were not already a participant in the 401K Plan, you became a participant effective as of the merger.

The 401K Trustee (Prudential Bank & Trust Company, FSB), acting in its capacity as successor to the trustee of the ESOP, will vote at the Annual Meeting the shares of Astoria Financial Corporation (the "Shares") that were held under the ESOP trust as of March 27, 2014 (the "ESOP Shares"). March 27, 2014 is the record date for the Annual Meeting.

As a participant in the 401K Plan who participated in the ESOP immediately prior to its merger into the 401K Plan, you have the right to direct the 401K Trustee as to how to vote at the Annual Meeting the ESOP Shares allocated to your ESOP account as of March 27, 2014. The number of ESOP Shares in your ESOP account as of that date is shown on the enclosed Confidential Voting Instruction card.

You may submit your instructions using the enclosed Confidential Voting Instruction card, or via the Internet. To submit your instructions using the card, please mark the appropriate boxes on the card and sign, date and return it in the enclosed postage-paid return envelope. To submit your instructions via the Internet, please access the Annual Report and Proxy Statement for Astoria Financial Corporation on the Internet at http://www.edocumentview.com/af. When you access this website, have the Confidential Voting Instruction card available and, on the top right hand side of the website, click "Vote Now" to access the electronic proxy card and submit your instructions. Once you are in the Internet voting system, you can record and confirm (or change) your voting instructions. The Internet voting system is available 24 hours a day. If you submit voting instructions, but do not check the box for a particular proposal, this will be interpreted as an instruction to vote according to the recommendation of the Board of Directors for that particular proposal. For your voting instructions to be counted, Computershare Shareowner Services must receive your Confidential Voting Instruction card or Internet voting instructions no later than 11:59 P.M. Eastern Time on May 14, 2014.

In general, the 401K Trustee will vote unallocated ESOP Shares and allocated ESOP Shares for which it receives no written instructions in the same manner and proportion as the allocated ESOP Shares for which voting instructions are received.

Please note that you are entitled to direct the vote of the ESOP Shares allocated to your ESOP account as of March 27, 2014, regardless of whether you have since elected to liquidate those ESOP Shares and transfer the proceeds to another 401K Plan investment option. Also note that if any part of your account under the 401K Plan was invested in that plan's Employer Stock Fund as of March 27, 2014, you are entitled to participate in directing the vote of the Shares held in the Employer Stock Fund as of that date, and you will receive a separate Confidential Voting Instruction card and related materials for that purpose.

Unanticipated Proposals

It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2014 Annual Meeting of Shareholders. If this should happen, State Street Bank and Trust Company (who has been engaged by the Plan Administrator as an independent fiduciary) will determine for the 401K Trustee how to vote upon such matters.

Deadline for Providing Voting Instructions

Your instruction is very important. You are encouraged to review the enclosed materials carefully and to submit your voting instructions, either via the Internet as described above, or by completing, signing and dating the enclosed Confidential Voting Instruction card, sealing the card in the enclosed envelope and returning it to Computershare Shareowner Services. To direct how the ESOP Shares allocated to your ESOP account will be voted at the Annual Meeting, your instructions must be received by Computershare Shareowner Services no later than 11:59 P.M. Eastern Time on May 14, 2014.

Confidentiality of Voting Instructions

Please note that the instructions of individual participants are to be kept confidential by Computershare Shareowner Services and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

* * * * * * * *

This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

Very truly yours,
Plan Administrator for the Astoria Federal Savings and Loan Association Incentive Savings Plan

By: Josie Callari
Josie Callari

002CSN3AC2

ASTORIA FINANCIAL CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Confidential Voting Instruction

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors of Astoria Financial Corporation recommends a vote "FOR" all the nominees in Proposal No. 1 and "FOR" Proposals Nos. 2, 3, 4 and 5.

+

1. The election of nominees Ralph F. Palleschi and Jane D. Carlin as directors for a term of three years each.

	For	Withhold		For	Withhold
01 - Ralph F. Palleschi	☐	☐	02 - Jane D. Carlin	☐	☐

The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 11, 2014 for the Annual Meeting and an Astoria Financial Corporation 2013 Annual Report and Form 10-K. The Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or postponement thereof or to cause such matters to be voted upon, in each case as determined by State Street Bank and Trust Company, who has been engaged by the Plan Administrator as an independent fiduciary for this purpose.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign name exactly as it appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

01TP9C

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ASTORIA FINANCIAL CORPORATION

CONFIDENTIAL VOTING INSTRUCTION
SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE, AS PLAN ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN

The undersigned participant, former participant or beneficiary of a participant or former participant (collectively, a Participant) in the Astoria Federal Savings and Loan Association Incentive Savings Plan (the 401K Plan), who was a Participant in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the ESOP) as of March 27, 2014, hereby provides the voting instructions hereinafter specified to Computershare Shareowner Services LLC, as designee of Astoria Federal Savings and Loan Association, as plan administrator of the 401K Plan (the Plan Administrator). Based on all instructions timely received, Prudential Bank & Trust Company, FSB, as trustee of the 401K Plan (the 401K Trustee) and as successor to the trustee of the ESOP, shall vote, in person, by limited or general power of attorney or by proxy, the shares and fractional shares of common stock of Astoria Financial Corporation that were held by the trustee of the ESOP, in its capacity as such, as of March 27, 2014 (the ESOP Shares), at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 2014 at 9:30 a.m., Eastern Time, at The Inn at New Hyde Park, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof. March 27, 2014 is the record date for the Annual Meeting.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 11, 2014, the 401K Trustee will vote the ESOP Shares allocated to your ESOP account as of the record date to reflect your duly executed and returned Confidential Voting Instruction, in the manner described in the accompanying letter dated April 11, 2014 from the Plan Administrator regarding the ESOP Shares.

If you submit your voting instructions, but do not check the box for a particular proposal, your voting instruction for that proposal with respect to the ESOP Shares allocated to your ESOP account shall be interpreted as described in the accompanying letter dated April 11, 2014 from the Plan Administrator regarding the ESOP Shares.

The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial Corporation or Astoria Federal Savings and Loan Association.

For instructions on how to submit your Confidential Voting Instruction via the Internet, please see the accompanying letter dated April 11, 2014 from the Plan Administrator regarding the ESOP Shares.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

ASTORIA FEDERAL SAVINGS

April 11, 2014

To: **All Astoria Federal Savings and Loan Association Incentive Savings Plan (the "401K Plan") Participants with a Portion of their Account Balance Invested in the Employer Stock Fund**

Re: **<u>Annual Meeting of Shareholders to be held on May 21, 2014</u>**

In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 2014, enclosed please find the following documents:

a) Confidential Voting Instruction card,
b) Proxy Statement dated April 11, 2014, including a Notice of Annual Meeting of Shareholders,
c) 2013 Annual Report and Form 10-K, and
d) postage-paid return envelope addressed to Computershare Shareowner Services (Computershare Shareowner Services is the Confidential Voting Instruction tabulator for the 401K Plan).

<u>Voting Instructions for Employer Stock Fund Shares</u>

The 401K Trustee (Prudential Bank & Trust Company, FSB) will vote at the Annual Meeting the shares of Astoria Financial Corporation (the "Shares") that were held in the Employer Stock Fund under the 401K Plan as of March 27, 2014 (the "Employer Stock Fund Shares"). March 27, 2014 is the record date for the Annual Meeting.

As a participant in the 401K Plan, you have the right to participate in directing how the 401K Plan Administrator (Astoria Federal Savings and Loan Association) instructs the 401K Trustee to vote at the Annual Meeting the Employer Stock Fund Shares, provided that all or a portion of your 401K Plan account was invested in the Employer Stock Fund as of the valuation date coincident with or next preceding March 27, 2014. The number of Employer Stock Fund Shares allocable to your 401K Plan account as of that date is shown on the enclosed Confidential Voting Instruction card.

You may submit your instructions using the enclosed Confidential Voting Instruction card, or via the Internet. To submit your instructions using the card, please mark the appropriate boxes on the card and sign, date and return it in the enclosed postage-paid return envelope. To submit your instructions via the Internet, please access the Annual Report and Proxy Statement for Astoria Financial Corporation on the Internet at http://www.edocumentview.com/af. When you access this website have the Confidential Voting Instruction card available and, on the top right hand side of the website, click "Vote Now" to access the electronic proxy card and submit your instructions. Once you are in the Internet voting system, you can record and confirm (or change) your voting instructions. The Internet voting system is available 24 hours a day. If you submit voting instructions, but do not check the box for a particular proposal, this will be interpreted as an instruction to vote according to the recommendation of the Board of Directors for that particular proposal. For your voting instructions to be counted, Computershare Shareowner Services must receive your Confidential Voting Instruction card or Internet voting instructions no later than 11:59 P.M. Eastern Time on May 14, 2014.

In general, the 401K Trustee will be directed to vote the Employer Stock Fund Shares "FOR" and "AGAINST" (or in the case of electing directors, "FOR" and "WITHHOLD") each proposal listed on the Confidential Voting Instruction card in the same proportions as instructions to cast votes "FOR" and "AGAINST" (or in the case of electing directors, "FOR" and "WITHHOLD") each proposal are given by those individuals with the right to give voting directions on Employer Stock Fund Shares. Instructions to "ABSTAIN" will not be taken into account for purposes of the direction or the vote of Employer Stock Fund Shares. Each individual's instructions are weighted according to the value of the participant's interest in the Employer Stock Fund as of the valuation date coincident with or next preceding March 27, 2014.

Please note that you are entitled to participate in directing the vote of the Employer Stock Fund Shares allocated to your 401K Plan account as of the valuation date coincident with or next preceding March 27, 2014, regardless of whether you have since elected to liquidate that investment in the Employer Stock Fund and transfer the proceeds to another 401K Plan investment option. Also note that if you were a participant in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") prior to its merger into the 401K Plan on April 1, 2014, and you had Shares allocated to your ESOP account as of March 27, 2014, you are entitled to participate in directing the vote of the Shares held in the ESOP as of that date, and you will receive a separate Confidential Voting Instruction card and related materials for that purpose.

Unanticipated Proposals

It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2014 Annual Meeting of Shareholders. If this should happen, the 401K Trustee will be instructed to vote upon such matters in the 401K Trustee's discretion, or to cause such matters to be voted upon in the discretion of the person or persons named in any proxies executed by the 401K Trustee.

Deadline for Providing Voting Instructions

Your instruction is very important. You are encouraged to review the enclosed materials carefully and to submit your voting instructions, either via the Internet as described above, or by completing, signing and dating the enclosed Confidential Voting Instruction card, sealing the card in the enclosed envelope and returning it to Computershare Shareowner Services. To participate in directing how the Employer Stock Fund Shares will be voted at the Annual Meeting, your instructions must be received by Computershare Shareowner Services no later than 11:59 P.M. Eastern Time on May 14, 2014.

Confidentiality of Voting Instructions

Please note that the instructions of individual participants are to be kept confidential by Computershare Shareowner Services and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

* * * * * * *

This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

Very truly yours,
Plan Administrator for the Astoria Federal Savings and Loan Association Incentive Savings Plan

By: Josie Callari
Josie Callari

002CSN3AC1

ASTORIA FINANCIAL CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Confidential Voting Instruction

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors of Astoria Financial Corporation recommends a vote "FOR" all the nominees in Proposal No. 1 and "FOR" Proposals Nos. 2, 3, 4 and 5.

1. The election of nominees Ralph F. Palleschi and Jane D. Carlin as directors for a term of three years each.

	For	Withhold		For	Withhold
01 - Ralph F. Palleschi	☐	☐	02 - Jane D. Carlin	☐	☐

The undersigned hereby instructs the Plan Administrator to direct the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 11, 2014 for the Annual Meeting and an Astoria Financial Corporation 2013 Annual Report and Form 10-K. In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the person or persons named in any proxies executed by the Trustee.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign name exactly as it appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

01TPAC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ASTORIA FINANCIAL CORPORATION

CONFIDENTIAL VOTING INSTRUCTION
SOLICITED BY ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION, AS PLAN ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION INCENTIVE SAVINGS PLAN

The undersigned participant, former participant or beneficiary of a participant or former participant in the Astoria Federal Savings and Loan Association Incentive Savings Plan (the 401K Plan) hereby provides the voting instructions hereinafter specified to Computershare Shareowner Services LLC, as designee of Astoria Federal Savings and Loan Association, as plan administrator of the 401K Plan (the Plan Administrator). These instructions shall be taken into account in directing Prudential Bank & Trust Company, FSB, as trustee of the 401K Plan (the Trustee) to vote in person, by limited or general power of attorney or by proxy, the shares and fractional shares of common stock of Astoria Financial Corporation that were held by the Trustee, in its capacity as Trustee, in the Employer Stock Fund under the 401K Plan as of March 27, 2014, (the Employer Stock Fund Shares) at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 2014 at 9:30 a.m., Eastern Time, at The Inn at New Hyde Park, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof. March 27, 2014 is the record date for the Annual Meeting.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 11, 2014, the Plan Administrator will give voting directions to the Trustee. Such directions will take into account your duly executed and returned Confidential Voting Instruction, in the manner described in the accompanying letter dated April 11, 2014 from the Plan Administrator regarding the Employer Stock Fund Shares.

If you submit your voting instructions, but do not check the box for a particular proposal, your voting instruction for that proposal with respect to the Employer Stock Fund Shares shall be interpreted as described in the accompanying letter dated April 11, 2014 from the Plan Administrator regarding the Employer Stock Fund Shares.

The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial Corporation or Astoria Federal Savings and Loan Association.

For instructions on how to submit your Confidential Voting Instruction via the Internet, please see the accompanying letter dated April 11, 2014 from the Plan Administrator regarding the Employer Stock Fund Shares.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)